Exhibit 99.1

EXECUTION VERSION

MORTGAGE LOAN PURCHASE AGREEMENT

This Mortgage Loan Purchase Agreement (this “Agreement”), is dated and effective as of March 27, 2019, between UBS AG, by and through its New York branch office at 1285 Avenue of the Americas, New York, New York, as seller (in such capacity, together with its successors and permitted assigns hereunder, the “Mortgage Loan Seller” or “Seller”), and UBS Commercial Mortgage Securitization Corp., as purchaser (in such capacity, together with its successors and permitted assigns hereunder, the “Purchaser”).

RECITALS

The Mortgage Loan Seller desires to sell, assign, transfer, set over and otherwise convey to the Purchaser, without recourse, representation or warranty, other than as set forth herein, and the Purchaser desires to purchase, subject to the terms and conditions set forth herein, the commercial and multifamily mortgage loans (collectively, the “Mortgage Loans”) identified on the schedule annexed hereto as Exhibit A (as such schedule may be amended from time to time pursuant to the terms hereof, the “Mortgage Loan Schedule”).

The Purchaser intends to create a trust (the “Trust”), the primary assets of which will be a segregated pool of commercial and/or multifamily mortgage loans, that includes the Mortgage Loans. Beneficial ownership of the assets of the Trust (such assets collectively, the “Trust Fund”) will be evidenced by a series of mortgage pass-through certificates (the “Certificates”). Certain classes of the Certificates will be rated by nationally recognized statistical rating organizations (the “Rating Agencies”). Certain classes of Certificates (the “Registered Certificates”) will be registered under the Securities Act of 1933, as amended (the “Securities Act”), and certain classes of Certificates (the “Non-Registered Certificates”) will not be registered under the Securities Act. The Trust will be created and the Certificates will be issued pursuant to a pooling and servicing agreement to be dated as of April 1, 2019 (the “Pooling and Servicing Agreement”), between UBS Commercial Mortgage Securitization Corp., as depositor (the “Depositor”), Midland Loan Services, a Division of PNC Bank, National Association, as master servicer (in such capacity, the “Master Servicer”) and as special servicer (in such capacity, the “Special Servicer”), Park Bridge Lender Services LLC, as operating advisor (in such capacity, the “Operating Advisor”) and as asset representations reviewer (in such capacity, the “Asset Representations Reviewer”), and Wells Fargo Bank, National Association, as certificate administrator (in such capacity, the “Certificate Administrator”), as tax administrator, as custodian (in such capacity, the “Custodian”) and as trustee (in such capacity, the “Trustee”). Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement as in full force and effect on the Closing Date (as defined in Section 1 hereof). Any reference to a provision of the Pooling and Servicing Agreement shall be to the Pooling and Servicing Agreement as in full force and effect on the Closing Date. It is anticipated that the Purchaser will transfer the Mortgage Loans to the Trustee on behalf of the Trust contemporaneously with its purchase of the Mortgage Loans hereunder.

The Purchaser intends to sell the Registered Certificates to UBS Securities LLC (“UBS Securities”), Morgan Stanley & Co. LLC (“MSC”), Drexel Hamilton, LLC (“Drexel”), Brean Capital, LLC (“Brean”) and Academy Securities, Inc. (“Academy” and, collectively in such capacity, the “Underwriters”) pursuant to an underwriting agreement, dated as of the date hereof (the “Underwriting Agreement”), between the Purchaser, UBS AG, by and through its New York branch office at 1285 Avenue of the Americas, New York, New York and the Underwriters. The Purchaser intends to sell the Non-Registered Certificates to UBS Securities, MSC, Drexel, Brean and Academy (collectively in such capacity, the “Initial Purchasers”) pursuant to a certificate purchase agreement, dated as of the date hereof (the “Certificate Purchase Agreement”), between the Purchaser, UBS AG, by and through its New York branch office at 1285 Avenue of the Americas, New York, New York and the Initial Purchasers. The Certificates are more fully described in (a) that certain prospectus dated March 28, 2019 (together with all annexes and exhibits thereto, the “Prospectus”), relating to the Registered Certificates and (b) that certain private placement memorandum, dated March 28, 2019 (together with all annexes and exhibits thereto, the “Private Placement Memorandum”), relating to the Non-Registered Certificates, as each may be amended or supplemented at any time hereafter.

The Mortgage Loan Seller will indemnify the Depositor, the Underwriters, the Initial Purchasers and certain related parties with respect to certain disclosure regarding the Mortgage Loans that is contained in (a) that certain preliminary prospectus, dated March 20, 2019, relating to the Registered Certificates (together with all annexes and exhibits thereto), as amended and supplemented by that certain supplement to the preliminary prospectus, dated March 21, 2019 (collectively, the “Preliminary Prospectus”), (b) that certain preliminary private placement memorandum, dated March 20, 2019, relating to the Non-Registered Certificates (together with all annexes and exhibits thereto, collectively, the “Preliminary Private Placement Memorandum”), (c) the Prospectus, (d) the Private Placement Memorandum and (e) certain other disclosure documents and offering materials relating to the Certificates, pursuant to an indemnification agreement, dated as of the date hereof (the “Indemnification Agreement”), between the Mortgage Loan Seller, the Depositor, the Underwriters and the Initial Purchasers.

NOW, THEREFORE, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

Section 1.       Agreement to Purchase. The Mortgage Loan Seller agrees to sell, assign, transfer, set over and otherwise convey to the Purchaser, without recourse, representation or warranty, other than as set forth herein, and the Purchaser agrees to purchase from the Mortgage Loan Seller, subject to the terms and conditions set forth herein, the Mortgage Loans. The purchase and sale of the Mortgage Loans shall take place on April 16, 2019 or such other date as shall be mutually acceptable to the parties hereto (the “Closing Date”). As of the Cut-off Date, the Mortgage Loans will have an aggregate principal balance, after application of all payments of principal due on the Mortgage Loans, if any, on or before such date, whether or not received, of $419,904,949, subject to a variance of plus or minus 5%. The purchase price for the Mortgage Loans shall be an amount set forth on the cross receipt between the Mortgage Loan Seller and the Purchaser dated the Closing Date (which price reflects no deduction for any transaction expenses for which the Mortgage Loan Seller is responsible). The Purchaser shall pay and/or direct to be paid such purchase price to the Mortgage Loan Seller on the Closing Date by wire transfer in immediately available funds or by such other method as shall be mutually acceptable to the parties hereto.

Section 2.       Conveyance of the Mortgage Loans. (a) Effective as of the Closing Date, subject only to receipt of the purchase price referred to in Section 1 hereof and the satisfaction of the other conditions to the Mortgage Loan Seller’s obligations set forth herein, the Mortgage Loan Seller does hereby sell, assign, transfer, set over and otherwise convey to the Purchaser, without recourse, representation or warranty, other than as set forth herein, all of the right, title and interest of the Mortgage Loan Seller in, to and under the Mortgage Loans and all documents included in the related Mortgage Files and Servicing Files, with the understanding that a servicing rights purchase and sale agreement or comparable agreement may be executed by the Mortgage Loan Seller and the Master Servicer. Such assignment includes all scheduled payments of principal and interest under and proceeds of the Mortgage Loans received after their respective Cut-off Dates (other than scheduled payments of interest and principal due on or before their respective Cut-off Dates, which shall belong and be promptly remitted to the Mortgage Loan Seller) together with all documents delivered or caused to be delivered hereunder with respect to such Mortgage Loans by the Mortgage Loan Seller (including all documents included in the related Mortgage Files and Servicing Files and any other documents required to be delivered by the Mortgage Loan Seller under Sections 2.01(b) and (c) of the Pooling and Servicing Agreement). The Purchaser shall be entitled to receive all scheduled payments of principal and interest due on the Mortgage Loans after their respective Cut-off Dates, and all other recoveries of principal and interest collected thereon after their respective Cut-off Dates (other than scheduled payments of principal and interest due on the Mortgage Loans on or before their respective Cut-off Dates and collected after such respective Cut-off Dates or, in the case of Qualified Substitute Mortgage Loans (if any), due on or prior to the related date of substitution and collected after such date, in each case, which shall belong to the Mortgage Loan Seller).

After the Mortgage Loan Seller’s transfer of the Mortgage Loans to the Purchaser, as provided herein, the Mortgage Loan Seller shall not take any action inconsistent with the Purchaser’s ownership of the Mortgage Loans. Except for actions that are the express responsibility of another party hereunder or under the Pooling and Servicing Agreement, and further except for actions that the Mortgage Loan Seller is expressly permitted to complete subsequent to the Closing Date, the Mortgage Loan Seller shall, on or before the Closing Date, take all actions required under applicable law to effectuate the transfer of the Mortgage Loans by the Mortgage Loan Seller to the Purchaser.

(b)       The conveyance of the Mortgage Loans and the related rights and property accomplished hereby is intended by the parties hereto to constitute a sale by the Mortgage Loan Seller of all the Mortgage Loan Seller’s right, title and interest in and to such Mortgage Loans and such other related rights and property by the Mortgage Loan Seller to the Purchaser. Furthermore, it is not intended that such conveyance be a pledge of security for a loan. If such conveyance is determined to be a pledge of security for a loan, however, then: (i) this Agreement shall constitute a security agreement under applicable law; (ii) the Mortgage Loan Seller shall be deemed to have granted to the Purchaser, and in any event, the Mortgage Loan Seller hereby grants to the Purchaser, a first priority security interest in all of the Mortgage Loan Seller’s right, title and interest, whether now owned or hereafter acquired, in and to (1) the Mortgage Loans, (2) all documents included in the related Mortgage Files and Servicing Files, (3) all scheduled payments of principal and interest due on the Mortgage Loans after their respective Cut-off Dates, and (4) all other recoveries of principal and interest collected thereon after their respective Cut-off Dates (other than scheduled payments of principal and interest due on the Mortgage Loans on or before their respective Cut-off Dates and collected after such respective Cut-off Dates or, in the case of Qualified Substitute Mortgage Loans (if any), due on or prior to the related date of substitution and collected after such date); (iii) the assignment by the Purchaser to the Trustee of its interests in the Mortgage Loans as contemplated by Section 16 hereof shall be deemed to be an assignment of any security interest created hereunder; (iv) the possession by the Purchaser (or the Custodian) of the Mortgage Notes with respect to the Mortgage Loans subject hereto from time to time and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be “possession by the secured party” or possession by a purchaser or person designated by such secured party for the purpose of perfecting such security interest under applicable law (notwithstanding the foregoing, the Mortgage Loan Seller makes no representation or warranty as to perfection of any such security interest); and (v) notifications to, and acknowledgments, receipts or confirmations from, Persons holding such property, shall be deemed to be notifications to, or acknowledgments, receipts or confirmations from, securities intermediaries, bailees or agents (as applicable) of the Purchaser for the purpose of perfecting such security interest under applicable law. The Mortgage Loan Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be reasonably necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the Pooling and Servicing Agreement.

(c)       In connection with the Mortgage Loan Seller’s assignment pursuant to Section 2(a) above, the Mortgage Loan Seller, at its expense, shall deliver to and deposit with, or cause to be delivered to and deposited with, the Custodian, subject to the provisions of Section 2.01(i) of the Pooling and Servicing Agreement with respect to any Servicing Shift Whole Loan, (x) on or before the Closing Date, the Mortgage Note relating to each Mortgage Loan so assigned, endorsed to the Trustee or in blank as specified in clause (i) of the definition of “Mortgage File” (or, alternatively, if the original executed Mortgage Note has been lost, a lost note affidavit and indemnity with a copy of such Mortgage Note as specified in clause (i) of the definition of “Mortgage File”) and (y) on or before the date that is forty-five (45) days following the Closing Date (or such later date as may be provided under Sections 2.01(b) or (c) of the Pooling and Servicing Agreement with respect to any item), the remainder of the Mortgage File for each Mortgage Loan and, except in the case of a Mortgage Loan that is part of a Non-Serviced Whole Loan as of the Closing Date (which delivery shall be subject to clauses (e) and (f) in the proviso of the definition of “Mortgage File”), any other items required to be delivered or deposited by the Mortgage Loan Seller under Sections 2.01(b) and (c) of the Pooling and Servicing Agreement (other than amounts from reserve accounts and originals of letters of credit, which shall be transferred to the Master Servicer) for each Mortgage Loan, and shall take such other actions and pay such costs with respect to the Mortgage Loans as may be required under Sections 2.01(b) and (c) of the Pooling and Servicing Agreement.

(d)       In addition, on or prior to the Closing Date, Seller, at its expense, shall deliver to each of the Master Servicer and the Special Servicer five (5) limited powers of attorney in favor of the Master Servicer and the Special Servicer in accordance with Section 2.02(h) of the Pooling and Servicing Agreement to empower the Master Servicer and the Special Servicer to sign and/or deliver to a third-party for submission, at the expense of Seller, any mortgage loan documents required to be recorded as described in Section 2.01 of the Pooling and Servicing Agreement and any intervening assignments with evidence of recording thereon that are required to be included in the Mortgage Files (so long as original counterparts have previously been delivered to the Trustee (or the Custodian on its behalf)); provided that if the Seller fails to promptly pay the Master Servicer or the Special Servicer the expenses associated with recording documents as provided in this sentence, then such expenses shall be payable out of the Trust (it being understood for the avoidance of doubt that the Seller will nonetheless remain responsible for reimbursing the Trust for such expenses). The Seller agrees to reasonably cooperate with the Master Servicer and the Special Servicer in connection with any additional powers of attorney or revisions thereto that are requested by the Master Servicer and the Special Servicer for purposes of such recordation. No such power of attorney shall be used with respect to any Mortgage Loan except to the extent that the absence of a document described in the second preceding sentence with respect to such Mortgage Loan remains unremedied as of the date on which such Mortgage Loan becomes a Specially Serviced Mortgage Loan or at the time required for enforcement by the Trust. The Master Servicer and the Special Servicer shall submit such documents for recording, at Seller’s expense, after the date set forth above; provided that the Master Servicer and the Special Servicer shall not submit such assignments for recording if Seller produces evidence that it or a third-party on its behalf has sent any such assignment for recording and certifies that Seller is awaiting its return from the applicable recording office.

(e)       In accordance with Section 2.01(b) of the Pooling and Servicing Agreement, with respect to the delivery of a letter of credit in the manner described in clause (A) of clause (xii) of the definition of “Mortgage File”, the Mortgage Loan Seller shall be deemed to have satisfied the delivery requirements of this Agreement and the Pooling and Servicing Agreement by delivering to the Custodian within ten (10) Business Days following the Closing Date with respect to any such letter(s) of credit a copy of such letter of credit, the transfer documentation and such transmittal communication to the issuing bank indicating that such document has been delivered to the issuing bank for reissuance. If a letter of credit is not in a form that would allow the Master Servicer to draw on such letter of credit on behalf of the Trust in accordance with the applicable terms thereof and/or of the related Mortgage Loan documents, the Mortgage Loan Seller shall deliver copies of the appropriate transfer or assignment documents to the Custodian promptly following receipt of written notification thereof. If not otherwise paid by the related Mortgagor, the Mortgage Loan Seller shall pay any transfer fee required in order to transfer the beneficiary’s interest from such Mortgage Loan Seller to Master Servicer on behalf of the Trust as required hereunder and shall cooperate with the reasonable requests of the Master Servicer in connection with effectuating a draw under any such letter of credit prior to the date such letter of credit is reissued to the Master Servicer on behalf of the Trust.

With respect to letters of credit delivered in accordance with subclause (B) of clause (xii) of the definition of “Mortgage File”, within sixty (60) days of the Closing Date or such shorter period as is required by the terms of such letter of credit or other applicable Mortgage Loan documents, the Mortgage Loan Seller shall notify the bank issuing the letter of credit that the Master Servicer on behalf of the Trustee shall be the beneficiary under such letter of credit.

(f)       In addition, with respect to the Mortgage Loans secured by the Mortgaged Properties identified as Trumbull and Porter Hotel – Detroit, Holiday Inn - Battle Creek and Country Inn - Smithfield, on the Mortgage Loan Schedule, each of which is subject to a franchise agreement with a related comfort letter in favor of the Mortgage Loan Seller that requires notice to or request of the related franchisor to transfer or assign any related comfort letter to the Trustee for the benefit of the Certificateholders or otherwise have a new comfort letter (or any such new document or acknowledgement as may be contemplated under the existing comfort letter) issued in the name of the Trustee for the benefit of the Certificateholders, the Mortgage Loan Seller or its designee shall, within forty-five (45) days of the Closing Date (or any shorter period if required by the applicable comfort letter), provide any such required notice to or make any such required request of the related franchisor (with a copy to the Master Servicer).

(g)       In connection with the Mortgage Loan Seller’s assignment pursuant to Section 2(a) above, the Mortgage Loan Seller, at its expense, shall deliver to and deposit with, or cause to be delivered to and deposited with, or make available to, the Master Servicer in accordance with Section 2.01(d) of the Pooling and Servicing Agreement, the following items: (i) within the timeframes for delivery set forth in Section 2(c) above, a copy of the Mortgage File for each Mortgage Loan (except that copies of instruments of assignment will be delivered by the Custodian when the originals are returned or delivered, as applicable, to it in accordance with the requirements of Section 2.01(b) of the Pooling and Servicing Agreement); (ii) within the timeframe for delivery set forth in Section 2.01(d) of the Pooling and Servicing Agreement, and except in the case of a Mortgage Loan that is part of a Non-Serviced Whole Loan, originals or copies of all financial statements, appraisals, environmental reports, engineering reports, Insurance Policies, certificates, guaranty/indemnity agreements, property inspection reports, escrow analysis, tax bills, third-party management agreements, asset summary and financial information on the borrower/sponsor and any guarantor (including, without limitation, any operating statements), in each case relating to the origination and servicing of any Mortgage Loan or related Serviced Whole Loan that are reasonably necessary for the ongoing administration and/or servicing of the applicable Mortgage Loan or Serviced Whole Loan in the possession or under the control of the Mortgage Loan Seller that relate to the Mortgage Loans or related Serviced Whole Loan(s) (provided that the Mortgage Loan Seller shall not be required to deliver any attorney-client privileged communication, draft documents or any documents or materials prepared by it or its Affiliates for internal uses, including without limitation, credit committee briefs or memoranda, credit underwriting or other analysis or data and other internal approval documents); and (iii) within three (3) Business Days after the Closing Date, all unapplied reserve funds and Escrow Payments in the possession or under the control of the Mortgage Loan Seller that relate to the Mortgage Loans (other than any Non-Serviced Whole Loans). In addition, not later than the Closing Date, the Mortgage Loan Seller shall provide to the Master Servicer the initial data with respect to each Mortgage Loan that is necessary for the preparation of the initial CREFC® Financial File and initial CREFC® Loan Periodic Update File required to be delivered by the Master Servicer under the Pooling and Servicing Agreement.

(h)       Under generally accepted accounting principles (“GAAP”) and for federal income tax purposes, the Mortgage Loan Seller shall report its transfer of the Mortgage Loans to the Purchaser, as provided herein, as a sale of the Mortgage Loans to the Purchaser in exchange for the consideration specified in Section 1 hereof. In connection with the foregoing, the Mortgage Loan Seller shall cause all of its records to reflect such transfer as a sale (as opposed to a secured loan) and to reflect that the Mortgage Loans are no longer property of the Mortgage Loan Seller. In no event shall the Mortgage Loan Seller take any action that is inconsistent with the Trust’s ownership of each Mortgage Loan following the Closing Date.

(i)        The Mortgage Loan Schedule, as it may be amended from time to time, shall conform to the requirements set forth in the Pooling and Servicing Agreement (except with respect to the Administrative Cost Rate). The Mortgage Loan Seller shall, within fifteen (15) days of its discovery or receipt of notice of any error on the Mortgage Loan Schedule, amend such Mortgage Loan Schedule and deliver to the Purchaser or the Trustee, as the case may be, an amended Mortgage Loan Schedule; provided that this sentence shall not be construed to relieve the Mortgage Loan Seller of any liability for any related Breach or to shorten the period available to the Mortgage Loan Seller with respect to the cure, repurchase or substitution provisions with respect to a Material Defect set forth in Section 5.

(j)        Notwithstanding anything to the contrary, the Purchaser and the Mortgage Loan Seller hereby acknowledge and agree that with respect to each Mortgage Loan subject to defeasance on the Mortgage Loan Schedule, the Mortgage Loan Seller has transferred to a third-party or has retained the right of the lender under the Mortgage Loan documents to receive a percentage of the economic benefit associated with the ownership of the successor borrower, to designate and/or establish the successor borrower and/or to purchase (or cause the purchase on behalf of the related borrower of) the related defeasance collateral, in each case if there is a defeasance of such Mortgage Loan (any such right or obligation, “Seller Defeasance Rights and Obligations”). The Purchaser shall cause the Pooling and Servicing Agreement to provide that: (i) if the Master Servicer receives notice of a defeasance request with respect to a Mortgage Loan, which such Mortgage Loan provides for Seller Defeasance Rights and Obligations in the related Mortgage Loan documents, then the Master Servicer shall provide, within five (5) Business Days of receipt of such notice, written notice of such defeasance request to the Mortgage Loan Seller or its assignee; and (ii) until such time as the Mortgage Loan Seller provides written notice to the contrary, notice of a defeasance of a Mortgage Loan with Seller Defeasance Rights and Obligations shall be delivered to the Mortgage Loan Seller pursuant to the notice provisions of the Pooling and Servicing Agreement.

Section 3.       Examination of Mortgage Loan Files and Due Diligence Review. The Mortgage Loan Seller shall reasonably cooperate with any examination of the Mortgage Files for, and any other documents and records relating to, the Mortgage Loans, that may be undertaken by or on behalf of the Purchaser on or before the Closing Date. The fact that the Purchaser has conducted or has failed to conduct any partial or complete examination of any of the Mortgage Files for, and/or any of such other documents and records relating to, the Mortgage Loans, shall not affect the Purchaser’s right to pursue any remedy available in equity or at law for a breach of the Mortgage Loan Seller’s representations and warranties made pursuant to Section 4, except as expressly set forth in Section 5.

Section 4.       Representations, Warranties and Covenants of the Mortgage Loan Seller and the Purchaser.   (a) The Mortgage Loan Seller hereby makes, as of the date hereof (and, in connection with any replacement of a Defective Loan (as defined in Section 4(f) hereof) with one or more Qualified Substitute Mortgage Loans (also as defined in Section 4(f) hereof), pursuant to Section 5(a) hereof, as of the related date of substitution), to and for the benefit of the Purchaser, each of the representations and warranties set forth in Exhibit B-1. The Purchaser hereby makes, as of the date hereof, to and for the benefit of the Mortgage Loan Seller, each of the representations and warranties set forth in Exhibit B-2.

(b)       The Mortgage Loan Seller hereby makes, as of the date hereof (or as of such other date specifically provided in the particular representation or warranty), to and for the benefit of the Purchaser, each of the representations and warranties set forth in Exhibit C, subject to the exceptions set forth in Schedule C. The Mortgage Loan Seller is also referred to herein as the “Responsible Repurchase Party”.

(c)       The Mortgage Loan Seller hereby represents and warrants, as of the date hereof, to and for the benefit of the Purchaser only, that the Mortgage Loan Seller has not dealt with any broker, investment banker, agent or other person (other than the Depositor or an affiliate thereof, the Underwriters and the Initial Purchasers) who may be entitled to any commission or compensation in connection with the sale to the Purchaser of the Mortgage Loans.

(d)       The Mortgage Loan Seller hereby represents and warrants that, with respect to the Mortgage Loans and the Mortgage Loan Seller’s role as “originator” for purposes of Regulation AB (or the role of any third-party as “originator” of any Mortgage Loan for which the Mortgage Loan Seller was not the “originator” for purposes of Regulation AB) and “sponsor” for purposes of Regulation AB in connection with the issuance of the Registered Certificates, the information regarding the Mortgage Loans, the related Mortgagors, the related Mortgaged Properties and/or the Mortgage Loan Seller contained in each of the Preliminary Prospectus and the Prospectus complies in all material respects with the applicable disclosure requirements of Regulation AB as in effect on the date hereof and for which compliance is required as of the date hereof. As used herein, “Regulation AB” means Subpart 229.1100 – Asset Backed Securities (Regulation AB), 17 C.F.R. §§229.1100-229.1125, as such rules may be amended from time to time, and subject to such clarification and interpretation as have been or may hereafter be from time to time provided by the Securities and Exchange Commission (the “Commission”) or by the staff of the Commission, in each case as effective from time to time as of the compliance dates specified therein. Notwithstanding anything herein to the contrary, this Section 4(d) shall run exclusively to the benefit of the Purchaser and no other party.

(e)       With respect to each Servicing Function Participant that services a Mortgage Loan as of the Closing Date, the Mortgage Loan Seller either (i) represents and warrants that as of the date hereof such Servicing Function Participant is expected to be an Initial Sub-Servicer under the Pooling and Servicing Agreement or (ii) (A) represents and warrants that it has caused such Servicing Function Participant to be required to comply, as evidenced by written documentation between such Servicing Function Participant and the Mortgage Loan Seller, with all reporting requirements set forth in Article XI of the Pooling and Servicing Agreement (including but not limited to the indemnification of each Certification Party from and against any and all claims, losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments any other costs, fees and expenses incurred by such Certification Party arising out of the delivery of any Deficient Exchange Act Deliverable) applicable to such Servicing Function Participant for the Mortgage Loans and (B) covenants with the Purchaser that, for so long as the Trust is subject to the reporting requirements of the Exchange Act, it shall cause such Servicing Function Participant that services a Mortgage Loan as of the Closing Date to be required to comply with all reporting requirements set forth therein.

(f)        The Responsible Repurchase Party hereby agrees that it shall be deemed to make to and for the benefit of the Purchaser, as of the date of any substitution, with respect to any replacement Mortgage Loan (a “Qualified Substitute Mortgage Loan”) that is substituted for a Defective Loan by the Responsible Repurchase Party pursuant to Section 5(a) of this Agreement, each of the representations and warranties set forth in Exhibit C to this Agreement. For purposes of the representations and warranties set forth in Exhibit C, representations and warranties made as of the Closing Date or as of the Cut-off Date shall, in the case of a Qualified Substitute Mortgage Loan, be made as of the date of substitution. From and after the date of substitution, each Qualified Substitute Mortgage Loan, if any, shall be deemed to constitute a “Mortgage Loan” hereunder for all purposes. A “Defective Loan” is any Mortgage Loan as to which there is an unremedied Material Defect.

(g)       Except for the agreed-upon procedures report obtained from the accounting firm engaged to perform procedures involving a comparison of information in loan files for the Mortgage Loans to information on a data tape relating to the Mortgage Loans (such report, the “Accountants’ Due Diligence Report”), the Mortgage Loan Seller has not obtained (and, through and including the Closing Date, will not obtain without the consent of the Purchaser) any “third-party due diligence report” (as defined in Rule 15Ga-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (“Rule 15Ga-2”)) in connection with the securitization transaction contemplated herein and in the Prospectus and Private Placement Memorandum and, except for the accountants with respect to the Accountants’ Due Diligence Report, the Mortgage Loan Seller has not employed (and, through and including the Closing Date, will not employ without the consent of the Purchaser) any third-party to engage in any activity that constitutes “due diligence services” within the meaning of Rule 17g-10 under the Exchange Act in connection with the transactions contemplated herein and in the Prospectus and Private Placement Memorandum. The Underwriters and Initial Purchasers are third-party beneficiaries of the provisions set forth in this Section 4(g).

(h)       Within sixty (60) days after the Closing Date, the Mortgage Loan Seller shall deliver or cause to be delivered an electronic copy of the Diligence File for each Mortgage Loan to the Depositor by uploading such Diligence File to the Designated Site, each such Diligence File being organized and categorized in accordance with the electronic file structure reasonably agreed to by the Depositor and the Mortgage Loan Seller. The Mortgage Loan Seller may, without any obligation to do so, include in the Diligence File for any Mortgage Loan any additional documents or information that the Mortgage Loan Seller believes should be included to enable the Asset Representations Reviewer to perform an Asset Review on such Mortgage Loan; provided that such documents or information are clearly labeled and identified.

(i)        Within sixty (60) days after the Closing Date, the Mortgage Loan Seller shall provide the Depositor (with a copy (which may be sent by e-mail) to each of the Master Servicer, the Special Servicer, the Trustee, the Certificate Administrator, the Directing Certificateholder, the Asset Representations Reviewer and the Operating Advisor) a certificate substantially in the form of Exhibit E (which may be sent by e-mail).

(j)        If, as part of an Asset Review of a Mortgage Loan, the Asset Representations Reviewer determines it is missing any document that is required to be part of the Review Materials for such Mortgage Loan and that is necessary in connection with its completion of the Asset Review, then, upon written request of the Asset Representations Reviewer, the Mortgage Loan Seller shall provide to the Asset Representations Reviewer, within ten (10) Business Days of receipt of such written request, any such document; provided, however, that the Mortgage Loan Seller shall be required to deliver such missing document only to the extent that such document is in the possession of the Mortgage Loan Seller, but in any event excluding any documents that contain information that is proprietary to the related originator or the Mortgage Loan Seller or any draft documents or privileged or internal communications.

(k)       Upon the completion of an Asset Review with respect to each Mortgage Loan in accordance with the Pooling and Servicing Agreement and receipt of a written invoice from the Asset Representations Reviewer, the Mortgage Loan Seller shall pay the Asset Representations Reviewer Asset Review Fee for the Mortgage Loans subject to that Asset Review within forty-five (45) days of receipt of such written invoice from the Asset Representations Reviewer.

(l)        The Mortgage Loan Seller acknowledges and agrees that in the event an Enforcing Party elects a dispute resolution method pursuant to Section 2.03 of the Pooling and Servicing Agreement, the Mortgage Loan Seller shall abide by the selected dispute resolution method and otherwise comply with the terms and provisions set forth in the Pooling and Servicing Agreement (including the exhibits thereto) related to such dispute resolution method.

(m)      The Mortgage Loan Seller shall indemnify and hold harmless the Purchaser against any and all expenses, losses, claims, damages and other liabilities, including, without limitation, the costs of investigation, legal defense and any amounts paid in settlement of any claim or litigation arising out of or based upon any failure by the Mortgage Loan Seller to (A) pay the fees described under Section 4(k) above within ninety (90) days of receipt of the written invoice by the Asset Representations Reviewer or (B) within sixty (60) days of the Closing Date (or such later date specified herein or in the Pooling and Servicing Agreement), provide all documents required to be delivered by it pursuant to Section 4(h) of this Agreement and under the definition of “Diligence File” in the Pooling and Servicing Agreement.

(n)       The Mortgage Loan Seller covenants with the Purchaser that if, on or prior to the later of (i) the ninetieth (90th) day following the Closing Date and (ii) the date upon which all Certificates have been sold to parties unaffiliated with the Depositor, as a result of the occurrence of any event that occurred prior to the Closing Date with respect to the Mortgage Loans or the Mortgage Loan Seller (and the Mortgage Loan Seller hereby covenants to promptly notify the Depositor, the Underwriters and the Initial Purchasers of the occurrence of any such event to the extent it has knowledge thereof), an amendment or supplement to the Prospectus or Private Placement Memorandum with respect to any information regarding the Mortgage Loans or the Mortgage Loan Seller, is necessary to be delivered in connection with sales of the Certificates by the Underwriters, the Initial Purchasers or a dealer, in order to correct any untrue statement of a material fact or any omission to state a material fact required to be stated therein (solely in the case of the Prospectus) or necessary to make the statements therein, in the light of the circumstances when the Prospectus or Private Placement Memorandum is delivered to a purchaser, not misleading, or an amendment or supplement to the Prospectus or Private Placement Memorandum with respect to any information regarding the Mortgage Loans or the

Mortgage Loan Seller, is necessary to comply with applicable law, the Mortgage Loan Seller shall do all things necessary (or, with respect to information relating to the Mortgage Loans, provide all information in its possession) to assist the Depositor to prepare and furnish, at the expense of the Mortgage Loan Seller (to the extent that such amendment or supplement relates to the Mortgage Loan Seller, the Mortgage Loans and/or any information describing the same, as provided by the Mortgage Loan Seller), to the Underwriters and Initial Purchasers such amendments or supplements to the Prospectus or Private Placement Memorandum as may be necessary, so that the statements in the Prospectus or Private Placement Memorandum as so amended or supplemented with respect to any information regarding the Mortgage Loans or the Mortgage Loan Seller, will not so contain an untrue statement of material fact or omit to state a material fact required to be stated therein (solely in the case of the Prospectus) or necessary to make the statements therein, in the light of the circumstances when the Prospectus or Private Placement Memorandum is delivered to a purchaser, not misleading or so that the Prospectus or Private Placement Memorandum (as so annexed or supplemented) with respect to any information regarding the Mortgage Loans or the Mortgage Loan Seller, will not so fail to comply with applicable law. Notwithstanding the foregoing, the Mortgage Loan Seller shall have no affirmative obligation to monitor the performance of the Mortgage Loans or any changes in condition or circumstance of any Mortgaged Property, Mortgagor, guarantor or any of their Affiliates after the Closing Date in connection with its obligations under this Section 4(n). The Underwriters and Initial Purchasers are third-party beneficiaries of the provisions set forth in this Section 4(n).

Section 5.       Notice of Breach; Cure, Repurchase and Substitution. (a) The Mortgage Loan Seller shall, not later than ninety (90) days after (i) except in the case of the succeeding clause (ii), the Mortgage Loan Seller’s receipt of notice from any party to the Pooling and Servicing Agreement of or, if earlier, the Mortgage Loan Seller’s discovery of, a Material Defect or (ii) in the case of a Material Defect relating to a Mortgage Loan not being a “qualified mortgage” within the meaning of Section 860G(a)(3) of the Code, but without regard to the rule of Treasury Regulations Section 1.860G-2(f)(2) that causes a defective Mortgage Loan to be treated as a qualified mortgage, the earlier of (x) the discovery by the Mortgage Loan Seller or any party to the Pooling and Servicing Agreement of such Material Defect and (y) receipt of notice of the Material Defect from any party to the Pooling and Servicing Agreement (such ninety (90) day period, the “Initial Cure Period”), (A) cure such Material Defect in all material respects, at the Mortgage Loan Seller’s own expense, including reimbursement of any related reasonable additional expenses of the Trust reasonably incurred by any party to the Pooling and Servicing Agreement, (B) repurchase the affected Mortgage Loan or REO Loan (excluding any related Companion Loan, if applicable), at the applicable Purchase Price and in conformity with this Agreement and Section 2.03 of the Pooling and Servicing Agreement or (C) substitute a Qualified Substitute Mortgage Loan (other than with respect to the Whole Loans, for which no substitution will be permitted) for such affected Mortgage Loan or REO Loan (provided that in no event shall any such substitution occur on or after the second anniversary of the Closing Date) and pay the Master Servicer for deposit into the Collection Account, any Substitution Shortfall Amount in connection therewith and in conformity with this Agreement and Section 2.03 of the Pooling and Servicing Agreement; provided, however, that except with respect to a Material Defect resulting solely from the failure by the Mortgage Loan Seller to deliver to the Trustee or Custodian the actual policy of lender’s title insurance required pursuant to clause (viii) of the definition of Mortgage File by a date not later than eighteen (18) months following the Closing

Date, if such Material Defect is capable of being cured but is not cured within the Initial Cure Period, and the Mortgage Loan Seller has commenced and is diligently proceeding with the cure of such Material Defect within the Initial Cure Period, the Mortgage Loan Seller shall have an additional ninety (90) days commencing immediately upon the expiration of the Initial Cure Period (such additional ninety (90) day period, the “Extended Cure Period”) to complete such cure (or, failing such cure, to repurchase the related Mortgage Loan or REO Loan (excluding any related Companion Loan, if applicable) or substitute a Qualified Substitute Mortgage Loan (other than with respect to the Whole Loans, for which no substitution will be permitted)); provided, further, that with respect to such Extended Cure Period the Mortgage Loan Seller has delivered an officer’s certificate to the Trustee, the Certificate Administrator, the Master Servicer, the Special Servicer, the Operating Advisor and (with respect to any Mortgage Loan other than an Excluded Loan, prior to the occurrence of a Consultation Termination Event) the Directing Certificateholder, setting forth the reason such Material Defect is not capable of being cured within the Initial Cure Period and what actions the Mortgage Loan Seller is pursuing in connection with the cure thereof and stating that the Mortgage Loan Seller anticipates that such Material Defect will be cured within the Extended Cure Period; and provided, further, that, if any such Material Defect is not cured after the Initial Cure Period and any such Extended Cure Period solely due to the failure of the Mortgage Loan Seller to have received the recorded document, then the Mortgage Loan Seller shall be entitled to continue to defer its cure, repurchase and/or substitution obligations in respect of such Material Defect until eighteen (18) months after the Closing Date so long as the Mortgage Loan Seller certifies to the Trustee, the Master Servicer, the Special Servicer and the Certificate Administrator no less than every ninety (90) days, beginning at the end of such Extended Cure Period, that the Material Defect is still in effect solely because of its failure to have received the recorded document and that the Mortgage Loan Seller is diligently pursuing the cure of such Material Defect (specifying the actions being taken). Notwithstanding the foregoing, any Defect or Breach that causes any Mortgage Loan not to be a “qualified mortgage” (within the meaning of Section 860G(a)(3) of the Code, but without regard to the rule of Treasury Regulations Section 1.860G 2(f)(2) that causes a defective Mortgage Loan to be treated as a qualified mortgage) shall be deemed to materially and adversely affect the interests of Certificateholders therein, and (subject to the Mortgage Loan Seller’s right to cure such Defect or Breach during the Initial Cure Period) such Mortgage Loan shall be repurchased or substituted for without regard to the Extended Cure Period described in the preceding sentence. If the affected Mortgage Loan is to be repurchased, the funds in the amount of the Purchase Price remitted by the Mortgage Loan Seller are to be remitted by wire transfer to the Master Servicer for deposit into the Collection Account. Any such repurchase or substitution of a Mortgage Loan shall be on a whole loan, servicing released basis.

If the Mortgage Loan Seller, in connection with a Material Defect (or an allegation of a Material Defect) pertaining to a Mortgage Loan agrees to a Loss of Value Payment, pursuant to any agreement or a settlement between the Mortgage Loan Seller and the Special Servicer on behalf of the Trust (and, for so long as no Control Termination Event has occurred and is continuing and in respect of any Mortgage Loan that is not an Excluded Loan, with the consent of the Directing Certificateholder) with respect to such Mortgage Loan, the amount of such Loss of Value Payment shall be remitted by wire transfer to the Special Servicer for deposit into the Loss of Value Reserve Fund. The Loss of Value Payment shall include the portion of any Liquidation Fees payable to the Special Servicer in respect of such Loss of Value Payment and the portion of fees of the Asset Representations Reviewer payable pursuant to

Section 4(k) above attributable to the Asset Review of such Mortgage Loan and not previously paid by the Mortgage Loan Seller. If such Loss of Value Payment is made, the Loss of Value Payment shall serve as the sole remedy available to the Certificateholders and the Trustee on their behalf regarding any such Material Defect in lieu of any obligation of the Mortgage Loan Seller to otherwise cure such Material Defect or repurchase or substitute for the affected Mortgage Loan based on such Material Defect under any circumstances. This paragraph is intended to apply only to a mutual agreement or settlement between the Mortgage Loan Seller and the Special Servicer on behalf of the Trust. The following terms shall apply to any Loss of Value Payment: (i) prior to any such agreement or settlement between the Mortgage Loan Seller and the Special Servicer nothing in this paragraph shall preclude the Mortgage Loan Seller, the Master Servicer or the Special Servicer, as applicable, from exercising any of its rights related to a Material Defect in the manner and timing set forth in this Agreement (excluding this paragraph) or the Pooling and Servicing Agreement (including any right to cure, repurchase or substitute for such Mortgage Loan), (ii) such Loss of Value Payment shall not be greater than the Purchase Price of the affected Mortgage Loan; and (iii) a Material Defect as a result of a Mortgage Loan not constituting a “qualified mortgage” within the meaning of Section 860G(a)(3) of the Code (but without regard to the rule of Treasury Regulations Section 1.860G-2(f)(2) that causes a defective Mortgage Loan to be treated as a “qualified mortgage”) may not be cured by a Loss of Value Payment.

The Mortgage Loan Seller’s obligation to cure any Material Defect, repurchase or substitute for any affected Mortgage Loan or, if the Mortgage Loan Seller elects to make a Loss of Value Payment, to pay the Loss of Value Payment or other required payment pursuant to this Section 5 shall constitute the sole remedy available to the Purchaser in connection with a Material Defect; provided, however, that no limitation of remedy is implied with respect to the Mortgage Loan Seller’s breach of its obligation to cure, repurchase or substitute in accordance with the terms and conditions of this Agreement. It is acknowledged and agreed that the representations and warranties are being made for risk allocation purposes.

The remedies provided for in this subsection with respect to any Material Defect with respect to any Mortgage Loan shall also apply to the related REO Property before the sale of the related REO Property.

If any Breach that constitutes a Material Defect pertains to a representation or warranty that the related Mortgage Loan documents or any particular Mortgage Loan document requires the related Mortgagor to bear the costs and expenses associated with any particular action or matter under such Mortgage Loan document(s), then the Mortgage Loan Seller may cure such Breach within the applicable cure period (as the same may be extended) by reimbursing the Trust (by wire transfer of immediately available funds) for (i) the reasonable amount of any such costs and expenses incurred by the Master Servicer, the Special Servicer, the Certificate Administrator, the Trustee or the Trust that are incurred as a result of such Breach and have not been reimbursed by the related Mortgagor and (ii) the amount of any fees payable pursuant to Section 4(k) above to the extent not previously paid by the Mortgage Loan Seller to the Asset Representations Reviewer attributable to the Asset Review of such Mortgage Loan; provided that in the event any such costs and expenses exceed $10,000, the Mortgage Loan Seller shall have the option to either repurchase or substitute for the related Mortgage Loan as provided above or pay such costs and expenses. Except as provided in the proviso to the immediately preceding sentence, the Mortgage Loan Seller shall remit the amount of such costs and expenses to the Special Servicer for disbursement to the applicable Persons and upon its making such remittance, the Mortgage Loan Seller shall be deemed to have cured such Breach in all respects. To the extent any fees or expenses that are the subject of a cure by the Mortgage Loan Seller are subsequently obtained from the related Mortgagor, the portion of the cure payment made by the Mortgage Loan Seller equal to such fees or expenses obtained from the related Mortgagor shall promptly be returned to the Mortgage Loan Seller.

Notwithstanding anything contained in this Agreement or the Pooling and Servicing Agreement, a delay in either the discovery of a Material Defect or in providing notice of such Material Defect shall relieve the Mortgage Loan Seller of its obligation to cure, repurchase or substitute for the related Mortgage Loan under this Agreement if (i) the Mortgage Loan Seller did not otherwise discover or have knowledge of such Material Defect, (ii) such delay is a result of the failure by the Purchaser or any party to the Pooling and Servicing Agreement to provide prompt notice as required by the terms of this Agreement or the Pooling and Servicing Agreement after such party has actual knowledge of such Material Defect (it being understood that knowledge shall not be deemed to exist by reason of the Custodial Exception Report or possession of the Mortgage File), (iii) such Material Defect does not relate to the applicable Mortgage Loan not being a “qualified mortgage” within the meaning of Code Section 860G(a)(3), but without regard to the rule of Treasury Regulations Section 1.860G-2(f)(2) that causes a defective obligation to be treated as a qualified mortgage, and (iv) such delay precludes the Mortgage Loan Seller from curing such Material Defect. Notwithstanding anything contained in this Agreement, if a Mortgage Loan is not secured by a Mortgaged Property that is, in whole or in part, a hotel, restaurant (operated by a Mortgagor), healthcare facility, nursing home, assisted living facility, self-storage facility, theater or fitness center (operated by a Mortgagor), then the failure to deliver copies of the UCC financing statements with respect to such Mortgage Loan pursuant to Section 2 hereof shall not be a Material Defect.

If there is a Material Defect with respect to one or more Mortgaged Properties securing a Mortgage Loan, the Mortgage Loan Seller shall not be obligated to repurchase the Mortgage Loan if (i) the affected Mortgaged Property may be released pursuant to the terms of any partial release provisions in the related Mortgage Loan documents (and such Mortgaged Property is, in fact, released), (ii) the remaining Mortgaged Property(ies) satisfy the requirements, if any, set forth in the Mortgage Loan documents and the Mortgage Loan Seller provides an Opinion of Counsel to the effect that such release would not cause an Adverse REMIC Event and (iii) each applicable Rating Agency has provided a Rating Agency Confirmation.

(b)       Whenever one or more Qualified Substitute Mortgage Loans are substituted for a Defective Loan by the Responsible Repurchase Party as contemplated by this Section 5, upon direction by the Master Servicer or the Special Servicer, as applicable, the Responsible Repurchase Party shall deliver to the Custodian the related Mortgage File and a certification to the effect that such Qualified Substitute Mortgage Loan satisfies or such Qualified Substitute Mortgage Loans satisfy, as the case may be, all of the requirements of the definition of “Qualified Substitute Mortgage Loan” in the Pooling and Servicing Agreement. No mortgage loan may be substituted for a Defective Loan as contemplated by this Section 5 if the Mortgage Loan to be replaced was itself a Qualified Substitute Mortgage Loan, in which case, absent a cure of the relevant Material Defect, the affected Mortgage Loan will be required to be repurchased as contemplated hereby. Periodic Payments due with respect to each Qualified Substitute Mortgage Loan (if any) after the related date of substitution, and Periodic Payments due with respect to each corresponding Deleted Mortgage Loan (if any) after its respective Cut-off Date and on or prior to the related date of substitution, shall be part of the Trust Fund. Periodic Payments due with respect to each Qualified Substitute Mortgage Loan (if any) on or prior to the related date of substitution, and Periodic Payments due with respect to each corresponding Defective Loan that is purchased or repurchased, as the case may be, or replaced with one or more Qualified Substitute Mortgage Loans (any such Mortgage Loan, a “Deleted Mortgage Loan”) (if any) after the related date of substitution, shall not be part of the Trust Fund and are to be remitted by the Master Servicer to the Responsible Repurchase Party promptly following receipt.

If any Mortgage Loan is to be repurchased or replaced as contemplated by this Section 5, upon direction by the Master Servicer or the Special Servicer, as applicable, the Mortgage Loan Seller shall amend the Mortgage Loan Schedule to reflect the removal of any Deleted Mortgage Loan and, if applicable, the substitution of the related Qualified Substitute Mortgage Loan(s) and deliver or cause the delivery of such amended Mortgage Loan Schedule to the parties to the Pooling and Servicing Agreement. Upon any substitution of one or more Qualified Substitute Mortgage Loans for a Deleted Mortgage Loan, such Qualified Substitute Mortgage Loan(s) shall become part of the Trust Fund and be subject to the terms of this Agreement in all respects.

If any Mortgage Loan that is part of a Crossed Mortgage Loan Group is required to be repurchased or substituted, the provisions of Section 2.03(h), Section 2.03(i) and Section 2.03(j) of the Pooling and Servicing Agreement shall apply.

(c)       The Responsible Repurchase Party shall be entitled, and the Purchaser shall cause the Pooling and Servicing Agreement to entitle the Responsible Repurchase Party, upon the date when the full amount of the Purchase Price or Substitution Shortfall Amount (as the case may be) for any Mortgage Loan repurchased or replaced as contemplated by this Section 5 has been deposited in the account designated therefor by the Trustee as the assignee of the Purchaser (or the Master Servicer on behalf of the Trustee) and, if applicable, receipt by the Trustee as the assignee of the Purchaser (or the Custodian) of the Mortgage File for each Qualified Substitute Mortgage Loan (if any) to be substituted for a Deleted Mortgage Loan, together with any certifications and/or opinions required pursuant to this Section 5 to be delivered by the Responsible Repurchase Party, to (i) a release of the Mortgage File and any other items required to be delivered by the Mortgage Loan Seller under Sections 2.01(b) and (c) of the Pooling and Servicing Agreement for the Deleted Mortgage Loan to the Responsible Repurchase Party or its designee, (ii) the execution and delivery of such instruments of release, transfer and/or assignment, in each case without recourse, as shall be prepared by the Responsible Repurchase Party and are reasonably necessary to vest in the Responsible Repurchase Party or its designee the legal and beneficial ownership of such Deleted Mortgage Loan (including property acquired in respect thereof and proceeds of any insurance policy with respect thereto), and (iii) the execution and delivery of notice to the affected Mortgagor of the retransfer of such Deleted Mortgage Loan. In connection with any such repurchase or substitution by the Responsible Repurchase Party, the Purchaser shall also cause the Pooling and

Servicing Agreement to require each of the Master Servicer and the Special Servicer to deliver to the Responsible Repurchase Party or its designee, and the Responsible Repurchase Party or its designee shall be entitled to delivery from the Master Servicer and the Special Servicer of, any portion of the related Servicing File, together with any Escrow Payments, reserve funds and any other items required to be delivered by the Mortgage Loan Seller under Sections 2.01(b) and (c) of the Pooling and Servicing Agreement, held by or on behalf of the Master Servicer or the Special Servicer, as the case may be, with respect to the Deleted Mortgage Loan, in each case at the expense of the Responsible Repurchase Party.

(d)       [Reserved.]

(e)       The Mortgage Loan Seller acknowledges and agrees that the Purchaser shall have no liability to the Mortgage Loan Seller for any failure of the Mortgage Loan Seller or any other party to the Pooling and Servicing Agreement (other than the Purchaser itself) to perform its obligations provided for thereunder.

(f)        The Mortgage Loan Seller (to the extent it receives any request or demand, whether oral or written, that a Mortgage Loan be repurchased or replaced, whether arising from a Material Defect or other breach of a representation or warranty, such recipient a “Seller Request Recipient” and such request or demand, a “Repurchase Request”) agrees to provide to the Purchaser: (i) written notice of any Repurchase Request, which notice will specify if such Repurchase Request is a 15Ga-1 Notice; (ii) written notice of (A) the existence of any dispute regarding such Repurchase Request, whether written or oral, between such Seller Request Recipient and the Person making such Repurchase Request, (B) the expiration of any applicable Initial Cure Period, or, if applicable, any Extended Cure Period, (C) the withdrawal of such Repurchase Request by the Person making such Repurchase Request, (D) the rejection of such Repurchase Request by the Seller Request Recipient and (E) the repurchase or replacement of any Mortgage Loan pursuant to this Section 5 and Section 2.03 of the Pooling and Servicing Agreement; and (iii) upon reasonable request of the Purchaser (subject to Section 5(g)), such other information in the Seller Request Recipient’s possession as would be necessary to permit the Purchaser to comply with its obligations under Rule 15Ga-1 under the Exchange Act to disclose fulfilled and unfulfilled repurchase or replacement requests or demands of any Person relating to any Mortgage Loan or to comply with any other obligations applicable to it under law or regulation.

Each notice required to be delivered pursuant to this Section 5(f) may be delivered by electronic means. Each notice required to be delivered pursuant to clauses (i) and (ii) of the immediately preceding paragraph shall be given not later than the tenth (10th) Business Day after the event giving rise to the requirement for such notice and any information requested pursuant to clause (iii) of the immediately preceding paragraph shall be provided as promptly as practicable after such request is made. Each notice required to be delivered pursuant to clause (i) of the immediately preceding paragraph shall identify (a) the date on which such Repurchase Request was made, (b) the Mortgage Loan with respect to which such Repurchase Request was made, (c) the identity of the Person making such request, and (d) the basis, if any, asserted for such request by such Person. Each notice required to be delivered pursuant to clause (ii) of the immediately preceding paragraph shall identify (a) the date of such withdrawal, rejection, repurchase or replacement, or the date of the commencement of such dispute, as applicable, (b) if pertaining to a dispute, the nature of such dispute, (c) if pertaining to the expiration of an Initial Cure Period or an Extended Cure Period, the expiration date of such Initial Cure Period or, if applicable, an Extended Cure Period, (d) if pertaining to a withdrawal, the basis for such withdrawal given to the Seller Request Recipient or an indication that no basis was given by the Person withdrawing such Repurchase Request, (e) if pertaining to a rejection by the Seller Request Recipient, the basis for the Seller Request Recipient’s rejection and (f) if pertaining to a repurchase or replacement, the date of such repurchase or replacement.

(g)       Each of the Mortgage Loan Seller and the Purchaser acknowledge and agree that (i) a Repurchase Request Recipient under the Pooling and Servicing Agreement will not, in connection with providing the Mortgage Loan Seller or the Purchaser with any 15Ga-1 Notice under the Pooling and Servicing Agreement, be required to deliver any attorney-client privileged communication or any information protected by the attorney work product doctrine, (ii) any 15Ga-1 Notice delivered to the Mortgage Loan Seller or the Purchaser under the Pooling and Servicing Agreement is provided only to assist the Mortgage Loan Seller, the Purchaser and any of their respective Affiliates in complying with Rule 15Ga-1, Items 1104 and 1121 of Regulation AB and/or any other law or regulation, (iii) (A) no action taken by, or inaction of, a Repurchase Request Recipient and (B) no information provided to the Mortgage Loan Seller or the Purchaser pursuant to Section 2.02(g) of the Pooling and Servicing Agreement by a Repurchase Request Recipient, shall be deemed to constitute a waiver or defense to the exercise of any legal right the Repurchase Request Recipient may have with respect to this Agreement or the Pooling and Servicing Agreement and (iv) receipt of a 15Ga-1 Notice or delivery of any notice required to be delivered pursuant to Section 5(f) shall not in and of itself constitute delivery, or receipt, of notice of any Material Defect or knowledge on the part of the Mortgage Loan Seller or Responsible Repurchase Party of any Material Defect or admission by the Mortgage Loan Seller or Responsible Repurchase Party of the existence of any Material Defect.

(h)       The Mortgage Loan Seller shall provide to the Purchaser relevant portions of any Form ABS-15G that the Mortgage Loan Seller is required to file with the Commission pursuant to Rule 15Ga-1 under the Exchange Act (only to the extent that such portions relate to any Repurchase Request with respect to any Mortgage Loan) on or before the date that is five (5) Business Days prior to the date such Form ABS-15G is required to be filed with the Commission. Promptly upon request, the Purchaser shall provide or cause to be provided to the Mortgage Loan Seller such information regarding the principal balance of any Mortgage Loan as is necessary in order for the Mortgage Loan Seller to prepare any such Form ABS-15G.

(i)       The Purchaser shall provide to the Mortgage Loan Seller any relevant portions of any Form ABS-15G that the Purchaser is required to file with the Commission pursuant to Rule 15Ga-1 under the Exchange Act (only to the extent that such portions relate to any Mortgage Loan and that was not provided by the Mortgage Loan Seller) on or before the date that is five (5) Business Days prior to the date such Form ABS-15G is required to be filed with the Commission. The Trust’s CIK# is 0001769322.

Section 6.       Closing. The closing of the sale of the Mortgage Loans (the “Closing”) shall be held at the offices of special counsel to the Purchaser at 10:00 a.m., New York City time, on the Closing Date.

The Closing shall be subject to each of the following conditions:

(i)       All of the representations and warranties of the Mortgage Loan Seller and the Purchaser made pursuant to Section 4 of this Agreement shall be true and correct in all material respects as of the Closing Date (or as of such other specific date expressly contemplated by any such representation or warranty);

(ii)      All documents specified in Section 7 of this Agreement (the “Closing Documents”), in such forms as are agreed upon and reasonably acceptable to the Purchaser and, in the case of the Pooling and Servicing Agreement (insofar as such Agreement affects the obligations of the Mortgage Loan Seller hereunder or the rights of the Mortgage Loan Seller as a third-party beneficiary thereunder), to the Mortgage Loan Seller, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

(iii)      The Mortgage Loan Seller shall have delivered and released to the Purchaser or its designee, all documents, funds and other assets required to be delivered thereto on or before the Closing Date pursuant to Section 2 of this Agreement;

(iv)     The result of any examination of the Mortgage Files for, and any other documents and records relating to, the Mortgage Loans performed by or on behalf of the Purchaser pursuant to Section 3 hereof shall be satisfactory to the Purchaser in its reasonable determination;

(v)      All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with in all material respects, and each of the Mortgage Loan Seller and the Purchaser shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed by it after the Closing Date;

(vi)     The Mortgage Loan Seller shall have paid all fees and expenses payable by it to the Purchaser or otherwise pursuant to this Agreement;

(vii)    The Mortgage Loan Seller shall have received the purchase price for the Mortgage Loans, as contemplated by Section 1 of this Agreement;

(viii)   Neither the Underwriting Agreement nor the Certificate Purchase Agreement shall have been terminated in accordance with its terms;

(ix)      The Commission shall not have issued any stop order suspending the effectiveness of the Purchaser’s Registration Statement; and

(x)       Prior to the delivery of the Preliminary Prospectus to investors, an officer of the Mortgage Loan Seller shall have delivered to the Depositor a sub-certification of the Mortgage Loan Seller (the “Mortgage Loan Seller Sub-Certification”), a form of which is attached hereto as Exhibit F, to the certification provided by the Chief Executive Officer of the Depositor to the Securities and Exchange Commission pursuant to Regulation AB and such officer of the Mortgage Loan Seller shall have on behalf of the Mortgage Loan Seller (i) prior to the time of pricing of the Certificates, reconfirmed in writing (which writing may be in e-mail form) the statements made in the Mortgage Loan Seller Sub-Certification and (ii) prior to the delivery of the Prospectus to investors, reconfirmed in writing (which writing may be in e-mail form) as to the statements made in the Mortgage Loan Seller Sub-Certification.

Each of the parties agrees to use its commercially reasonable best efforts to perform its respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

Section 7.       Closing Documents. The Purchaser or its designee shall have received all of the following Closing Documents, in such forms as are agreed upon and acceptable to the Purchaser, the Underwriters, the Initial Purchasers and the Rating Agencies (collectively, the “Interested Parties”), as applicable:

(i)       This Agreement, duly executed by the Purchaser and the Mortgage Loan Seller;

(ii)      Each of the Pooling and Servicing Agreement and the Indemnification Agreement, duly executed by the respective parties thereto;

(iii)     An Officer’s Certificate substantially in the form of Exhibit D-1 hereto, executed by a duly authorized officer of the Mortgage Loan Seller, in his or her individual capacity, and dated the Closing Date, and upon which the Interested Parties may rely, attaching thereto as exhibits (A) the resolutions of the board of directors of the Mortgage Loan Seller authorizing the Mortgage Loan Seller’s entering into the transactions contemplated by this Agreement and the Indemnification Agreement, and (B) the organizational documents of the Mortgage Loan Seller;

(iv)     A certificate of good standing with respect to the Mortgage Loan Seller issued by the Office of the Comptroller of the Currency of the United States, dated not earlier than thirty (30) days prior to the Closing Date, and upon which the Interested Parties may rely;

(v)      A certificate of the Mortgage Loan Seller substantially in the form of Exhibit D-2 hereto, executed by an executive officer of the Mortgage Loan Seller on the Mortgage Loan Seller’s behalf and dated the Closing Date, and upon which the Interested Parties may rely;

(vi)     A written opinion of in-house or independent counsel for the Mortgage Loan Seller, dated the Closing Date and addressed to the Interested Parties and the Trustee, relating to the Mortgage Loan Seller’s due authorization, execution and delivery of this Agreement and the Indemnification Agreement;

(vii)    A written opinion of special counsel for the Mortgage Loan Seller, dated the Closing Date and addressed to the Interested Parties and the Trustee, relating to the enforceability of this Agreement against the Mortgage Loan Seller, except as such enforceability may be limited by (A) laws relating to bankruptcy, insolvency, reorganization, receivership or moratorium, (B) other laws relating to or affecting the rights of creditors generally, (C) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law) or (D) public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this Agreement that purport to provide indemnification from liabilities under applicable securities laws;

(viii)   A letter from special counsel for the Mortgage Loan Seller, dated the Closing Date and addressed to the Purchaser, the Underwriters (only with respect to the Preliminary Prospectus) and the Initial Purchasers (only with respect to the Preliminary Private Placement Memorandum), relating to the information regarding the Mortgage Loans set forth in agreed upon sections of the Preliminary Prospectus and in the Preliminary Private Placement Memorandum (as the same may be amended or supplemented on or before the pricing date for the Certificates) substantially to the effect that nothing has come to such special counsel’s attention that would lead such special counsel to believe that the agreed upon portions of the Preliminary Prospectus or the Preliminary Private Placement Memorandum, at the time when sales to purchasers of the Certificates were first made, contained, with respect to the Mortgage Loan Seller or the Mortgage Loans, any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein relating to the Mortgage Loan Seller or the Mortgage Loans, the related borrowers or the related Mortgaged Properties, in the light of the circumstances under which they were made, not misleading;

(ix)      A letter from special counsel for the Mortgage Loan Seller, dated the Closing Date and addressed to the Purchaser, the Underwriters (only with respect to the Prospectus) and the Initial Purchasers (only with respect to the Private Placement Memorandum), relating to the information regarding the Mortgage Loans set forth in agreed upon sections of the Prospectus and the Private Placement Memorandum (as the case may be and as the same may be amended or supplemented on or before the Closing Date) substantially to the effect that (a) nothing has come to such special counsel’s attention that would lead such special counsel to believe that the agreed upon portions of the Prospectus or the Private Placement Memorandum (as applicable) as of the date thereof or as of the Closing Date contained or contains, with respect to the Mortgage Loan Seller or the Mortgage Loans, the related borrowers or the related Mortgaged Properties, any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein relating to the Mortgage Loan Seller or the Mortgage Loans, in the light of the circumstances under which they were made, not misleading and (b) that, with respect to information regarding the Mortgage Loan Seller and the Mortgage Loans, the related borrowers or the related Mortgaged Properties, the agreed-upon portions of the Prospectus are appropriately responsive in all material respects to the applicable requirements of Regulation AB as of the date hereof;

(x)       Copies of all other opinions rendered by counsel for the Mortgage Loan Seller to the Rating Agencies in connection with the transactions contemplated by this Agreement, including, but not limited to, with respect to the characterization of the transfer of the Mortgage Loans hereunder as a true sale, with each such opinion to be addressed to the other Interested Parties and the Trustee or accompanied by a letter signed by such counsel stating that the other Interested Parties and the Trustee may rely on such opinion as if it were addressed to them as of date thereof;

(xi)     One or more agreed-upon procedures letters from a nationally recognized firm of certified public accountants acceptable to the Underwriters and the Initial Purchasers, dated (A) the date of the Preliminary Prospectus and the Preliminary Private Placement Memorandum, and (B) the date of the Prospectus and the Private Placement Memorandum, respectively, and addressed to, and in form and substance acceptable to, the Interested Parties (other than the Rating Agencies), stating in effect that, using the assumptions and methodology used by the Mortgage Loan Seller, the Purchaser, the Underwriters or the Initial Purchasers, as applicable, all of which shall be described in such letters, and which shall include a comparison of certain mortgage loan-related documents to the information set forth in the Master Tape (as defined in the Indemnification Agreement), they have recalculated such numbers and percentages relating to the Mortgage Loans set forth in the Preliminary Prospectus and the Preliminary Private Placement Memorandum, and set forth in the Prospectus and the Private Placement Memorandum, respectively, and have compared the results of their calculations to the corresponding items in the Preliminary Prospectus and the Preliminary Private Placement Memorandum, and in the Prospectus and the Private Placement Memorandum, respectively, and found each such number and percentage set forth in the Preliminary Prospectus and the Preliminary Private Placement Memorandum, and in the Prospectus and the Private Placement Memorandum, respectively, to be in agreement with the results of such calculations;

(xii)     If any of the Certificates are “mortgage related securities” within the meaning of the Secondary Mortgage Market Enhancement Act of 1984, as amended, a certificate of the Mortgage Loan Seller regarding origination of the Mortgage Loans by specified originators as set forth in Section 3(a)(41) of the Exchange Act; and

(xiii)    Such further certificates, opinions and documents as the Purchaser may reasonably request or any Rating Agency may require.

Section 8.         Additional Reporting Under Regulation AB. With respect to any period during which the Trust is subject to the reporting requirements of the Exchange Act, the Mortgage Loan Seller shall provide to the Purchaser and the Certificate Administrator any information that constitutes “Additional Form 10-D Information” or “Additional Form 10-K Information” but only if and to the extent that the Mortgage Loan Seller (or any originator of the Mortgage Loans sold by the Mortgage Loan Seller to the Depositor, if such originator constitutes an “originator” contemplated by Item 1110(b) of Regulation AB and such information is required to be reported with respect to such originator) is the applicable “Party Responsible” (solely in its capacity as a sponsor or originator (or as successor in interest to any predecessor originator), within the meaning of Regulation AB, of any Mortgage Loans) under the terms of Exhibit AA or Exhibit BB to the Pooling and Servicing Agreement (it being acknowledged that the Mortgage Loan Seller (solely in its capacity as a sponsor or originator (or as successor in interest to any predecessor originator), within the meaning of Regulation AB, of any Mortgage Loans) does not constitute the “Party Responsible” for any “Form 8-K Information” set forth on Exhibit CC of the Pooling and Servicing Agreement). In each case, such delivery shall be made in a form readily convertible to an EDGAR compatible form, or in such other form as otherwise agreed by the Purchaser, the Certificate Administrator and the Mortgage Loan Seller. In each case, such delivery shall be made not later than five (5) calendar days after the related Distribution Date (in the case of any such “Additional Form 10-D Information”), and no later than March 1 of each year subsequent to the fiscal year that the Trust is subject to the Exchange Act reporting requirements (in the case of any such “Additional Form 10-K Information”). In no event shall the Mortgage Loan Seller be required to provide any information that is not required to be reported on Form 10-D or Form 10-K, as the case may be, under the Exchange Act and the rules and regulations of the Commission thereunder. The obligation of Mortgage Loan Seller to provide the above-referenced disclosure materials shall be suspended (for so long as neither the Trust nor, with respect to any Serviced Companion Loan related to a Serviced Pari Passu Mortgage Loan sold to the Trust by Seller, the trust in the related Other Securitization, is subject to the reporting requirements of the Exchange Act), as to any fiscal year, upon the Certificate Administrator or the Trustee, as applicable, filing the form necessary to be filed with the Commission to suspend the Trust’s reporting obligations under the Exchange Act as to that fiscal year in accordance with Section 11.08 of the Pooling and Servicing Agreement or the reporting requirements with respect to the Trust under the Exchange Act have otherwise been automatically suspended; provided that for the avoidance of doubt, the suspension of such information reporting does not apply to information that is required to be provided for the fiscal year prior to suspension of the Trust’s reporting requirements under the Exchange Act (including Additional Form 10-K Information required to be disclosed on the Form 10-K related to the fiscal year preceding the year in which the form necessary to be filed with the Commission to suspend the Trust’s reporting obligations under the Exchange Act was filed). The Purchaser or the Certificate Administrator shall provide the Mortgage Loan Seller with notice (which notice may be sent via facsimile or by e-mail) if the Certificate Administrator or the Trustee, as applicable, does file the form necessary to be filed with the Commission to suspend the Trust’s reporting obligations under the Exchange Act pursuant to Section 11.08 of the Pooling and Servicing Agreement.

Section 9.         Costs. Whether or not this Agreement is terminated, the Mortgage Loan Seller will pay its pro rata share (the Mortgage Loan Seller’s pro rata portion to be determined according to the percentage that the aggregate Cut-off Date Balance of all the Mortgage Loans represents as to the aggregate Cut-off Date Balance of all the mortgage loans of the Trust Fund (the “Cut-off Date Pool Balance”)) of all costs and expenses of the Purchaser in connection with the transactions contemplated herein, including, but not limited to: (i) the costs and expenses of the Purchaser in connection with the purchase of the Mortgage Loans; (ii) the costs and expenses of reproducing and delivering the Pooling and Servicing Agreement and printing (or otherwise reproducing) and delivering the Certificates; (iii) the reasonable and documented set-up fees, costs and expenses of the Trustee, the Certificate Administrator and their respective counsel; (iv) the fees and disbursements of a firm of certified public accountants selected by the Purchaser and the Mortgage Loan Seller with respect to numerical information in respect of the Mortgage Loans and the Certificates included in the Preliminary Prospectus, the Preliminary Private Placement Memorandum, the Prospectus and the Private Placement Memorandum or any other marketing materials or structural and collateral term sheets (or any similar item), including the cost of obtaining any agreed-upon procedures letters with respect to such items; (v) the costs and expenses in connection with the qualification or exemption of the Certificates under state securities or blue sky laws, including filing fees and reasonable fees and disbursements of counsel in connection therewith; (vi) the costs and expenses in connection with any determination of the eligibility of the Certificates for investment by institutional investors in any jurisdiction and the preparation of any legal investment survey, including reasonable fees and disbursements of counsel in connection therewith; (vii) the costs and expenses in connection with printing (or otherwise reproducing) and delivering this Agreement and the furnishing to the Underwriters or the Initial Purchasers, as applicable, of such copies of the Preliminary Prospectus, the Preliminary Private Placement Memorandum, the Prospectus and the Private Placement Memorandum or any other marketing materials or structural and collateral term sheets (or any similar item) and this Agreement as the Underwriters and the Initial Purchasers may reasonably request; (viii) the fees of the rating agency or agencies engaged to consider rating the Certificates or hired and requested to rate the Certificates; (ix) all registration fees incurred by the Purchaser in connection with the filing of its Registration Statement allocable to the issuance of the Registered Certificates; (x) the upfront fee payable to the Asset Representations Reviewer on the Closing Date in the amount agreed by the parties hereto; and (xi) the reasonable fees and expenses of special counsel to the Purchaser.

Section 10.       Notices. All demands, notices and communications hereunder shall be in writing and, except as otherwise expressly provided herein, shall be deemed to have been duly given if personally delivered to or mailed, by registered mail, postage prepaid, by overnight mail or courier service, or transmitted by facsimile and confirmed by similar mailed writing, (i) if to the Purchaser, addressed to UBS Commercial Mortgage Securitization Corp., 1285 Avenue of the Americas, New York, New York 10019, or (ii) if to Seller, addressed to UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York 10019, Attention: Henry Chung, e-mail: henry.chung@ubs.com (facsimile number: (212) 821-2943) and UBS Business Solutions LLC, 1285 Avenue of the Americas, New York, New York 10019, Attention: Chad Eisenberger, Executive Director & Counsel, e-mail: chad.eisenberger@ubs.com, or such other address as may be designated by the Mortgage Loan Seller to the Purchaser in writing.

Section 11.       Miscellaneous. Neither this Agreement nor any term or provision hereof may be changed, waived, discharged or terminated except by a writing signed by a duly authorized officer of the party against whom enforcement of such change, waiver, discharge or termination is sought to be enforced. This Agreement may be executed in any number of counterparts, each of which shall for all purposes be deemed to be an original and all of which shall together constitute but one and the same instrument. Delivery of an executed counterpart of a signature page of this Agreement in Portable Document Format (PDF) or by facsimile transmission shall be as effective as delivery of a manually executed original counterpart of this Agreement. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns, and no other person (other than an identified third-party beneficiary) will have any right or obligation hereunder. The Mortgage Loan Seller shall be an express third-party beneficiary to the Pooling and Servicing Agreement to the extent set forth therein. The Asset Representations Reviewer shall be an express third-party beneficiary of Sections 4(h), 4(j), and 4(k) of this Agreement.

Section 12.       Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement, incorporated herein by reference or contained in the certificates of officers of the Mortgage Loan Seller delivered pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the Mortgage Loan Seller to the Purchaser and by the Purchaser to the Trust, notwithstanding any restrictive or qualified endorsement or assignment in respect of any Mortgage Loan.

Section 13.       Severability of Provisions. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

Section 14.       Governing Law; Consent to Jurisdiction; Waiver of Trial by Jury. THIS AGREEMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO OR IN CONNECTION WITH THE AGREEMENT, THE RELATIONSHIP OF THE PARTIES, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES WILL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY CONFLICTS OF LAW PRINCIPLES OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW. TO THE FULLEST EXTENT PERMITTED UNDER APPLICABLE LAW, EACH OF THE PURCHASER AND THE MORTGAGE LOAN SELLER HEREBY IRREVOCABLY (I) SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE AND FEDERAL COURTS SITTING IN THE BOROUGH OF MANHATTAN IN NEW YORK CITY WITH RESPECT TO MATTERS ARISING OUT OF OR RELATING TO THIS AGREEMENT; (II) AGREES THAT ALL CLAIMS WITH RESPECT TO ANY ACTION OR PROCEEDING REGARDING SUCH MATTERS MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR FEDERAL COURTS; (III) WAIVES, TO THE FULLEST POSSIBLE EXTENT, WITH RESPECT TO SUCH COURTS, THE DEFENSE OF AN INCONVENIENT FORUM; (IV) AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW; AND (V) WAIVES TO THE EXTENT PERMITTED BY APPLICABLE LAW ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, CLAIM, SUIT, PROCEEDING OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) RELATING TO OR ARISING OUT OF THIS AGREEMENT.

Section 15.       Further Assurances. The Mortgage Loan Seller and the Purchaser each agrees to execute and deliver such instruments and take such further actions as any other party hereto may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

Section 16.       Successors and Assigns. The rights and obligations of the Mortgage Loan Seller under this Agreement shall not be assigned by the Mortgage Loan Seller without the prior written consent of the Purchaser, except that any person into which the Mortgage Loan Seller may be merged or consolidated, or any person resulting from any merger, conversion or consolidation to which the Mortgage Loan Seller is a party, or any person succeeding to all or substantially all of the business of the Mortgage Loan Seller, shall be the successor to the Mortgage Loan Seller hereunder. In connection with its transfer of the Mortgage Loans to the Trust as contemplated by the recitals hereto, the Purchaser is expressly authorized to assign its rights and obligations under this Agreement (other than its rights and obligations under Sections 4(d) and 4(g)), in whole or in part, to the Trustee for the benefit of the registered holders and beneficial owners of the Certificates. To the extent of any such assignment, the Trustee, for the benefit of the registered holders and beneficial owners of the Certificates, shall be the Purchaser hereunder. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Mortgage Loan Seller and the Purchaser, and their respective successors and permitted assigns.

Section 17.       Information. The Mortgage Loan Seller shall provide the Purchaser with such information about itself, the Mortgage Loans and the underwriting and servicing procedures applicable to the Mortgage Loans as is (i) required under the provisions of Regulation AB, (ii) required by a Rating Agency or a governmental agency or body or (iii) reasonably requested by the Purchaser for use in a private disclosure document.

Section 18.       Entire Agreement. This Agreement constitutes the entire agreement and understanding of the parties with respect to the matters addressed herein, and this Agreement supersedes any prior agreements and/or understandings, written or oral, with respect to such matters; provided, however, that in no event shall this provision be construed to limit the effect of the Indemnification Agreement or the memorandum of understanding dated January 30, 2019 between the Mortgage Loan Seller, the Purchaser and certain other parties or any separate acknowledgments and agreements executed and delivered pursuant to such memorandum of understanding.

Section 19.        Recognition of U.S. Special Resolution Regimes.

In the event a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of this Agreement (and any interest and obligation in or under, and any property securing, this Agreement) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement (and any interest and obligation in or under, and any property securing, this Agreement) were governed by the laws of the United States of America or a State of the United States of America.

In the event that a Covered Party or any BHC Affiliate of such Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, any Default Right under this Agreement that may be exercised against such Covered Party is permitted to be exercised to no greater extent than such Default Right could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States of America or a State of the United States of America.

“BHC Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. §1841(k).

“Covered Party” means any party to this Agreement that is one of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. §252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. §47.3(b), or any subsidiary of such a covered bank to which 12 C.F.R. Part 47 applies in accordance with 12 C.F.R. §47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. §382.2(b).

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§252.81, 47.2 or 382.1, as applicable.

“U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Mortgage Loan Seller and the Purchaser have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

UBS AG

By:	/s/ Michael Mills
Name: Michael Mills
Title: Director

By:	/s/ Jared Randall
Name: Jared Randall
Title: Executive Director

UBS COMMERCIAL MORTGAGE SECURITIZATION CORP.

By:	/s/ Henry Chung
Name: Henry Chung
Title: Managing Director

By:	/s/ Nicholas Galeone
Name: Nicholas Galeone
Title: Executive Director

UBS 2019-C16 – UBS Mortgage Loan Purchase Agreement

EXHIBIT A

MORTGAGE LOAN SCHEDULE

Exh. A-1

UBS 2019-C16: Mortgage Loan Schedule

Mortgage Loan Number	Mortgage Loan Seller	Property Name	Cut-off Date Balance	Address	City	State	Origination Date	Maturity Date or Anticipated Repayment Date	Gross Mortgage Rate	Original Term to Maturity or ARD	Remaining Term to Maturity or ARD	Amortization Type	Original Amortization Term	ARD
1	UBS AG	The Colonnade Office Complex	47,000,000	15301-15305 North Dallas Parkway	Addison	TX	1/18/2019	2/6/2024	4.568000%	60	58	Full IO	0	No
3	UBS AG	SkyLoft Austin	36,000,000	507 West 23rd Street	Austin	TX	2/26/2019	3/6/2029	4.282630%	120	119	Full IO	0	No
4	UBS AG	Southern Motion Industrial Portfolio	31,690,000	Various	Various	MS	3/7/2019	4/6/2029	4.800000%	120	120	Partial IO	360	No
4.01	UBS AG	1 Fashion Way	14,151,838	1 Fashion Way	Baldwyn	MS
4.02	UBS AG	298 Henry Southern Drive	6,659,081	298 Henry Southern Drive	Pontotoc	MS
4.03	UBS AG	957 Pontotoc County Ind Pkwy	4,903,975	957 Industrial Park Road	Ecru	MS
4.04	UBS AG	195 Henry Southern Drive	3,329,541	195 Henry Southern Drive	Pontotoc	MS
4.05	UBS AG	370 Henry Southern Drive	1,406,666	370 Henry Southern Drive	Pontotoc	MS
4.06	UBS AG	161 Prestige Drive	1,238,899	161 Prestige Drive	Pontotoc	MS
5	UBS AG	Great Value Storage Portfolio	30,000,000	Various	Various	Various	11/30/2018	12/6/2023	4.139770%	60	56	Full IO	0	No
5.01	UBS AG	GVS - 6250 Westward Lane	1,184,782	6250 Westward Lane	Houston	TX
5.02	UBS AG	GVS - 1223, 1235, 1431, 1441, 1451, 1491, 1527, 1543 & 1559 North Nellis Boulevard	934,786	1223, 1235, 1431, 1441, 1451, 1491, 1527, 1543 & 1559 North Nellis Boulevard	Las Vegas	NV
5.03	UBS AG	GVS - 9530 Skillman Street	913,045	9530 Skillman Street	Dallas	TX
5.04	UBS AG	GVS - 4311 Samuell Boulevard	782,610	4311 Samuell Boulevard	Dallas	TX
5.05	UBS AG	GVS - 9010 Emmett F Lowry Expressway	750,000	9010 Emmett F Lowry Expressway	Texas City	TX
5.06	UBS AG	GVS - 9984 South Old State Road	706,522	9984 South Old State Road	Lewis Center	OH
5.07	UBS AG	GVS - 10640 Hempstead Road	695,651	10640 Hempstead Road	Houston	TX
5.08	UBS AG	GVS - 7273 Kearney Street and 6345 East 78th Avenue	663,044	7273 Kearney Street and 6345 East 78th Avenue	Commerce City	CO
5.09	UBS AG	GVS - 4641 Production Drive	652,173	4641 Production Drive	Dallas	TX
5.10	UBS AG	GVS - 920 Highway 80 East	652,173	920 Highway 80 East	Mesquite	TX
5.11	UBS AG	GVS - 2202 North Market Street	652,173	2202 North Market Street	Champaign	IL
5.12	UBS AG	GVS - 111 North Layfair Drive	641,305	111 North Layfair Drive	Flowood	MS
5.13	UBS AG	GVS - 435 Congress Park Drive	641,305	435 Congress Park Drive	Dayton	OH
5.14	UBS AG	GVS - 765 South Street	619,565	765 South Street	Newburgh	NY
5.15	UBS AG	GVS - 410 Gulf Freeway	597,826	410 Gulf Freeway	Texas City	TX
5.16	UBS AG	GVS - 5199 Westerville Road	597,826	5199 Westerville Road	Columbus	OH
5.17	UBS AG	GVS - 2502 Bay Street	586,955	2502 Bay Street	Texas City	TX
5.18	UBS AG	GVS - 1710 North Cunningham Avenue	586,955	1710 North Cunningham Avenue	Urbana	IL
5.19	UBS AG	GVS - 7821 Taylor Road	586,955	7821 Taylor Road	Reynoldsburg	OH
5.20	UBS AG	GVS - 9600 Marion Ridge	565,216	9600 Marion Ridge	Kansas City	MO
5.21	UBS AG	GVS - 4901 South Freeway	565,216	4901 South Freeway	Fort Worth	TX
5.22	UBS AG	GVS - 15300 Kuykendahl Road	554,348	15300 Kuykendahl Road	Houston	TX
5.23	UBS AG	GVS - 9951 Harwin Road	554,348	9951 Harwin Road	Houston	TX
5.24	UBS AG	GVS - 2033 Oak Grove Road	532,609	2033 Oak Grove Road	Hattiesburg	MS
5.25	UBS AG	GVS - 11702 Beechnut Street	521,738	11702 Beechnut Street	Houston	TX
5.26	UBS AG	GVS - 13825 FM 306	499,999	13825 FM 306	Canyon Lake	TX
5.27	UBS AG	GVS - 5550 Antoine Drive	499,999	5550 Antoine Drive	Houston	TX
5.28	UBS AG	GVS - 580 East Dublin Granville Road	489,131	580 East Dublin Granville Road	Worthington	OH
5.29	UBS AG	GVS - 7986 Southern Boulevard	478,260	7986 Southern Boulevard	Boardman	OH
5.30	UBS AG	GVS - 1330 Georgesville Road	478,260	1330 Georgesville Road	Columbus	OH
5.31	UBS AG	GVS - 123 South Meridian Road	478,260	123 South Meridian Road	Youngstown	OH
5.32	UBS AG	GVS - 3380 North Post Road	467,392	3380 North Post Road	Indianapolis	IN
5.33	UBS AG	GVS - 2150 Wirt Road	467,392	2150 Wirt Road	Houston	TX
5.34	UBS AG	GVS - 5301 Tamarack Circle East	445,653	5301 Tamarack Circle East	Columbus	OH
5.35	UBS AG	GVS - 443 Laredo Street	434,782	443 Laredo Street	Aurora	CO
5.36	UBS AG	GVS - 1661 and 1670 West Government Street	423,914	1661 and 1670 West Government Street	Brandon	MS
5.37	UBS AG	GVS - 8450 Cook Road	423,914	8450 Cook Road	Houston	TX
5.38	UBS AG	GVS - 613 North Freeway	402,175	613 North Freeway	Fort Worth	TX
5.39	UBS AG	GVS - 10601 West Fairmont Parkway	391,304	10601 West Fairmont Parkway	La Porte	TX
5.40	UBS AG	GVS - 7200 Tussing Road	380,435	7200 Tussing Road	Reynoldsburg	OH
5.41	UBS AG	GVS - 14318 Highway 249	380,435	14318 Highway 249	Houston	TX
5.42	UBS AG	GVS - 1910 25th Avenue North	380,435	1910 25th Avenue North	Texas City	TX
5.43	UBS AG	GVS - 8501 North Springboro Pike	358,696	8501 North Springboro Pike	Miamisburg	OH
5.44	UBS AG	GVS - 4145 State Route 741	336,957	4145 State Route 741	Mason	OH
5.45	UBS AG	GVS - 1961 Covington Pike	326,086	1961 Covington Pike	Memphis	TN
5.46	UBS AG	GVS - 3785 Shiloh Springs Road	326,086	3785 Shiloh Springs Road	Dayton	OH
5.47	UBS AG	GVS - 1585 Lexington Avenue	304,347	1585 Lexington Avenue	Mansfield	OH
5.48	UBS AG	GVS - 1594 Route 9G	304,347	1594 Route 9G	Hyde Park	NY
5.49	UBS AG	GVS - 8320 Alabonson Road	293,479	8320 Alabonson Road	Houston	TX
5.50	UBS AG	GVS - 10013 FM 620	293,479	10013 FM 620	Austin	TX
5.51	UBS AG	GVS - 426 North Smithville Road	282,608	426 North Smithville Road	Dayton	OH
5.52	UBS AG	GVS - 60 Westpark Road	282,608	60 Westpark Road	Dayton	OH
5.53	UBS AG	GVS - 2407 South U.S. Highway 183	282,608	2407 South U.S. Highway 183	Leander	TX
5.54	UBS AG	GVS - 5811 North Houston Rosslyn Road	282,608	5811 North Houston Rosslyn Road	Houston	TX
5.55	UBS AG	GVS - 3412 Garth Road	260,869	3412 Garth Road	Baytown	TX
5.56	UBS AG	GVS - 941 Fairmont Parkway	250,001	941 Fairmont Parkway	Pasadena	TX
5.57	UBS AG	GVS - 632 Timkin Road	250,001	632 Timkin Road	Tomball	TX
5.58	UBS AG	GVS - 8801 Boone Road	228,262	8801 Boone Road	Houston	TX
5.59	UBS AG	GVS - 3951 Highway 78	228,262	3951 Highway 78	Memphis	TN
5.60	UBS AG	GVS - 16905 Indian Chief Drive	228,262	16905 Indian Chief Drive	Cedar Park	TX
5.61	UBS AG	GVS - 16530 West Hardy Road	195,652	16530 West Hardy Road	Houston	TX
5.62	UBS AG	GVS - 4806 Marie Lane	195,652	4806 Marie Lane	Deer Park	TX
5.63	UBS AG	GVS - 1151 East Expressway 83	163,045	1151 East Expressway 83	San Benito	TX
5.64	UBS AG	GVS - 7116 South IH-35 Frontage Road	65,217	7116 South IH-35 Frontage Road	Austin	TX
6	UBS AG	FIGO Multi-State MF Portfolio II	28,200,000	Various	Various	Various	3/6/2019	3/6/2029	5.305000%	120	119	Partial IO	360	No
6.01	UBS AG	Woodlands - Streetsboro	7,685,649	833 Frost Road	Streetsboro	OH
6.02	UBS AG	West of Eastland	4,719,405	3752 Knightsway Lane	Columbus	OH
6.03	UBS AG	Valleybrook	3,867,072	169 Roscoe Road	Newnan	GA
6.04	UBS AG	Springwood	3,770,269	5470 Yellowbud Drive	Columbus	OH
6.05	UBS AG	Sherbrook - Indianapolis	2,981,077	8026 McFarland Court	Indianapolis	IN
6.06	UBS AG	Link Terrace	2,821,837	110 Link Street	Hinesville	GA
6.07	UBS AG	Stonehenge	2,354,691	3735 South A Street	Richmond	IN
7	UBS AG	Heartland Dental Medical Office Portfolio	24,871,001	Various	Various	Various	10/26/2018	11/6/2028	5.700000%	120	115	Amortizing	360	No
7.001	UBS AG	Heartland Dental Medical Office Portfolio - 1200 Network Centre Drive	1,186,884	1200 Network Centre Drive	Effingham	IL
7.002	UBS AG	Heartland Dental Medical Office Portfolio - 9150 North East Barry Road	410,640	9150 North East Barry Road	Kansas City	MO
7.003	UBS AG	Heartland Dental Medical Office Portfolio - 11925 Jones Bridge Road	345,281	11925 Jones Bridge Road	Johns Creek	GA

UBS 2019-C16: Mortgage Loan Schedule

Mortgage Loan Number	Mortgage Loan Seller	Property Name	Cut-off Date Balance	Address	City	State	Origination Date	Maturity Date or Anticipated Repayment Date	Gross Mortgage Rate	Original Term to Maturity or ARD	Remaining Term to Maturity or ARD	Amortization Type	Original Amortization Term	ARD
7.004	UBS AG	Heartland Dental Medical Office Portfolio - 200 Brevco Plaza	336,905	200 Brevco Plaza	Lake St. Louis	MO
7.005	UBS AG	Heartland Dental Medical Office Portfolio - 1760 West Virginia Street	319,012	1760 West Virginia Street	McKinney	TX
7.006	UBS AG	Heartland Dental Medical Office Portfolio - 117 St. Patrick’s Drive	271,032	117 St. Patrick’s Drive	Waldorf	MD
7.007	UBS AG	Heartland Dental Medical Office Portfolio - 1647 County Road 220	266,183	1647 County Road 220	Fleming Island	FL
7.008	UBS AG	Heartland Dental Medical Office Portfolio - 3500 East Highway 377	252,421	3500 East Highway 377	Granbury	TX
7.009	UBS AG	Heartland Dental Medical Office Portfolio - 4112 North Belt Highway	249,325	4112 North Belt Highway	St. Joseph	MO
7.010	UBS AG	Heartland Dental Medical Office Portfolio - 3009 Winghaven Boulevard	231,287	3009 Winghaven Boulevard	O’Fallon	MO
7.011	UBS AG	Heartland Dental Medical Office Portfolio - 2202 Althoff Drive	227,767	2202 Althoff Drive	Effingham	IL
7.012	UBS AG	Heartland Dental Medical Office Portfolio - 3820 Wabash Avenue	221,913	3820 Wabash Avenue	Springfield	IL
7.013	UBS AG	Heartland Dental Medical Office Portfolio - 561 East Lincoln Highway	215,001	561 East Lincoln Highway	New Lenox	IL
7.014	UBS AG	Heartland Dental Medical Office Portfolio - 508 South 52nd Street	211,417	508 South 52nd Street	Rogers	AR
7.015	UBS AG	Heartland Dental Medical Office Portfolio - 1025 Ashley Street	211,343	1025 Ashley Street	Bowling Green	KY
7.016	UBS AG	Heartland Dental Medical Office Portfolio - 440 Erie Parkway	209,559	440 Erie Parkway	Erie	CO
7.017	UBS AG	Heartland Dental Medical Office Portfolio - 1381 Citrus Tower Boulevard	208,390	1381 Citrus Tower Boulevard	Clermont	FL
7.018	UBS AG	Heartland Dental Medical Office Portfolio - 1751 Pleasant Road	206,501	1751 Pleasant Road	Fort Mill	SC
7.019	UBS AG	Heartland Dental Medical Office Portfolio - 9625 Lake Nona Village Place	206,362	9625 Lake Nona Village Place	Orlando	FL
7.020	UBS AG	Heartland Dental Medical Office Portfolio - 615 Saint James Avenue	205,051	615 Saint James Avenue	Goose Creek	SC
7.021	UBS AG	Heartland Dental Medical Office Portfolio - 13816 Narcoossee Road	203,228	13816 Narcoossee Road	Orlando	FL
7.022	UBS AG	Heartland Dental Medical Office Portfolio - 1695 Wells Road	197,290	1695 Wells Road	Orange Park	FL
7.023	UBS AG	Heartland Dental Medical Office Portfolio - 4355 Suwanee Dam Road	194,986	4355 Suwanee Dam Road	Suwanee	GA
7.024	UBS AG	Heartland Dental Medical Office Portfolio - 7310 North Villa Drive	192,260	7310 North Villa Drive	Peoria	IL
7.025	UBS AG	Heartland Dental Medical Office Portfolio - 299A Indian Lake Boulevard	192,079	299A Indian Lake Boulevard	Hendersonville	TN
7.026	UBS AG	Heartland Dental Medical Office Portfolio - 2455 East Main Street	190,809	2455 East Main Street	Plainfield	IN
7.027	UBS AG	Heartland Dental Medical Office Portfolio - 630 East Markey Parkway	187,250	630 East Markey Parkway	Belton	MO
7.028	UBS AG	Heartland Dental Medical Office Portfolio - 1613 East Pflugerville Parkway	186,413	1613 East Pflugerville Parkway	Pflugerville	TX
7.029	UBS AG	Heartland Dental Medical Office Portfolio - 782 Belle Terre Parkway	185,002	782 Belle Terre Parkway	Palm Coast	FL
7.030	UBS AG	Heartland Dental Medical Office Portfolio - 11890 Highway 707	184,145	11890 Highway 707	Murrells Inlet	SC
7.031	UBS AG	Heartland Dental Medical Office Portfolio - 7551 Osceola Polk Line Road	182,378	7551 Osceola Polk Line Road	Davenport	FL
7.032	UBS AG	Heartland Dental Medical Office Portfolio - 100 Piper Hill Drive	182,307	100 Piper Hill Drive	St. Peters	MO
7.033	UBS AG	Heartland Dental Medical Office Portfolio - 8624 Lee Vista Boulevard	182,174	8624 Lee Vista Boulevard	Orlando	FL
7.034	UBS AG	Heartland Dental Medical Office Portfolio - 149 Tuscan Way	182,041	149 Tuscan Way	Saint Augustine	FL
7.035	UBS AG	Heartland Dental Medical Office Portfolio - 2740 Prairie Crossing Drive	180,045	2740 Prairie Crossing Drive	Springfield	IL
7.036	UBS AG	Heartland Dental Medical Office Portfolio - 2066 Bruce B. Downs Boulevard	179,361	2066 Bruce B. Downs Boulevard	Wesley Chapel	FL
7.037	UBS AG	Heartland Dental Medical Office Portfolio - 209 Latitude Lane	178,043	209 Latitude Lane	Clover	SC
7.038	UBS AG	Heartland Dental Medical Office Portfolio - 4608 South West College Road	176,599	4608 South West College Road	Ocala	FL
7.039	UBS AG	Heartland Dental Medical Office Portfolio - 1315 Bell Road	176,573	1315 Bell Road	Antioch	TN
7.040	UBS AG	Heartland Dental Medical Office Portfolio - 4237 U.S. Highway 1 South	176,546	4237 U.S. Highway 1 South	Saint Augustine	FL
7.041	UBS AG	Heartland Dental Medical Office Portfolio - 1521 East Debbie Lane	175,558	1521 East Debbie Lane	Mansfield	TX
7.042	UBS AG	Heartland Dental Medical Office Portfolio - 3152 South Broadway	174,725	3152 South Broadway	Edmond	OK
7.043	UBS AG	Heartland Dental Medical Office Portfolio - 8701 South Garnett Road	174,100	8701 South Garnett Road	Broken Arrow	OK
7.044	UBS AG	Heartland Dental Medical Office Portfolio - 450 South Weber Road	173,390	450 South Weber Road	Romeoville	IL
7.045	UBS AG	Heartland Dental Medical Office Portfolio - 840 Nissan Drive	173,222	840 Nissan Drive	Smyrna	TN
7.046	UBS AG	Heartland Dental Medical Office Portfolio - 12222 Route 47	171,085	12222 Route 47	Huntley	IL
7.047	UBS AG	Heartland Dental Medical Office Portfolio - 3415 Livernois Road	170,075	3415 Livernois Road	Troy	MI
7.048	UBS AG	Heartland Dental Medical Office Portfolio - 5309 Buffalo Gap Road	169,980	5309 Buffalo Gap Road	Abilene	TX
7.049	UBS AG	Heartland Dental Medical Office Portfolio - 8190 Windfall Lane	168,722	8190 Windfall Lane	Camby	IN
7.050	UBS AG	Heartland Dental Medical Office Portfolio - 2620 East Highway 50	166,388	2620 East Highway 50	Clermont	FL
7.051	UBS AG	Heartland Dental Medical Office Portfolio - 10670 Southwest Tradition Square	166,102	10670 Southwest Tradition Square	Port St. Lucie	FL
7.052	UBS AG	Heartland Dental Medical Office Portfolio - 4939 Courthouse Street	166,072	4939 Courthouse Street	Williamsburg	VA
7.053	UBS AG	Heartland Dental Medical Office Portfolio - 2301 Old Canoe Creek Road	165,940	2301 Old Canoe Creek Road	St. Cloud	FL
7.054	UBS AG	Heartland Dental Medical Office Portfolio - 507 North Hershey Road	165,740	507 North Hershey Road	Bloomington	IL
7.055	UBS AG	Heartland Dental Medical Office Portfolio - 242 Southwoods Center	163,969	242 Southwoods Center	Columbia	IL
7.056	UBS AG	Heartland Dental Medical Office Portfolio - 3016 Columbia Avenue	162,550	3016 Columbia Avenue	Franklin	TN
7.057	UBS AG	Heartland Dental Medical Office Portfolio - 4120 North 197th Avenue	162,185	4120 North 197th Avenue	Litchfield Park	AZ
7.058	UBS AG	Heartland Dental Medical Office Portfolio - 13794 Beach Boulevard	161,298	13794 Beach Boulevard	Jacksonville	FL
7.059	UBS AG	Heartland Dental Medical Office Portfolio - 3037 Southwest Port St. Lucie Boulevard	161,168	3037 Southwest Port St. Lucie Boulevard	Port St. Lucie	FL
7.060	UBS AG	Heartland Dental Medical Office Portfolio - 1840 Dekalb Avenue	159,903	1840 Dekalb Avenue	Sycamore	IL
7.061	UBS AG	Heartland Dental Medical Office Portfolio - 9100 Highway 119	159,537	9100 Highway 119	Alabaster	AL
7.062	UBS AG	Heartland Dental Medical Office Portfolio - 42 Market Square Road	159,533	42 Market Square Road	Newnan	GA
7.063	UBS AG	Heartland Dental Medical Office Portfolio - 2707 Sycamore Road	159,443	2707 Sycamore Road	DeKalb	IL
7.064	UBS AG	Heartland Dental Medical Office Portfolio - 2014 Lime Kiln Road	157,321	2014 Lime Kiln Road	Bellevue	WI
7.065	UBS AG	Heartland Dental Medical Office Portfolio - 103 Farabee Drive North	157,022	103 Farabee Drive North	Lafayette	IN
7.066	UBS AG	Heartland Dental Medical Office Portfolio - 4999 North Tanner Road	156,359	4999 North Tanner Road	Orlando	FL
7.067	UBS AG	Heartland Dental Medical Office Portfolio - 674 Lake Joy Road	155,967	674 Lake Joy Road	Warner Robins	GA
7.068	UBS AG	Heartland Dental Medical Office Portfolio - 1828 IN-44	155,821	1828 IN-44	Shelbyville	IN
7.069	UBS AG	Heartland Dental Medical Office Portfolio - 2950 South Rutherford Boulevard	155,370	2950 South Rutherford Boulevard	Murfreesboro	TN
7.070	UBS AG	Heartland Dental Medical Office Portfolio - 545 East Hunt Highway	154,998	545 East Hunt Highway	San Tan Valley	AZ
7.071	UBS AG	Heartland Dental Medical Office Portfolio - 17810 Pierce Plaza	154,568	17810 Pierce Plaza	Omaha	NE
7.072	UBS AG	Heartland Dental Medical Office Portfolio - 5445 South Williamson Boulevard	153,927	5445 South Williamson Boulevard	Port Orange	FL
7.073	UBS AG	Heartland Dental Medical Office Portfolio - 780 East-West Connector South West	153,092	780 East-West Connector South West	Austell	GA
7.074	UBS AG	Heartland Dental Medical Office Portfolio - 16620 West 159th Street	152,876	16620 West 159th Street	Lockport	IL
7.075	UBS AG	Heartland Dental Medical Office Portfolio - 13851 North US Highway 441	152,596	13851 North US Highway 441	Lady Lake	FL
7.076	UBS AG	Heartland Dental Medical Office Portfolio - 3120 Mahan Drive	151,353	3120 Mahan Drive	Tallahassee	FL
7.077	UBS AG	Heartland Dental Medical Office Portfolio - 2000 Veterans Memorial Parkway South	150,316	2000 Veterans Memorial Parkway South	Lafayette	IN
7.078	UBS AG	Heartland Dental Medical Office Portfolio - 1402 U.S. Route 12	148,414	1402 U.S. Route 12	Fox Lake	IL
7.079	UBS AG	Heartland Dental Medical Office Portfolio - 1776 Blanding Boulevard	148,114	1776 Blanding Boulevard	Middleburg	FL
7.080	UBS AG	Heartland Dental Medical Office Portfolio - 3012 Anchor Drive	146,975	3012 Anchor Drive	Hamilton	OH
7.081	UBS AG	Heartland Dental Medical Office Portfolio - 1715 West Main Street	146,591	1715 West Main Street	Lebanon	TN
7.082	UBS AG	Heartland Dental Medical Office Portfolio - 10389 Big Bend Road	146,469	10389 Big Bend Road	Riverview	FL
7.083	UBS AG	Heartland Dental Medical Office Portfolio - 7103 Whitestown Parkway	146,430	7103 Whitestown Parkway	Zionsville	IN
7.084	UBS AG	Heartland Dental Medical Office Portfolio - 2751 Fountain Place	146,257	2751 Fountain Place	Wildwood	MO
7.085	UBS AG	Heartland Dental Medical Office Portfolio - 2030 Crossing Circle	146,193	2030 Crossing Circle	Spring Hill	TN
7.086	UBS AG	Heartland Dental Medical Office Portfolio - 13101 East 96th Street North	145,397	13101 East 96th Street North	Owasso	OK
7.087	UBS AG	Heartland Dental Medical Office Portfolio - 692 Essington Road	144,673	692 Essington Road	Joliet	IL
7.088	UBS AG	Heartland Dental Medical Office Portfolio - 240 Blossom Park Drive	142,930	240 Blossom Park Drive	Georgetown	KY
7.089	UBS AG	Heartland Dental Medical Office Portfolio - 6005 Watson Boulevard	142,794	6005 Watson Boulevard	Byron	GA

UBS 2019-C16: Mortgage Loan Schedule

Mortgage Loan Number	Mortgage Loan Seller	Property Name	Cut-off Date Balance	Address	City	State	Origination Date	Maturity Date or Anticipated Repayment Date	Gross Mortgage Rate	Original Term to Maturity or ARD	Remaining Term to Maturity or ARD	Amortization Type	Original Amortization Term	ARD
7.090	UBS AG	Heartland Dental Medical Office Portfolio - 3237 Sixes Road	141,730	3237 Sixes Road	Canton	GA
7.091	UBS AG	Heartland Dental Medical Office Portfolio - 4030 Winder Highway	141,497	4030 Winder Highway	Flowery Branch	GA
7.092	UBS AG	Heartland Dental Medical Office Portfolio - 8605 East State Road 70	141,462	8605 East State Road 70	Bradenton	FL
7.093	UBS AG	Heartland Dental Medical Office Portfolio - 540 West Walnut Street	138,294	540 West Walnut Street	Oglesby	IL
7.094	UBS AG	Heartland Dental Medical Office Portfolio - 5630 Plank Road	137,474	5630 Plank Road	Fredericksburg	VA
7.095	UBS AG	Heartland Dental Medical Office Portfolio - 10505 Lima Road	136,263	10505 Lima Road	Fort Wayne	IN
7.096	UBS AG	Heartland Dental Medical Office Portfolio - 7485 Vanderbilt Beach Boulevard	135,998	7485 Vanderbilt Beach Boulevard	Naples	FL
7.097	UBS AG	Heartland Dental Medical Office Portfolio - 2701 South Koke Mill Road	134,010	2701 South Koke Mill Road	Springfield	IL
7.098	UBS AG	Heartland Dental Medical Office Portfolio - 22329 Greenview Parkway	131,512	22329 Greenview Parkway	Great Mills	MD
7.099	UBS AG	Heartland Dental Medical Office Portfolio - 25000 Bernwood Drive	127,317	25000 Bernwood Drive	Bonita Springs	FL
7.100	UBS AG	Heartland Dental Medical Office Portfolio - 3500 Clemson Boulevard	124,648	3500 Clemson Boulevard	Anderson	SC
7.101	UBS AG	Heartland Dental Medical Office Portfolio - 2222 Highway 540A East	124,000	2222 Highway 540A East	Lakeland	FL
7.102	UBS AG	Heartland Dental Medical Office Portfolio - 1055 Pine Log Road	123,764	1055 Pine Log Road	Aiken	SC
7.103	UBS AG	Heartland Dental Medical Office Portfolio - 4315 North Holland Sylvania Road	123,550	4315 North Holland Sylvania Road	Sylvania	OH
7.104	UBS AG	Heartland Dental Medical Office Portfolio - 21300 Town Commons Drive	123,451	21300 Town Commons Drive	Estero	FL
7.105	UBS AG	Heartland Dental Medical Office Portfolio - 1905 Convenience Place	123,406	1905 Convenience Place	Champaign	IL
7.106	UBS AG	Heartland Dental Medical Office Portfolio - 3308 Platt Springs Road	122,567	3308 Platt Springs Road	West Columbia	SC
7.107	UBS AG	Heartland Dental Medical Office Portfolio - 132 Milestone Way	120,782	132 Milestone Way	Greenville	SC
7.108	UBS AG	Heartland Dental Medical Office Portfolio - 1429 Chester Boulevard	119,874	1429 Chester Boulevard	Richmond	IN
7.109	UBS AG	Heartland Dental Medical Office Portfolio - 1339 North Sumter Boulevard	118,651	1339 North Sumter Boulevard	North Port	FL
7.110	UBS AG	Heartland Dental Medical Office Portfolio - 1536 Farm to Market 359 Road	118,608	1536 Farm to Market 359 Road	Richmond	TX
7.111	UBS AG	Heartland Dental Medical Office Portfolio - 3585 North 168th Court	116,578	3585 North 168th Court	Omaha	NE
7.112	UBS AG	Heartland Dental Medical Office Portfolio - 1980 U.S. Highway 1 South	115,225	1980 U.S. Highway 1 South	St. Augustine	FL
7.113	UBS AG	Heartland Dental Medical Office Portfolio - 13328 Metcalf Avenue	112,201	13328 Metcalf Avenue	Overland Park	KS
7.114	UBS AG	Heartland Dental Medical Office Portfolio - 826 West Lincoln Avenue	111,904	826 West Lincoln Avenue	Charleston	IL
7.115	UBS AG	Heartland Dental Medical Office Portfolio - 1515 West 45th Avenue	109,598	1515 West 45th Avenue	Griffith	IN
7.116	UBS AG	Heartland Dental Medical Office Portfolio - 1012 Mill Pond Lane	107,882	1012 Mill Pond Lane	Greencastle	IN
7.117	UBS AG	Heartland Dental Medical Office Portfolio - 621 Chatham Avenue	105,646	621 Chatham Avenue	Columbia	SC
7.118	UBS AG	Heartland Dental Medical Office Portfolio - 24940 South Tamiami Trail	104,602	24940 South Tamiami Trail	Bonita Springs	FL
7.119	UBS AG	Heartland Dental Medical Office Portfolio - 609 Front Street	103,583	609 Front Street	Celebration	FL
7.120	UBS AG	Heartland Dental Medical Office Portfolio - 6190 LBJ Freeway	102,165	6190 LBJ Freeway	Dallas	TX
7.121	UBS AG	Heartland Dental Medical Office Portfolio - 3417 Schofield Avenue	100,311	3417 Schofield Avenue	Weston	WI
7.122	UBS AG	Heartland Dental Medical Office Portfolio - 330 Park Place	100,064	330 Park Place	Mishawaka	IN
7.123	UBS AG	Heartland Dental Medical Office Portfolio - 1490 North Green Mount Road	98,391	1490 North Green Mount Road	O’Fallon	IL
7.124	UBS AG	Heartland Dental Medical Office Portfolio - 213 Main Street	96,735	213 Main Street	Blythewood	SC
7.125	UBS AG	Heartland Dental Medical Office Portfolio - 11119 Hearth Road	96,728	11119 Hearth Road	Spring Hill	FL
7.126	UBS AG	Heartland Dental Medical Office Portfolio - 2362 West Boulevard Street	95,746	2362 West Boulevard Street	Kokomo	IN
7.127	UBS AG	Heartland Dental Medical Office Portfolio - 2812 East Main Street	95,488	2812 East Main Street	Merrill	WI
7.128	UBS AG	Heartland Dental Medical Office Portfolio - 1202 South Broad Street	95,430	1202 South Broad Street	Scottsboro	AL
7.129	UBS AG	Heartland Dental Medical Office Portfolio - 8790 Walnut Grove Road	95,197	8790 Walnut Grove Road	Cordova	TN
7.130	UBS AG	Heartland Dental Medical Office Portfolio - 10708 East State Road 64	94,346	10708 East State Road 64	Bradenton	FL
7.131	UBS AG	Heartland Dental Medical Office Portfolio - 2184 FM 3009	94,321	2184 FM 3009	Schertz	TX
7.132	UBS AG	Heartland Dental Medical Office Portfolio - 2210 Boiling Springs Road	93,267	2210 Boiling Springs Road	Boiling Springs	SC
7.133	UBS AG	Heartland Dental Medical Office Portfolio - 3105 Kirby Whitten Road	93,052	3105 Kirby Whitten Road	Bartlett	TN
7.134	UBS AG	Heartland Dental Medical Office Portfolio - 716 32nd Street South	92,506	716 32nd Street South	Birmingham	AL
7.135	UBS AG	Heartland Dental Medical Office Portfolio - 1010 West U.S. Route 6	89,366	1010 West U.S. Route 6	Morris	IL
7.136	UBS AG	Heartland Dental Medical Office Portfolio - 935 West Exchange Parkway	86,198	935 West Exchange Parkway	Allen	TX
7.137	UBS AG	Heartland Dental Medical Office Portfolio - 3608 Jeffco Boulevard	85,953	3608 Jeffco Boulevard	Arnold	MO
7.138	UBS AG	Heartland Dental Medical Office Portfolio - 998 Williford Court	85,950	998 Williford Court	Spring Hill	TN
7.139	UBS AG	Heartland Dental Medical Office Portfolio - 4405 Highway 17	85,533	4405 Highway 17	Murrells Inlet	SC
7.140	UBS AG	Heartland Dental Medical Office Portfolio - 3003 Twin Rivers Drive	83,255	3003 Twin Rivers Drive	Arkadelphia	AR
7.141	UBS AG	Heartland Dental Medical Office Portfolio - 12260 Tamiami Trail East	82,985	12260 Tamiami Trail East	Naples	FL
7.142	UBS AG	Heartland Dental Medical Office Portfolio - 1405 South 25th Street	82,284	1405 South 25th Street	Fort Pierce	FL
7.143	UBS AG	Heartland Dental Medical Office Portfolio - 12605 Troxler Avenue	80,413	12605 Troxler Avenue	Highland	IL
7.144	UBS AG	Heartland Dental Medical Office Portfolio - 122 Stone Trace Drive	76,452	122 Stone Trace Drive	Mount Sterling	KY
7.145	UBS AG	Heartland Dental Medical Office Portfolio - 4455 Florida National Drive	75,961	4455 Florida National Drive	Lakeland	FL
7.146	UBS AG	Heartland Dental Medical Office Portfolio - 3645 North Council Road	75,832	3645 North Council Road	Bethany	OK
7.147	UBS AG	Heartland Dental Medical Office Portfolio - 9305 Market Square Drive	73,150	9305 Market Square Drive	Streetsboro	OH
7.148	UBS AG	Heartland Dental Medical Office Portfolio - 3420 Bayside Lakes Boulevard Southeast	70,348	3420 Bayside Lakes Boulevard Southeast	Palm Bay	FL
7.149	UBS AG	Heartland Dental Medical Office Portfolio - 309 West Ogden Avenue	69,344	309 West Ogden Avenue	Naperville	IL
7.150	UBS AG	Heartland Dental Medical Office Portfolio - 456 University Boulevard North	68,673	456 University Boulevard North	Jacksonville	FL
7.151	UBS AG	Heartland Dental Medical Office Portfolio - 1316 McMillan Street	68,209	1316 McMillan Street	Worthington	MN
7.152	UBS AG	Heartland Dental Medical Office Portfolio - 6233 Veterans Parkway	66,552	6233 Veterans Parkway	Columbus	GA
7.153	UBS AG	Heartland Dental Medical Office Portfolio - 116 Calumet Center Road	65,023	116 Calumet Center Road	LaGrange	GA
7.154	UBS AG	Heartland Dental Medical Office Portfolio - 828 South Main Street	65,015	828 South Main Street	London	KY
7.155	UBS AG	Heartland Dental Medical Office Portfolio - 7200 Red Hawk Court	61,064	7200 Red Hawk Court	Fort Worth	TX
7.156	UBS AG	Heartland Dental Medical Office Portfolio - 303 Ashby Park Lane	60,880	303 Ashby Park Lane	Greenville	SC
7.157	UBS AG	Heartland Dental Medical Office Portfolio - 3106 Professional Plaza	54,341	3106 Professional Plaza	Germantown	TN
7.158	UBS AG	Heartland Dental Medical Office Portfolio - 1950 Chesley Drive	54,033	1950 Chesley Drive	Sterling Heights	MI
7.159	UBS AG	Heartland Dental Medical Office Portfolio - 104 South Houston Road	53,928	104 South Houston Road	Warner Robins	GA
7.160	UBS AG	Heartland Dental Medical Office Portfolio - 103 East Tatum Avenue	53,263	103 East Tatum Avenue	McColl	SC
7.161	UBS AG	Heartland Dental Medical Office Portfolio - 165 Juniper Circle	53,196	165 Juniper Circle	Brunswick	GA
7.162	UBS AG	Heartland Dental Medical Office Portfolio - 135 East Broadway Street	50,935	135 East Broadway Street	Sand Springs	OK
7.163	UBS AG	Heartland Dental Medical Office Portfolio - 9360 Two Notch Road	50,234	9360 Two Notch Road	Columbia	SC
7.164	UBS AG	Heartland Dental Medical Office Portfolio - 12988 Georgia Highway 9	47,335	12988 Georgia Highway 9	Milton	GA
7.165	UBS AG	Heartland Dental Medical Office Portfolio - 5 Jannell Court	47,262	5 Jannell Court	Epping	NH
7.166	UBS AG	Heartland Dental Medical Office Portfolio - 1617 East Main Street	47,152	1617 East Main Street	Easley	SC
7.167	UBS AG	Heartland Dental Medical Office Portfolio - 2116 Vista Oeste North West, Unit 202	46,948	2116 Vista Oeste North West, Unit 202	Albuquerque	NM
7.168	UBS AG	Heartland Dental Medical Office Portfolio - 50 South Kyrene Road, Suite 5	38,132	50 South Kyrene Road, Suite 5	Chandler	AZ
7.169	UBS AG	Heartland Dental Medical Office Portfolio - 101 Rice Bent Way Suite 4	30,666	101 Rice Bent Way Suite 4	Columbia	SC
8	UBS AG	ILPT Hawaii Portfolio	23,000,000	Various	Honolulu	HI	1/29/2019	2/7/2029	4.310000%	120	118	Full IO	0	No
8.001	UBS AG	2810 Pukoloa Street	1,108,337	2810 Pukoloa Street	Honolulu	HI
8.002	UBS AG	1360 Pali Highway	670,973	1360 Pali Highway	Honolulu	HI
8.003	UBS AG	1001 Ahua Street	597,808	1001 Ahua Street	Honolulu	HI
8.004	UBS AG	848 Ala Lilikoi Boulevard A	584,335	848 Ala Lilikoi Boulevard A	Honolulu	HI
8.005	UBS AG	2850 Paa Street	556,798	2850 Paa Street	Honolulu	HI

UBS 2019-C16: Mortgage Loan Schedule

Mortgage Loan Number	Mortgage Loan Seller	Property Name	Cut-off Date Balance	Address	City	State	Origination Date	Maturity Date or Anticipated Repayment Date	Gross Mortgage Rate	Original Term to Maturity or ARD	Remaining Term to Maturity or ARD	Amortization Type	Original Amortization Term	ARD
8.006	UBS AG	949 Mapunapuna Street	553,681	949 Mapunapuna Street	Honolulu	HI
8.007	UBS AG	2828 Paa Street	431,499	2828 Paa Street	Honolulu	HI
8.008	UBS AG	80 Sand Island Access Road	370,112	80 Sand Island Access Road	Honolulu	HI
8.009	UBS AG	1030 Mapunapuna Street	308,197	1030 Mapunapuna Street	Honolulu	HI
8.010	UBS AG	150 Puuhale Road	298,944	150 Puuhale Road	Honolulu	HI
8.011	UBS AG	2344 Pahounui Drive	298,912	2344 Pahounui Drive	Honolulu	HI
8.012	UBS AG	120 Sand Island Access Rd	287,676	120 Sand Island Access Road	Honolulu	HI
8.013	UBS AG	1122 Mapunapuna Street	280,437	1122 Mapunapuna Street	Honolulu	HI
8.014	UBS AG	2915 Kaihikapu Street	254,945	2915 Kaihikapu Street	Honolulu	HI
8.015	UBS AG	819 Ahua Street	247,657	819 Ahua Street	Honolulu	HI
8.016	UBS AG	2144 Auiki St	239,730	2144 Auiki Street	Honolulu	HI
8.017	UBS AG	1027 Kikowaena Place	233,290	1027 Kikowaena Place	Honolulu	HI
8.018	UBS AG	1931 Kahai Street	219,833	1931 Kahai Street	Honolulu	HI
8.019	UBS AG	148 Mokauea Street	189,227	148 Mokauea Street	Honolulu	HI
8.020	UBS AG	2886 Paa Street	179,574	2886 Paa Street	Honolulu	HI
8.021	UBS AG	2838 Kilihau Street	174,699	2838 Kilihau Street	Honolulu	HI
8.022	UBS AG	803 Ahua Street	173,581	803 Ahua Street	Honolulu	HI
8.023	UBS AG	220 Puuhale Road	169,681	220 Puuhale Road	Honolulu	HI
8.024	UBS AG	930 Mapunapuna Street	166,836	930 Mapunapuna Street	Honolulu	HI
8.025	UBS AG	2103 Kaliawa Street	166,373	2103 Kaliawa Street	Honolulu	HI
8.026	UBS AG	2969 Mapunapuna Street	165,702	2969 Mapunapuna Street	Honolulu	HI
8.027	UBS AG	158 Sand Island Access Road	164,375	158 Sand Island Access Road	Honolulu	HI
8.028	UBS AG	1926 Auiki St	163,816	1926 Auiki Street	Honolulu	HI
8.029	UBS AG	113 Puuhale Road	159,197	113 Puuhale Road	Honolulu	HI
8.030	UBS AG	2250 Pahounui Drive	156,880	2250 Pahounui Drive	Honolulu	HI
8.031	UBS AG	733 Mapunapuna Street	155,681	733 Mapunapuna Street	Honolulu	HI
8.032	UBS AG	761 Ahua Street	155,122	761 Ahua Street	Honolulu	HI
8.033	UBS AG	918 Ahua Street	151,414	918 Ahua Street	Honolulu	HI
8.034	UBS AG	180 Sand Island Access Road	149,480	180 Sand Island Access Road	Honolulu	HI
8.035	UBS AG	2829 Awaawaloa Street	149,112	2829 Awaawaloa Street	Honolulu	HI
8.036	UBS AG	120 Mokauea	147,834	120 Mokauea Street	Honolulu	HI
8.037	UBS AG	2861 Mokumoa Street	146,539	2861 Mokumoa Street	Honolulu	HI
8.038	UBS AG	2826 Kaihikapu Street	145,484	2826 Kaihikapu Street	Honolulu	HI
8.039	UBS AG	179 Sand Island Access Road	144,557	179 Sand Island Access Road	Honolulu	HI
8.040	UBS AG	855 Mapunapuna Street	141,681	855 Mapunapuna Street	Honolulu	HI
8.041	UBS AG	2308 Pahounui Drive	136,151	2308 Pahounui Drive	Honolulu	HI
8.042	UBS AG	619 Mapunapuna Street	132,443	619 Mapunapuna Street	Honolulu	HI
8.043	UBS AG	2846-A Awaawaloa Street	132,091	2846-A Awaawaloa Street	Honolulu	HI
8.044	UBS AG	238 Sand Island Access Road	131,372	238 Sand Island Access Road	Honolulu	HI
8.045	UBS AG	704 Mapunapuna Street	130,829	704 Mapunapuna Street	Honolulu	HI
8.046	UBS AG	120B Mokauea St	127,856	120-B Mokauea Street	Honolulu	HI
8.047	UBS AG	1150 Kikowaena Street	126,066	1150 Kikowaena Street	Honolulu	HI
8.048	UBS AG	2127 Auiki Street	124,963	2127 Auiki Street	Honolulu	HI
8.049	UBS AG	2810 Paa Street	123,525	2810 Paa Street	Honolulu	HI
8.050	UBS AG	2841 Pukoloa Street	118,507	2841 Pukoloa Street	Honolulu	HI
8.051	UBS AG	1000 Mapunapuna Street	118,171	1000 Mapunapuna Street	Honolulu	HI
8.052	UBS AG	2829 Pukoloa Street	117,708	2829 Pukoloa Street	Honolulu	HI
8.053	UBS AG	889 Ahua Street	117,628	889 Ahua Street	Honolulu	HI
8.054	UBS AG	2819 Pukoloa Street	117,164	2819 Pukoloa Street	Honolulu	HI
8.055	UBS AG	1038 Kikowaena Place	108,997	1038 Kikowaena Place	Honolulu	HI
8.056	UBS AG	2965 Mokumoa Street	108,886	2965 Mokumoa Street	Honolulu	HI
8.057	UBS AG	850 Ahua Street	105,785	850 Ahua Street	Honolulu	HI
8.058	UBS AG	1330 Pali Highway	104,714	1330 Pali Highway	Honolulu	HI
8.059	UBS AG	2855 Pukoloa Street	104,506	2855 Pukoloa Street	Honolulu	HI
8.060	UBS AG	2865 Pukoloa Street	104,506	2865 Pukoloa Street	Honolulu	HI
8.061	UBS AG	789 Mapunapuna Street	103,755	789 Mapunapuna Street	Honolulu	HI
8.062	UBS AG	2960 Mokumoa Street	103,052	2960 Mokumoa Street	Honolulu	HI
8.063	UBS AG	231B Sand Island Access Road	102,093	231B Sand Island Access Road	Honolulu	HI
8.064	UBS AG	2020 Auiki Street	101,262	2020 Auiki Street	Honolulu	HI
8.065	UBS AG	2857 Awaawaloa Street	100,639	2857 Awaawaloa Street	Honolulu	HI
8.066	UBS AG	1050 Kikowaena Place	99,344	1050 Kikowaena Place	Honolulu	HI
8.067	UBS AG	2850 Mokumoa Street	99,264	2850 Mokumoa Street	Honolulu	HI
8.068	UBS AG	2840 Mokumoa Street	99,168	2840 Mokumoa Street	Honolulu	HI
8.069	UBS AG	2830 Mokumoa Street	99,009	2830 Mokumoa Street	Honolulu	HI
8.070	UBS AG	960 Mapunapuna Street	98,801	960 Mapunapuna Street	Honolulu	HI
8.071	UBS AG	125B Puuhale Road	98,082	125B Puuhale Road	Honolulu	HI
8.072	UBS AG	2809 Kaihikapu Street	97,139	2809 Kaihikapu Street	Honolulu	HI
8.073	UBS AG	212 Mohonua Place	96,755	212 Mohonua Place	Honolulu	HI
8.074	UBS AG	692 Mapunapuna Street	94,837	692 Mapunapuna Street	Honolulu	HI
8.075	UBS AG	1024 Kikowaena Place	93,751	1024 Kikowaena Place	Honolulu	HI
8.076	UBS AG	669 Ahua Street	92,664	669 Ahua Street	Honolulu	HI
8.077	UBS AG	215 Puuhale Road	92,456	215 Puuhale Road	Honolulu	HI
8.078	UBS AG	142 Mokauea St	91,098	142 Mokauea Street	Honolulu	HI
8.079	UBS AG	2847 Awaawaloa Street	90,266	2847 Awaawaloa Street	Honolulu	HI
8.080	UBS AG	2816 Awaawaloa Street	89,803	2816 Awaawaloa Street	Honolulu	HI
8.081	UBS AG	2928 Kaihikapu Street - B	89,739	2928 Kaihikapu Street - B	Honolulu	HI
8.082	UBS AG	2864 Mokumoa Street	89,659	2864 Mokumoa Street	Honolulu	HI
8.083	UBS AG	770 Mapunapuna Street	89,563	770 Mapunapuna Street	Honolulu	HI
8.084	UBS AG	151 Puuhale Road	88,988	151 Puuhale Road	Honolulu	HI
8.085	UBS AG	207 Puuhale Road	88,972	207 Puuhale Road	Honolulu	HI
8.086	UBS AG	2970 Mokumoa Street	88,812	2970 Mokumoa Street	Honolulu	HI
8.087	UBS AG	2868 Kaihikapu Street	88,269	2868 Kaihikapu Street	Honolulu	HI
8.088	UBS AG	2908 Kaihikapu Street	87,677	2908 Kaihikapu Street	Honolulu	HI
8.089	UBS AG	2814 Kilihau Street	87,550	2814 Kilihau Street	Honolulu	HI
8.090	UBS AG	759 Puuloa Road	87,070	759 Puuloa Road	Honolulu	HI
8.091	UBS AG	659 Puuloa Road	87,054	659 Puuloa Road	Honolulu	HI

UBS 2019-C16: Mortgage Loan Schedule

Mortgage Loan Number	Mortgage Loan Seller	Property Name	Cut-off Date Balance	Address	City	State	Origination Date	Maturity Date or Anticipated Repayment Date	Gross Mortgage Rate	Original Term to Maturity or ARD	Remaining Term to Maturity or ARD	Amortization Type	Original Amortization Term	ARD
8.092	UBS AG	667 Puuloa Road	87,054	667 Puuloa Road	Honolulu	HI
8.093	UBS AG	679 Puuloa Road	87,054	679 Puuloa Road	Honolulu	HI
8.094	UBS AG	689 Puuloa Road	87,054	689 Puuloa Road	Honolulu	HI
8.095	UBS AG	950 Mapunapuna Street	86,926	950 Mapunapuna Street	Honolulu	HI
8.096	UBS AG	822 Mapunapuna Street	86,511	822 Mapunapuna Street	Honolulu	HI
8.097	UBS AG	842 Mapunapuna Street	86,511	842 Mapunapuna Street	Honolulu	HI
8.098	UBS AG	214 Sand Island Access Rd	86,303	214 Sand Island Access Road	Honolulu	HI
8.099	UBS AG	709 Ahua Street	86,287	709 Ahua Street	Honolulu	HI
8.100	UBS AG	766 Mapunapuna Street	85,568	766 Mapunapuna Street	Honolulu	HI
8.101	UBS AG	830 Mapunapuna Street	85,552	830 Mapunapuna Street	Honolulu	HI
8.102	UBS AG	2855 Kaihikapu Street	85,248	2855 Kaihikapu Street	Honolulu	HI
8.103	UBS AG	865 Ahua Street	85,008	865 Ahua Street	Honolulu	HI
8.104	UBS AG	852 Mapunapuna Street	84,976	852 Mapunapuna Street	Honolulu	HI
8.105	UBS AG	2906 Kaihikapu Street	84,609	2906 Kaihikapu Street	Honolulu	HI
8.106	UBS AG	2879 Paa Street	84,193	2879 Paa Street	Honolulu	HI
8.107	UBS AG	702 Ahua Street	83,986	702 Ahua Street	Honolulu	HI
8.108	UBS AG	2864 Awaawaloa Street	83,490	2864 Awaawaloa Street	Honolulu	HI
8.109	UBS AG	2819 Mokumoa Street - A	82,659	2819 Mokumoa Street - A	Honolulu	HI
8.110	UBS AG	2869 Mokumoa Street	82,515	2869 Mokumoa Street	Honolulu	HI
8.111	UBS AG	2819 Mokumoa Street - B	82,403	2819 Mokumoa Street - B	Honolulu	HI
8.112	UBS AG	228 Mohonua Place	82,291	228 Mohonua Place	Honolulu	HI
8.113	UBS AG	2264 Pahounui Drive	82,068	2264 Pahounui Drive	Honolulu	HI
8.114	UBS AG	808 Ahua Street	81,956	808 Ahua Street	Honolulu	HI
8.115	UBS AG	2827 Kaihikapu Street	81,940	2827 Kaihikapu Street	Honolulu	HI
8.116	UBS AG	697 Ahua Street	81,876	697 Ahua Street	Honolulu	HI
8.117	UBS AG	2849 Kaihikapu Street	81,748	2849 Kaihikapu Street	Honolulu	HI
8.118	UBS AG	2831 Awaawaloa Street	81,492	2831 Awaawaloa Street	Honolulu	HI
8.119	UBS AG	2858 Kaihikapu Street	81,428	2858 Kaihikapu Street	Honolulu	HI
8.120	UBS AG	2276 Pahounui Drive	81,428	2276 Pahounui Drive	Honolulu	HI
8.121	UBS AG	2806 Kaihikapu Street	81,348	2806 Kaihikapu Street	Honolulu	HI
8.122	UBS AG	1052 Ahua Street	81,157	1052 Ahua Street	Honolulu	HI
8.123	UBS AG	2889 Mokumoa Street	80,917	2889 Mokumoa Street	Honolulu	HI
8.124	UBS AG	685 Ahua Street	80,757	685 Ahua Street	Honolulu	HI
8.125	UBS AG	2839 Mokumoa Street	80,454	2839 Mokumoa Street	Honolulu	HI
8.126	UBS AG	94-240 Pupuole Street	80,438	94-240 Pupuole Street	Honolulu	HI
8.127	UBS AG	2829 Kaihikapu Street - A	80,294	2829 Kaihikapu Street - A	Honolulu	HI
8.128	UBS AG	719 Ahua Street	80,150	719 Ahua Street	Honolulu	HI
8.129	UBS AG	2812 Awaawaloa Street	80,134	2812 Awaawaloa Street	Honolulu	HI
8.130	UBS AG	2927 Mokumoa Street	80,118	2927 Mokumoa Street	Honolulu	HI
8.131	UBS AG	197 Sand Island Access Road	80,038	197 Sand Island Access Road	Honolulu	HI
8.132	UBS AG	2844 Kaihikapu Street	79,734	2844 Kaihikapu Street	Honolulu	HI
8.133	UBS AG	2879 Mokumoa Street	79,479	2879 Mokumoa Street	Honolulu	HI
8.134	UBS AG	2135 Auiki Street	79,303	2135 Auiki Street	Honolulu	HI
8.135	UBS AG	855 Ahua Street	79,143	855 Ahua Street	Honolulu	HI
8.136	UBS AG	2122 Kaliawa Street	79,127	2122 Kaliawa Street	Honolulu	HI
8.137	UBS AG	2831 Kaihikapu Street	79,047	2831 Kaihikapu Street	Honolulu	HI
8.138	UBS AG	729 Ahua Street	78,983	729 Ahua Street	Honolulu	HI
8.139	UBS AG	739 Ahua Street	78,983	739 Ahua Street	Honolulu	HI
8.140	UBS AG	2833 Paa Street #2	77,241	2833 Paa Street #2	Honolulu	HI
8.141	UBS AG	2833 Paa Street	77,241	2833 Paa Street	Honolulu	HI
8.142	UBS AG	2815 Kaihikapu Street	75,563	2815 Kaihikapu Street	Honolulu	HI
8.143	UBS AG	1062 Kikowaena Place	75,467	1062 Kikowaena Place	Honolulu	HI
8.144	UBS AG	673 Ahua Street	74,940	673 Ahua Street	Honolulu	HI
8.145	UBS AG	2106 Kaliawa Street	74,684	2106 Kaliawa Street	Honolulu	HI
8.146	UBS AG	812 Mapunapuna Street	74,588	812 Mapunapuna Street	Honolulu	HI
8.147	UBS AG	2804 Kilihau Street	73,885	2804 Kilihau Street	Honolulu	HI
8.148	UBS AG	525 N. King Street	73,853	525 N. King Street	Honolulu	HI
8.149	UBS AG	204 Sand Island Access Road	73,693	204 Sand Island Access Road	Honolulu	HI
8.150	UBS AG	660 Ahua Street	73,677	660 Ahua Street	Honolulu	HI
8.151	UBS AG	218 Mohonua Place	73,469	218 Mohonua Place	Honolulu	HI
8.152	UBS AG	125 Puuhale Road	72,606	125 Puuhale Road	Honolulu	HI
8.153	UBS AG	645 Ahua Street	71,360	645 Ahua Street	Honolulu	HI
8.154	UBS AG	675 Mapunapuna Street	71,280	675 Mapunapuna Street	Honolulu	HI
8.155	UBS AG	659 Ahua Street	71,136	659 Ahua Street	Honolulu	HI
8.156	UBS AG	1055 Ahua Street	69,330	1055 Ahua Street	Honolulu	HI
8.157	UBS AG	944 Ahua Street	68,675	944 Ahua Street	Honolulu	HI
8.158	UBS AG	2019 Kahai Street	65,335	2019 Kahai Street	Honolulu	HI
8.159	UBS AG	2001 Kahai Street	62,809	2001 Kahai Street	Honolulu	HI
8.160	UBS AG	106 Puuhale	62,330	106 Puuhale Road	Honolulu	HI
8.161	UBS AG	2875 Paa Street	61,243	2875 Paa Street	Honolulu	HI
8.162	UBS AG	1024 Mapunapuna Street	60,460	1024 Mapunapuna Street	Honolulu	HI
8.163	UBS AG	2760 Kam Highway	59,245	2760 Kam Highway	Honolulu	HI
8.164	UBS AG	2635 Waiwai Loop A	57,999	2635 Waiwai Loop A	Honolulu	HI
8.165	UBS AG	2635 Waiwai Loop B	57,903	2635 Waiwai Loop B	Honolulu	HI
8.166	UBS AG	2836 Awaawaloa Street	57,216	2836 Awaawaloa Street	Honolulu	HI
8.167	UBS AG	609 Ahua Street	56,049	609 Ahua Street	Honolulu	HI
8.168	UBS AG	905 Ahua Street	55,042	905 Ahua Street	Honolulu	HI
8.169	UBS AG	2110 Auiki Street	54,403	2110 Auiki Street	Honolulu	HI
8.170	UBS AG	140 Puuhale Road	52,613	140 Puuhale Road	Honolulu	HI
8.171	UBS AG	2139 Kaliawa Street	52,069	2139 Kaliawa Street	Honolulu	HI
8.172	UBS AG	231 Sand Island Access Road	50,727	231 Sand Island Access Road	Honolulu	HI
8.173	UBS AG	2140 Kaliawa Street	46,683	2140 Kaliawa Street	Honolulu	HI
8.174	UBS AG	33 S. Vineyard Boulevard	45,788	33 S. Vineyard Boulevard	Honolulu	HI
8.175	UBS AG	970 Ahua Street	42,752	970 Ahua Street	Honolulu	HI
8.176	UBS AG	960 Ahua Street	39,987	960 Ahua Street	Honolulu	HI
8.177	UBS AG	1045 Mapunapuna Street	36,950	1045 Mapunapuna Street	Honolulu	HI

UBS 2019-C16: Mortgage Loan Schedule

Mortgage Loan Number	Mortgage Loan Seller	Property Name	Cut-off Date Balance	Address	City	State	Origination Date	Maturity Date or Anticipated Repayment Date	Gross Mortgage Rate	Original Term to Maturity or ARD	Remaining Term to Maturity or ARD	Amortization Type	Original Amortization Term	ARD
8.178	UBS AG	165 Sand Island Access Road	35,576	165 Sand Island Access Road	Honolulu	HI
8.179	UBS AG	2839 Kilihau Street	34,297	2839 Kilihau Street	Honolulu	HI
8.180	UBS AG	2829 Kilihau Street	34,218	2829 Kilihau Street	Honolulu	HI
8.181	UBS AG	2833 Kilihau Street	34,106	2833 Kilihau Street	Honolulu	HI
8.182	UBS AG	2821 Kilihau Street	32,843	2821 Kilihau Street	Honolulu	HI
8.183	UBS AG	2808 Kam Highway	32,396	2808 Kam Highway	Honolulu	HI
8.184	UBS AG	2815 Kilihau Street	30,158	2815 Kilihau Street	Honolulu	HI
8.185	UBS AG	2850 Awaawaloa Street	23,382	2850 Awaawaloa Street	Honolulu	HI
8.186	UBS AG	846 Ala Lilikoi Boulevard B	14,528	846 Ala Lilikoi Boulevard B	Honolulu	HI
11	UBS AG	1515 N. Flagler Drive	22,165,000	1515 North Flagler Drive	West Palm Beach	FL	1/24/2019	2/6/2029	5.115500%	120	118	Full IO	0	No
14	UBS AG	Cable Park	18,200,000	8861 Greenback Lane	Orangevale	CA	12/10/2018	1/6/2029	5.410000%	120	117	Partial IO	360	No
15	UBS AG	Kyle Crossing	18,100,000	5100 - 5167 Kyle Center Drive	Kyle	TX	12/14/2018	1/6/2029	5.463000%	120	117	Full IO	0	No
17	UBS AG	Lakewood Center	13,675,000	8852 Lakewood Drive	Windsor	CA	12/10/2018	1/6/2029	5.440000%	120	117	Partial IO	360	No
18	UBS AG	Trumbull and Porter Hotel - Detroit	13,088,285	1331 Trumbull Street	Detroit	MI	3/6/2019	3/6/2029	5.706000%	120	119	Amortizing	360	No
21	UBS AG	Hampden Center	12,216,949	4810-4950 Carlisle Pike	Mechanicsburg	PA	2/6/2019	2/6/2029	4.650000%	120	118	Amortizing	360	No
22	UBS AG	Village Marketplace	7,800,000	5015 Okeechobee Boulevard	West Palm Beach	FL	1/10/2019	1/6/2029	5.300000%	120	117	Partial IO	360	No
23	UBS AG	Turnpike Plaza	4,100,000	5922 Okeechobee Boulevard	West Palm Beach	FL	1/10/2019	1/6/2029	5.300000%	120	117	Partial IO	360	No
25	UBS AG	The Crossings Shopping Center	9,206,430	5200-5260 Oaklawn Boulevard	Hopewell	VA	1/10/2019	1/6/2029	4.980000%	120	117	Amortizing	360	No
27	UBS AG	Elk Park Village	9,000,000	9606 - 9679 East Stockton Boulevard	Elk Grove	CA	3/11/2019	3/6/2029	5.300000%	120	119	Partial IO	360	No
30	UBS AG	16300 Roscoe Blvd	8,212,519	16300-16380 Roscoe Boulevard	Van Nuys	CA	11/21/2018	12/6/2028	5.168500%	120	116	Amortizing	360	No
31	UBS AG	Holiday Inn - Battle Creek	7,743,320	12812 Harper Village Drive	Battle Creek	MI	3/6/2019	3/6/2029	5.850000%	120	119	Amortizing	360	No
32	UBS AG	Village Shoppes at Creekside	7,700,000	860 Duluth Highway	Lawrenceville	GA	1/10/2019	1/6/2029	5.127400%	120	117	Partial IO	360	No
33	UBS AG	Bella Vista Village Apartments	7,492,849	110 Northwest 39th Avenue	Gainesville	FL	3/11/2019	3/6/2029	5.450000%	120	119	Amortizing	360	No
36	UBS AG	Park Entrance Apartments	7,000,000	820-832 Park Entrance Place	O’Fallon	IL	2/5/2019	2/6/2029	5.100000%	120	118	Partial IO	360	No
38	UBS AG	Sidney Baker Apartments	5,700,000	1405 Sidney Baker Street	Kerrville	TX	2/15/2019	3/6/2029	5.250000%	120	119	Partial IO	360	No
39	UBS AG	Regency Place	5,693,639	1900, 1901, 1910, 1911, 1920, 1921, 1930, 1931, 1940, 1941, 1951, 1961, & 1971 Chene Court	Detroit	MI	2/19/2019	3/6/2029	4.790000%	120	119	Amortizing	360	No
40	UBS AG	Country Inn - Smithfield	5,667,242	250 North Equity Drive	Smithfield	NC	2/27/2019	3/6/2029	5.644000%	120	119	Amortizing	300	No
44	UBS AG	Wisteria Court Apartments	4,500,000	1451-1462 Wisteria Court	Swansea	IL	2/5/2019	2/6/2029	5.100000%	120	118	Partial IO	360	No
45	UBS AG	Westchester Towers	4,195,106	35700 East Michigan Avenue	Wayne	MI	3/1/2019	3/6/2029	4.600000%	120	119	Amortizing	360	No
47	UBS AG	Shoppes at Gloucester	3,887,609	6583 Market Drive	Gloucester	VA	12/21/2018	1/6/2029	5.700000%	120	117	Amortizing	360	No
48	UBS AG	5150 North State Road 7	3,800,000	5150 North State Road 7	Fort Lauderdale	FL	3/11/2019	4/6/2029	5.361000%	120	120	Amortizing	360	No

UBS 2019-C16: Mortgage Loan Schedule

Mortgage Loan Number	Mortgage Loan Seller	Property Name	Master & Primary Servicing Fee Rate (%)	Sub-Servicer Fee Rate (%)
1	UBS AG	The Colonnade Office Complex	0.001250%	0.001250%
3	UBS AG	SkyLoft Austin	0.002500%	0.000000%
4	UBS AG	Southern Motion Industrial Portfolio	0.002500%	0.000000%
4.01	UBS AG	1 Fashion Way
4.02	UBS AG	298 Henry Southern Drive
4.03	UBS AG	957 Pontotoc County Ind Pkwy
4.04	UBS AG	195 Henry Southern Drive
4.05	UBS AG	370 Henry Southern Drive
4.06	UBS AG	161 Prestige Drive
5	UBS AG	Great Value Storage Portfolio	0.002500%	0.000000%
5.01	UBS AG	GVS - 6250 Westward Lane
5.02	UBS AG	GVS - 1223, 1235, 1431, 1441, 1451, 1491, 1527, 1543 & 1559 North Nellis Boulevard
5.03	UBS AG	GVS - 9530 Skillman Street
5.04	UBS AG	GVS - 4311 Samuell Boulevard
5.05	UBS AG	GVS - 9010 Emmett F Lowry Expressway
5.06	UBS AG	GVS - 9984 South Old State Road
5.07	UBS AG	GVS - 10640 Hempstead Road
5.08	UBS AG	GVS - 7273 Kearney Street and 6345 East 78th Avenue
5.09	UBS AG	GVS - 4641 Production Drive
5.10	UBS AG	GVS - 920 Highway 80 East
5.11	UBS AG	GVS - 2202 North Market Street
5.12	UBS AG	GVS - 111 North Layfair Drive
5.13	UBS AG	GVS - 435 Congress Park Drive
5.14	UBS AG	GVS - 765 South Street
5.15	UBS AG	GVS - 410 Gulf Freeway
5.16	UBS AG	GVS - 5199 Westerville Road
5.17	UBS AG	GVS - 2502 Bay Street
5.18	UBS AG	GVS - 1710 North Cunningham Avenue
5.19	UBS AG	GVS - 7821 Taylor Road
5.20	UBS AG	GVS - 9600 Marion Ridge
5.21	UBS AG	GVS - 4901 South Freeway
5.22	UBS AG	GVS - 15300 Kuykendahl Road
5.23	UBS AG	GVS - 9951 Harwin Road
5.24	UBS AG	GVS - 2033 Oak Grove Road
5.25	UBS AG	GVS - 11702 Beechnut Street
5.26	UBS AG	GVS - 13825 FM 306
5.27	UBS AG	GVS - 5550 Antoine Drive
5.28	UBS AG	GVS - 580 East Dublin Granville Road
5.29	UBS AG	GVS - 7986 Southern Boulevard
5.30	UBS AG	GVS - 1330 Georgesville Road
5.31	UBS AG	GVS - 123 South Meridian Road
5.32	UBS AG	GVS - 3380 North Post Road
5.33	UBS AG	GVS - 2150 Wirt Road
5.34	UBS AG	GVS - 5301 Tamarack Circle East
5.35	UBS AG	GVS - 443 Laredo Street
5.36	UBS AG	GVS - 1661 and 1670 West Government Street
5.37	UBS AG	GVS - 8450 Cook Road
5.38	UBS AG	GVS - 613 North Freeway
5.39	UBS AG	GVS - 10601 West Fairmont Parkway
5.40	UBS AG	GVS - 7200 Tussing Road
5.41	UBS AG	GVS - 14318 Highway 249
5.42	UBS AG	GVS - 1910 25th Avenue North
5.43	UBS AG	GVS - 8501 North Springboro Pike
5.44	UBS AG	GVS - 4145 State Route 741
5.45	UBS AG	GVS - 1961 Covington Pike
5.46	UBS AG	GVS - 3785 Shiloh Springs Road
5.47	UBS AG	GVS - 1585 Lexington Avenue
5.48	UBS AG	GVS - 1594 Route 9G
5.49	UBS AG	GVS - 8320 Alabonson Road
5.50	UBS AG	GVS - 10013 FM 620
5.51	UBS AG	GVS - 426 North Smithville Road
5.52	UBS AG	GVS - 60 Westpark Road
5.53	UBS AG	GVS - 2407 South U.S. Highway 183
5.54	UBS AG	GVS - 5811 North Houston Rosslyn Road
5.55	UBS AG	GVS - 3412 Garth Road
5.56	UBS AG	GVS - 941 Fairmont Parkway
5.57	UBS AG	GVS - 632 Timkin Road
5.58	UBS AG	GVS - 8801 Boone Road
5.59	UBS AG	GVS - 3951 Highway 78
5.60	UBS AG	GVS - 16905 Indian Chief Drive
5.61	UBS AG	GVS - 16530 West Hardy Road
5.62	UBS AG	GVS - 4806 Marie Lane
5.63	UBS AG	GVS - 1151 East Expressway 83
5.64	UBS AG	GVS - 7116 South IH-35 Frontage Road
6	UBS AG	FIGO Multi-State MF Portfolio II	0.002500%	0.000000%
6.01	UBS AG	Woodlands - Streetsboro
6.02	UBS AG	West of Eastland
6.03	UBS AG	Valleybrook
6.04	UBS AG	Springwood
6.05	UBS AG	Sherbrook - Indianapolis
6.06	UBS AG	Link Terrace
6.07	UBS AG	Stonehenge
7	UBS AG	Heartland Dental Medical Office Portfolio	0.001250%	0.001250%
7.001	UBS AG	Heartland Dental Medical Office Portfolio - 1200 Network Centre Drive
7.002	UBS AG	Heartland Dental Medical Office Portfolio - 9150 North East Barry Road
7.003	UBS AG	Heartland Dental Medical Office Portfolio - 11925 Jones Bridge Road

UBS 2019-C16: Mortgage Loan Schedule

Mortgage Loan Number	Mortgage Loan Seller	Property Name	Master & Primary Servicing Fee Rate (%)	Sub-Servicer Fee Rate (%)
7.004	UBS AG	Heartland Dental Medical Office Portfolio - 200 Brevco Plaza
7.005	UBS AG	Heartland Dental Medical Office Portfolio - 1760 West Virginia Street
7.006	UBS AG	Heartland Dental Medical Office Portfolio - 117 St. Patrick’s Drive
7.007	UBS AG	Heartland Dental Medical Office Portfolio - 1647 County Road 220
7.008	UBS AG	Heartland Dental Medical Office Portfolio - 3500 East Highway 377
7.009	UBS AG	Heartland Dental Medical Office Portfolio - 4112 North Belt Highway
7.010	UBS AG	Heartland Dental Medical Office Portfolio - 3009 Winghaven Boulevard
7.011	UBS AG	Heartland Dental Medical Office Portfolio - 2202 Althoff Drive
7.012	UBS AG	Heartland Dental Medical Office Portfolio - 3820 Wabash Avenue
7.013	UBS AG	Heartland Dental Medical Office Portfolio - 561 East Lincoln Highway
7.014	UBS AG	Heartland Dental Medical Office Portfolio - 508 South 52nd Street
7.015	UBS AG	Heartland Dental Medical Office Portfolio - 1025 Ashley Street
7.016	UBS AG	Heartland Dental Medical Office Portfolio - 440 Erie Parkway
7.017	UBS AG	Heartland Dental Medical Office Portfolio - 1381 Citrus Tower Boulevard
7.018	UBS AG	Heartland Dental Medical Office Portfolio - 1751 Pleasant Road
7.019	UBS AG	Heartland Dental Medical Office Portfolio - 9625 Lake Nona Village Place
7.020	UBS AG	Heartland Dental Medical Office Portfolio - 615 Saint James Avenue
7.021	UBS AG	Heartland Dental Medical Office Portfolio - 13816 Narcoossee Road
7.022	UBS AG	Heartland Dental Medical Office Portfolio - 1695 Wells Road
7.023	UBS AG	Heartland Dental Medical Office Portfolio - 4355 Suwanee Dam Road
7.024	UBS AG	Heartland Dental Medical Office Portfolio - 7310 North Villa Drive
7.025	UBS AG	Heartland Dental Medical Office Portfolio - 299A Indian Lake Boulevard
7.026	UBS AG	Heartland Dental Medical Office Portfolio - 2455 East Main Street
7.027	UBS AG	Heartland Dental Medical Office Portfolio - 630 East Markey Parkway
7.028	UBS AG	Heartland Dental Medical Office Portfolio - 1613 East Pflugerville Parkway
7.029	UBS AG	Heartland Dental Medical Office Portfolio - 782 Belle Terre Parkway
7.030	UBS AG	Heartland Dental Medical Office Portfolio - 11890 Highway 707
7.031	UBS AG	Heartland Dental Medical Office Portfolio - 7551 Osceola Polk Line Road
7.032	UBS AG	Heartland Dental Medical Office Portfolio - 100 Piper Hill Drive
7.033	UBS AG	Heartland Dental Medical Office Portfolio - 8624 Lee Vista Boulevard
7.034	UBS AG	Heartland Dental Medical Office Portfolio - 149 Tuscan Way
7.035	UBS AG	Heartland Dental Medical Office Portfolio - 2740 Prairie Crossing Drive
7.036	UBS AG	Heartland Dental Medical Office Portfolio - 2066 Bruce B. Downs Boulevard
7.037	UBS AG	Heartland Dental Medical Office Portfolio - 209 Latitude Lane
7.038	UBS AG	Heartland Dental Medical Office Portfolio - 4608 South West College Road
7.039	UBS AG	Heartland Dental Medical Office Portfolio - 1315 Bell Road
7.040	UBS AG	Heartland Dental Medical Office Portfolio - 4237 U.S. Highway 1 South
7.041	UBS AG	Heartland Dental Medical Office Portfolio - 1521 East Debbie Lane
7.042	UBS AG	Heartland Dental Medical Office Portfolio - 3152 South Broadway
7.043	UBS AG	Heartland Dental Medical Office Portfolio - 8701 South Garnett Road
7.044	UBS AG	Heartland Dental Medical Office Portfolio - 450 South Weber Road
7.045	UBS AG	Heartland Dental Medical Office Portfolio - 840 Nissan Drive
7.046	UBS AG	Heartland Dental Medical Office Portfolio - 12222 Route 47
7.047	UBS AG	Heartland Dental Medical Office Portfolio - 3415 Livernois Road
7.048	UBS AG	Heartland Dental Medical Office Portfolio - 5309 Buffalo Gap Road
7.049	UBS AG	Heartland Dental Medical Office Portfolio - 8190 Windfall Lane
7.050	UBS AG	Heartland Dental Medical Office Portfolio - 2620 East Highway 50
7.051	UBS AG	Heartland Dental Medical Office Portfolio - 10670 Southwest Tradition Square
7.052	UBS AG	Heartland Dental Medical Office Portfolio - 4939 Courthouse Street
7.053	UBS AG	Heartland Dental Medical Office Portfolio - 2301 Old Canoe Creek Road
7.054	UBS AG	Heartland Dental Medical Office Portfolio - 507 North Hershey Road
7.055	UBS AG	Heartland Dental Medical Office Portfolio - 242 Southwoods Center
7.056	UBS AG	Heartland Dental Medical Office Portfolio - 3016 Columbia Avenue
7.057	UBS AG	Heartland Dental Medical Office Portfolio - 4120 North 197th Avenue
7.058	UBS AG	Heartland Dental Medical Office Portfolio - 13794 Beach Boulevard
7.059	UBS AG	Heartland Dental Medical Office Portfolio - 3037 Southwest Port St. Lucie Boulevard
7.060	UBS AG	Heartland Dental Medical Office Portfolio - 1840 Dekalb Avenue
7.061	UBS AG	Heartland Dental Medical Office Portfolio - 9100 Highway 119
7.062	UBS AG	Heartland Dental Medical Office Portfolio - 42 Market Square Road
7.063	UBS AG	Heartland Dental Medical Office Portfolio - 2707 Sycamore Road
7.064	UBS AG	Heartland Dental Medical Office Portfolio - 2014 Lime Kiln Road
7.065	UBS AG	Heartland Dental Medical Office Portfolio - 103 Farabee Drive North
7.066	UBS AG	Heartland Dental Medical Office Portfolio - 4999 North Tanner Road
7.067	UBS AG	Heartland Dental Medical Office Portfolio - 674 Lake Joy Road
7.068	UBS AG	Heartland Dental Medical Office Portfolio - 1828 IN-44
7.069	UBS AG	Heartland Dental Medical Office Portfolio - 2950 South Rutherford Boulevard
7.070	UBS AG	Heartland Dental Medical Office Portfolio - 545 East Hunt Highway
7.071	UBS AG	Heartland Dental Medical Office Portfolio - 17810 Pierce Plaza
7.072	UBS AG	Heartland Dental Medical Office Portfolio - 5445 South Williamson Boulevard
7.073	UBS AG	Heartland Dental Medical Office Portfolio - 780 East-West Connector South West
7.074	UBS AG	Heartland Dental Medical Office Portfolio - 16620 West 159th Street
7.075	UBS AG	Heartland Dental Medical Office Portfolio - 13851 North US Highway 441
7.076	UBS AG	Heartland Dental Medical Office Portfolio - 3120 Mahan Drive
7.077	UBS AG	Heartland Dental Medical Office Portfolio - 2000 Veterans Memorial Parkway South
7.078	UBS AG	Heartland Dental Medical Office Portfolio - 1402 U.S. Route 12
7.079	UBS AG	Heartland Dental Medical Office Portfolio - 1776 Blanding Boulevard
7.080	UBS AG	Heartland Dental Medical Office Portfolio - 3012 Anchor Drive
7.081	UBS AG	Heartland Dental Medical Office Portfolio - 1715 West Main Street
7.082	UBS AG	Heartland Dental Medical Office Portfolio - 10389 Big Bend Road
7.083	UBS AG	Heartland Dental Medical Office Portfolio - 7103 Whitestown Parkway
7.084	UBS AG	Heartland Dental Medical Office Portfolio - 2751 Fountain Place
7.085	UBS AG	Heartland Dental Medical Office Portfolio - 2030 Crossing Circle
7.086	UBS AG	Heartland Dental Medical Office Portfolio - 13101 East 96th Street North
7.087	UBS AG	Heartland Dental Medical Office Portfolio - 692 Essington Road
7.088	UBS AG	Heartland Dental Medical Office Portfolio - 240 Blossom Park Drive
7.089	UBS AG	Heartland Dental Medical Office Portfolio - 6005 Watson Boulevard

UBS 2019-C16: Mortgage Loan Schedule

Mortgage Loan Number	Mortgage Loan Seller	Property Name	Master & Primary Servicing Fee Rate (%)	Sub-Servicer Fee Rate (%)
7.090	UBS AG	Heartland Dental Medical Office Portfolio - 3237 Sixes Road
7.091	UBS AG	Heartland Dental Medical Office Portfolio - 4030 Winder Highway
7.092	UBS AG	Heartland Dental Medical Office Portfolio - 8605 East State Road 70
7.093	UBS AG	Heartland Dental Medical Office Portfolio - 540 West Walnut Street
7.094	UBS AG	Heartland Dental Medical Office Portfolio - 5630 Plank Road
7.095	UBS AG	Heartland Dental Medical Office Portfolio - 10505 Lima Road
7.096	UBS AG	Heartland Dental Medical Office Portfolio - 7485 Vanderbilt Beach Boulevard
7.097	UBS AG	Heartland Dental Medical Office Portfolio - 2701 South Koke Mill Road
7.098	UBS AG	Heartland Dental Medical Office Portfolio - 22329 Greenview Parkway
7.099	UBS AG	Heartland Dental Medical Office Portfolio - 25000 Bernwood Drive
7.100	UBS AG	Heartland Dental Medical Office Portfolio - 3500 Clemson Boulevard
7.101	UBS AG	Heartland Dental Medical Office Portfolio - 2222 Highway 540A East
7.102	UBS AG	Heartland Dental Medical Office Portfolio - 1055 Pine Log Road
7.103	UBS AG	Heartland Dental Medical Office Portfolio - 4315 North Holland Sylvania Road
7.104	UBS AG	Heartland Dental Medical Office Portfolio - 21300 Town Commons Drive
7.105	UBS AG	Heartland Dental Medical Office Portfolio - 1905 Convenience Place
7.106	UBS AG	Heartland Dental Medical Office Portfolio - 3308 Platt Springs Road
7.107	UBS AG	Heartland Dental Medical Office Portfolio - 132 Milestone Way
7.108	UBS AG	Heartland Dental Medical Office Portfolio - 1429 Chester Boulevard
7.109	UBS AG	Heartland Dental Medical Office Portfolio - 1339 North Sumter Boulevard
7.110	UBS AG	Heartland Dental Medical Office Portfolio - 1536 Farm to Market 359 Road
7.111	UBS AG	Heartland Dental Medical Office Portfolio - 3585 North 168th Court
7.112	UBS AG	Heartland Dental Medical Office Portfolio - 1980 U.S. Highway 1 South
7.113	UBS AG	Heartland Dental Medical Office Portfolio - 13328 Metcalf Avenue
7.114	UBS AG	Heartland Dental Medical Office Portfolio - 826 West Lincoln Avenue
7.115	UBS AG	Heartland Dental Medical Office Portfolio - 1515 West 45th Avenue
7.116	UBS AG	Heartland Dental Medical Office Portfolio - 1012 Mill Pond Lane
7.117	UBS AG	Heartland Dental Medical Office Portfolio - 621 Chatham Avenue
7.118	UBS AG	Heartland Dental Medical Office Portfolio - 24940 South Tamiami Trail
7.119	UBS AG	Heartland Dental Medical Office Portfolio - 609 Front Street
7.120	UBS AG	Heartland Dental Medical Office Portfolio - 6190 LBJ Freeway
7.121	UBS AG	Heartland Dental Medical Office Portfolio - 3417 Schofield Avenue
7.122	UBS AG	Heartland Dental Medical Office Portfolio - 330 Park Place
7.123	UBS AG	Heartland Dental Medical Office Portfolio - 1490 North Green Mount Road
7.124	UBS AG	Heartland Dental Medical Office Portfolio - 213 Main Street
7.125	UBS AG	Heartland Dental Medical Office Portfolio - 11119 Hearth Road
7.126	UBS AG	Heartland Dental Medical Office Portfolio - 2362 West Boulevard Street
7.127	UBS AG	Heartland Dental Medical Office Portfolio - 2812 East Main Street
7.128	UBS AG	Heartland Dental Medical Office Portfolio - 1202 South Broad Street
7.129	UBS AG	Heartland Dental Medical Office Portfolio - 8790 Walnut Grove Road
7.130	UBS AG	Heartland Dental Medical Office Portfolio - 10708 East State Road 64
7.131	UBS AG	Heartland Dental Medical Office Portfolio - 2184 FM 3009
7.132	UBS AG	Heartland Dental Medical Office Portfolio - 2210 Boiling Springs Road
7.133	UBS AG	Heartland Dental Medical Office Portfolio - 3105 Kirby Whitten Road
7.134	UBS AG	Heartland Dental Medical Office Portfolio - 716 32nd Street South
7.135	UBS AG	Heartland Dental Medical Office Portfolio - 1010 West U.S. Route 6
7.136	UBS AG	Heartland Dental Medical Office Portfolio - 935 West Exchange Parkway
7.137	UBS AG	Heartland Dental Medical Office Portfolio - 3608 Jeffco Boulevard
7.138	UBS AG	Heartland Dental Medical Office Portfolio - 998 Williford Court
7.139	UBS AG	Heartland Dental Medical Office Portfolio - 4405 Highway 17
7.140	UBS AG	Heartland Dental Medical Office Portfolio - 3003 Twin Rivers Drive
7.141	UBS AG	Heartland Dental Medical Office Portfolio - 12260 Tamiami Trail East
7.142	UBS AG	Heartland Dental Medical Office Portfolio - 1405 South 25th Street
7.143	UBS AG	Heartland Dental Medical Office Portfolio - 12605 Troxler Avenue
7.144	UBS AG	Heartland Dental Medical Office Portfolio - 122 Stone Trace Drive
7.145	UBS AG	Heartland Dental Medical Office Portfolio - 4455 Florida National Drive
7.146	UBS AG	Heartland Dental Medical Office Portfolio - 3645 North Council Road
7.147	UBS AG	Heartland Dental Medical Office Portfolio - 9305 Market Square Drive
7.148	UBS AG	Heartland Dental Medical Office Portfolio - 3420 Bayside Lakes Boulevard Southeast
7.149	UBS AG	Heartland Dental Medical Office Portfolio - 309 West Ogden Avenue
7.150	UBS AG	Heartland Dental Medical Office Portfolio - 456 University Boulevard North
7.151	UBS AG	Heartland Dental Medical Office Portfolio - 1316 McMillan Street
7.152	UBS AG	Heartland Dental Medical Office Portfolio - 6233 Veterans Parkway
7.153	UBS AG	Heartland Dental Medical Office Portfolio - 116 Calumet Center Road
7.154	UBS AG	Heartland Dental Medical Office Portfolio - 828 South Main Street
7.155	UBS AG	Heartland Dental Medical Office Portfolio - 7200 Red Hawk Court
7.156	UBS AG	Heartland Dental Medical Office Portfolio - 303 Ashby Park Lane
7.157	UBS AG	Heartland Dental Medical Office Portfolio - 3106 Professional Plaza
7.158	UBS AG	Heartland Dental Medical Office Portfolio - 1950 Chesley Drive
7.159	UBS AG	Heartland Dental Medical Office Portfolio - 104 South Houston Road
7.160	UBS AG	Heartland Dental Medical Office Portfolio - 103 East Tatum Avenue
7.161	UBS AG	Heartland Dental Medical Office Portfolio - 165 Juniper Circle
7.162	UBS AG	Heartland Dental Medical Office Portfolio - 135 East Broadway Street
7.163	UBS AG	Heartland Dental Medical Office Portfolio - 9360 Two Notch Road
7.164	UBS AG	Heartland Dental Medical Office Portfolio - 12988 Georgia Highway 9
7.165	UBS AG	Heartland Dental Medical Office Portfolio - 5 Jannell Court
7.166	UBS AG	Heartland Dental Medical Office Portfolio - 1617 East Main Street
7.167	UBS AG	Heartland Dental Medical Office Portfolio - 2116 Vista Oeste North West, Unit 202
7.168	UBS AG	Heartland Dental Medical Office Portfolio - 50 South Kyrene Road, Suite 5
7.169	UBS AG	Heartland Dental Medical Office Portfolio - 101 Rice Bent Way Suite 4
8	UBS AG	ILPT Hawaii Portfolio	0.001250%	0.001250%
8.001	UBS AG	2810 Pukoloa Street
8.002	UBS AG	1360 Pali Highway
8.003	UBS AG	1001 Ahua Street
8.004	UBS AG	848 Ala Lilikoi Boulevard A
8.005	UBS AG	2850 Paa Street

UBS 2019-C16: Mortgage Loan Schedule

Mortgage Loan Number	Mortgage Loan Seller	Property Name	Master & Primary Servicing Fee Rate (%)	Sub-Servicer Fee Rate (%)
8.006	UBS AG	949 Mapunapuna Street
8.007	UBS AG	2828 Paa Street
8.008	UBS AG	80 Sand Island Access Road
8.009	UBS AG	1030 Mapunapuna Street
8.010	UBS AG	150 Puuhale Road
8.011	UBS AG	2344 Pahounui Drive
8.012	UBS AG	120 Sand Island Access Rd
8.013	UBS AG	1122 Mapunapuna Street
8.014	UBS AG	2915 Kaihikapu Street
8.015	UBS AG	819 Ahua Street
8.016	UBS AG	2144 Auiki St
8.017	UBS AG	1027 Kikowaena Place
8.018	UBS AG	1931 Kahai Street
8.019	UBS AG	148 Mokauea Street
8.020	UBS AG	2886 Paa Street
8.021	UBS AG	2838 Kilihau Street
8.022	UBS AG	803 Ahua Street
8.023	UBS AG	220 Puuhale Road
8.024	UBS AG	930 Mapunapuna Street
8.025	UBS AG	2103 Kaliawa Street
8.026	UBS AG	2969 Mapunapuna Street
8.027	UBS AG	158 Sand Island Access Road
8.028	UBS AG	1926 Auiki St
8.029	UBS AG	113 Puuhale Road
8.030	UBS AG	2250 Pahounui Drive
8.031	UBS AG	733 Mapunapuna Street
8.032	UBS AG	761 Ahua Street
8.033	UBS AG	918 Ahua Street
8.034	UBS AG	180 Sand Island Access Road
8.035	UBS AG	2829 Awaawaloa Street
8.036	UBS AG	120 Mokauea
8.037	UBS AG	2861 Mokumoa Street
8.038	UBS AG	2826 Kaihikapu Street
8.039	UBS AG	179 Sand Island Access Road
8.040	UBS AG	855 Mapunapuna Street
8.041	UBS AG	2308 Pahounui Drive
8.042	UBS AG	619 Mapunapuna Street
8.043	UBS AG	2846-A Awaawaloa Street
8.044	UBS AG	238 Sand Island Access Road
8.045	UBS AG	704 Mapunapuna Street
8.046	UBS AG	120B Mokauea St
8.047	UBS AG	1150 Kikowaena Street
8.048	UBS AG	2127 Auiki Street
8.049	UBS AG	2810 Paa Street
8.050	UBS AG	2841 Pukoloa Street
8.051	UBS AG	1000 Mapunapuna Street
8.052	UBS AG	2829 Pukoloa Street
8.053	UBS AG	889 Ahua Street
8.054	UBS AG	2819 Pukoloa Street
8.055	UBS AG	1038 Kikowaena Place
8.056	UBS AG	2965 Mokumoa Street
8.057	UBS AG	850 Ahua Street
8.058	UBS AG	1330 Pali Highway
8.059	UBS AG	2855 Pukoloa Street
8.060	UBS AG	2865 Pukoloa Street
8.061	UBS AG	789 Mapunapuna Street
8.062	UBS AG	2960 Mokumoa Street
8.063	UBS AG	231B Sand Island Access Road
8.064	UBS AG	2020 Auiki Street
8.065	UBS AG	2857 Awaawaloa Street
8.066	UBS AG	1050 Kikowaena Place
8.067	UBS AG	2850 Mokumoa Street
8.068	UBS AG	2840 Mokumoa Street
8.069	UBS AG	2830 Mokumoa Street
8.070	UBS AG	960 Mapunapuna Street
8.071	UBS AG	125B Puuhale Road
8.072	UBS AG	2809 Kaihikapu Street
8.073	UBS AG	212 Mohonua Place
8.074	UBS AG	692 Mapunapuna Street
8.075	UBS AG	1024 Kikowaena Place
8.076	UBS AG	669 Ahua Street
8.077	UBS AG	215 Puuhale Road
8.078	UBS AG	142 Mokauea St
8.079	UBS AG	2847 Awaawaloa Street
8.080	UBS AG	2816 Awaawaloa Street
8.081	UBS AG	2928 Kaihikapu Street - B
8.082	UBS AG	2864 Mokumoa Street
8.083	UBS AG	770 Mapunapuna Street
8.084	UBS AG	151 Puuhale Road
8.085	UBS AG	207 Puuhale Road
8.086	UBS AG	2970 Mokumoa Street
8.087	UBS AG	2868 Kaihikapu Street
8.088	UBS AG	2908 Kaihikapu Street
8.089	UBS AG	2814 Kilihau Street
8.090	UBS AG	759 Puuloa Road
8.091	UBS AG	659 Puuloa Road

UBS 2019-C16: Mortgage Loan Schedule

Mortgage Loan Number	Mortgage Loan Seller	Property Name	Master & Primary Servicing Fee Rate (%)	Sub-Servicer Fee Rate (%)
8.092	UBS AG	667 Puuloa Road
8.093	UBS AG	679 Puuloa Road
8.094	UBS AG	689 Puuloa Road
8.095	UBS AG	950 Mapunapuna Street
8.096	UBS AG	822 Mapunapuna Street
8.097	UBS AG	842 Mapunapuna Street
8.098	UBS AG	214 Sand Island Access Rd
8.099	UBS AG	709 Ahua Street
8.100	UBS AG	766 Mapunapuna Street
8.101	UBS AG	830 Mapunapuna Street
8.102	UBS AG	2855 Kaihikapu Street
8.103	UBS AG	865 Ahua Street
8.104	UBS AG	852 Mapunapuna Street
8.105	UBS AG	2906 Kaihikapu Street
8.106	UBS AG	2879 Paa Street
8.107	UBS AG	702 Ahua Street
8.108	UBS AG	2864 Awaawaloa Street
8.109	UBS AG	2819 Mokumoa Street - A
8.110	UBS AG	2869 Mokumoa Street
8.111	UBS AG	2819 Mokumoa Street - B
8.112	UBS AG	228 Mohonua Place
8.113	UBS AG	2264 Pahounui Drive
8.114	UBS AG	808 Ahua Street
8.115	UBS AG	2827 Kaihikapu Street
8.116	UBS AG	697 Ahua Street
8.117	UBS AG	2849 Kaihikapu Street
8.118	UBS AG	2831 Awaawaloa Street
8.119	UBS AG	2858 Kaihikapu Street
8.120	UBS AG	2276 Pahounui Drive
8.121	UBS AG	2806 Kaihikapu Street
8.122	UBS AG	1052 Ahua Street
8.123	UBS AG	2889 Mokumoa Street
8.124	UBS AG	685 Ahua Street
8.125	UBS AG	2839 Mokumoa Street
8.126	UBS AG	94-240 Pupuole Street
8.127	UBS AG	2829 Kaihikapu Street - A
8.128	UBS AG	719 Ahua Street
8.129	UBS AG	2812 Awaawaloa Street
8.130	UBS AG	2927 Mokumoa Street
8.131	UBS AG	197 Sand Island Access Road
8.132	UBS AG	2844 Kaihikapu Street
8.133	UBS AG	2879 Mokumoa Street
8.134	UBS AG	2135 Auiki Street
8.135	UBS AG	855 Ahua Street
8.136	UBS AG	2122 Kaliawa Street
8.137	UBS AG	2831 Kaihikapu Street
8.138	UBS AG	729 Ahua Street
8.139	UBS AG	739 Ahua Street
8.140	UBS AG	2833 Paa Street #2
8.141	UBS AG	2833 Paa Street
8.142	UBS AG	2815 Kaihikapu Street
8.143	UBS AG	1062 Kikowaena Place
8.144	UBS AG	673 Ahua Street
8.145	UBS AG	2106 Kaliawa Street
8.146	UBS AG	812 Mapunapuna Street
8.147	UBS AG	2804 Kilihau Street
8.148	UBS AG	525 N. King Street
8.149	UBS AG	204 Sand Island Access Road
8.150	UBS AG	660 Ahua Street
8.151	UBS AG	218 Mohonua Place
8.152	UBS AG	125 Puuhale Road
8.153	UBS AG	645 Ahua Street
8.154	UBS AG	675 Mapunapuna Street
8.155	UBS AG	659 Ahua Street
8.156	UBS AG	1055 Ahua Street
8.157	UBS AG	944 Ahua Street
8.158	UBS AG	2019 Kahai Street
8.159	UBS AG	2001 Kahai Street
8.160	UBS AG	106 Puuhale
8.161	UBS AG	2875 Paa Street
8.162	UBS AG	1024 Mapunapuna Street
8.163	UBS AG	2760 Kam Highway
8.164	UBS AG	2635 Waiwai Loop A
8.165	UBS AG	2635 Waiwai Loop B
8.166	UBS AG	2836 Awaawaloa Street
8.167	UBS AG	609 Ahua Street
8.168	UBS AG	905 Ahua Street
8.169	UBS AG	2110 Auiki Street
8.170	UBS AG	140 Puuhale Road
8.171	UBS AG	2139 Kaliawa Street
8.172	UBS AG	231 Sand Island Access Road
8.173	UBS AG	2140 Kaliawa Street
8.174	UBS AG	33 S. Vineyard Boulevard
8.175	UBS AG	970 Ahua Street
8.176	UBS AG	960 Ahua Street
8.177	UBS AG	1045 Mapunapuna Street

UBS 2019-C16: Mortgage Loan Schedule

Mortgage Loan Number	Mortgage Loan Seller	Property Name	Master & Primary Servicing Fee Rate (%)	Sub-Servicer Fee Rate (%)
8.178	UBS AG	165 Sand Island Access Road
8.179	UBS AG	2839 Kilihau Street
8.180	UBS AG	2829 Kilihau Street
8.181	UBS AG	2833 Kilihau Street
8.182	UBS AG	2821 Kilihau Street
8.183	UBS AG	2808 Kam Highway
8.184	UBS AG	2815 Kilihau Street
8.185	UBS AG	2850 Awaawaloa Street
8.186	UBS AG	846 Ala Lilikoi Boulevard B
11	UBS AG	1515 N. Flagler Drive	0.002500%	0.000000%
14	UBS AG	Cable Park	0.002500%	0.000000%
15	UBS AG	Kyle Crossing	0.002500%	0.000000%
17	UBS AG	Lakewood Center	0.002500%	0.000000%
18	UBS AG	Trumbull and Porter Hotel - Detroit	0.002500%	0.000000%
21	UBS AG	Hampden Center	0.002500%	0.000000%
22	UBS AG	Village Marketplace	0.002500%	0.000000%
23	UBS AG	Turnpike Plaza	0.002500%	0.000000%
25	UBS AG	The Crossings Shopping Center	0.002500%	0.000000%
27	UBS AG	Elk Park Village	0.002500%	0.000000%
30	UBS AG	16300 Roscoe Blvd	0.001250%	0.001250%
31	UBS AG	Holiday Inn - Battle Creek	0.002500%	0.000000%
32	UBS AG	Village Shoppes at Creekside	0.002500%	0.000000%
33	UBS AG	Bella Vista Village Apartments	0.002500%	0.000000%
36	UBS AG	Park Entrance Apartments	0.002500%	0.000000%
38	UBS AG	Sidney Baker Apartments	0.002500%	0.000000%
39	UBS AG	Regency Place	0.001250%	0.030000%
40	UBS AG	Country Inn - Smithfield	0.002500%	0.000000%
44	UBS AG	Wisteria Court Apartments	0.002500%	0.000000%
45	UBS AG	Westchester Towers	0.001250%	0.050000%
47	UBS AG	Shoppes at Gloucester	0.002500%	0.000000%
48	UBS AG	5150 North State Road 7	0.002500%	0.000000%

EXHIBIT B-1

REPRESENTATIONS AND WARRANTIES WITH RESPECT TO THE MORTGAGE LOAN SELLER

The Mortgage Loan Seller hereby represents and warrants that, as of the date hereof:

(a)          The Mortgage Loan Seller is duly organized and validly existing as a Swiss banking corporation operating through a duly licensed U.S. branch office for purposes of the UBS Commercial Mortgage Trust 2019-C16.

(b)          The Mortgage Loan Seller’s execution and delivery of, performance under, and compliance with this Agreement, will not violate the Mortgage Loan Seller’s organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other material instrument to which it is a party or by which it is bound, which default or breach, in the good faith and reasonable judgment of the Mortgage Loan Seller, is likely to affect materially and adversely the ability of the Mortgage Loan Seller to perform its obligations under this Agreement.

(c)          The Mortgage Loan Seller has the full power and authority to consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement and has duly executed and delivered this Agreement.

(d)          This Agreement, assuming due authorization, execution and delivery by the other party or parties hereto, constitutes a valid, legal and binding obligation of the Mortgage Loan Seller, enforceable against the Mortgage Loan Seller in accordance with the terms hereof, subject to (A) applicable bankruptcy, fraudulent transfer, insolvency, reorganization, receivership, moratorium, liquidation, conservatorship and other laws affecting the enforcement of creditors’ rights generally, (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law, and (C) public policy considerations.

(e)          The Mortgage Loan Seller is not in violation of, and its execution and delivery of, performance under and compliance with this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Mortgage Loan Seller’s good faith and reasonable judgment, is likely to affect materially and adversely the ability of the Mortgage Loan Seller to perform its obligations under this Agreement.

(f)           No consent, approval, authorization or order of any state or federal court or governmental agency or body is required for the consummation by the Mortgage Loan Seller of the transactions contemplated herein, except for (A) those consents, approvals, authorizations or orders that previously have been obtained and (B) those filings and

Exh. B-1-1

recordings of Mortgage Loan documents and assignments thereof that are contemplated by the Pooling and Servicing Agreement to be completed after the Closing Date.

(g)          No litigation, arbitration, suit, proceeding or governmental investigation is pending or, to the best of the Mortgage Loan Seller’s knowledge, threatened in writing against the Mortgage Loan Seller that, if determined adversely to the Mortgage Loan Seller, would prohibit the Mortgage Loan Seller from entering into this Agreement or that, in the Mortgage Loan Seller’s good faith and reasonable judgment, is likely to materially and adversely affect the ability of the Mortgage Loan Seller to perform its obligations under this Agreement.

(h)          The transfer of the Mortgage Loans to the Purchaser as contemplated herein is not subject to any bulk transfer or similar law in effect in any applicable jurisdiction.

(i)           The Mortgage Loan Seller is not transferring the Mortgage Loans to the Purchaser with any intent to hinder, delay or defraud its present or future creditors.

(j)           The Mortgage Loan Seller will be solvent at all relevant times prior to, and will not be rendered insolvent by, its transfer of the Mortgage Loans to the Purchaser, as contemplated herein.

(k)          After giving effect to its transfer of the Mortgage Loans to the Purchaser, as provided herein, the value of the Mortgage Loan Seller’s assets, either taken at their present fair saleable value or at fair valuation, will exceed the amount of the Mortgage Loan Seller’s debts and obligations, including contingent and unliquidated debts and obligations of the Mortgage Loan Seller, and the Mortgage Loan Seller will not be left with unreasonably small assets or capital with which to engage in and conduct its business.

(l)           The Mortgage Loan Seller does not intend to, and does not believe that it will, incur debts or obligations beyond its ability to pay such debts and obligations as they mature.

(m)         No proceedings looking toward liquidation, dissolution or bankruptcy of the Mortgage Loan Seller are pending or contemplated.

(n)          The principal place of business and chief executive office of the Mortgage Loan Seller is located in the State of New York.

(o)          The consideration received by the Mortgage Loan Seller upon the sale of the Mortgage Loans constitutes at least fair consideration and reasonably equivalent value for such Mortgage Loans.

Exh. B-1-2

EXHIBIT B-2

REPRESENTATIONS AND WARRANTIES WITH RESPECT TO THE PURCHASER

The Purchaser hereby represents and warrants that, as of the date hereof:

(a)          The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

(b)          The Purchaser’s execution and delivery of, performance under, and compliance with this Agreement, will not violate the Purchaser’s organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other material instrument to which it is a party or by which it is bound, which default or breach, in the good faith and reasonable judgment of the Purchaser, is likely to affect materially and adversely the ability of the Purchaser to perform its obligations under this Agreement.

(c)          This Agreement, assuming due authorization, execution and delivery by the other party or parties hereto, constitutes a valid, legal and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting the enforcement of creditors’ rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

(d)          No litigation, arbitration, suit, proceeding or governmental investigation is pending or, to the best of the Purchaser’s knowledge, threatened against the Purchaser that, if determined adversely to the Purchaser, would prohibit the Purchaser from entering into this Agreement or that, in the Purchaser’s good faith and reasonable judgment, is likely to materially and adversely affect the ability of the Purchaser to perform its obligations under this Agreement.

(e)          The Purchaser has the full power and authority to execute and deliver this Agreement and to consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement and has duly executed and delivered this Agreement.

(f)           The Purchaser is not in violation of, and its execution and delivery of, performance under and compliance with this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Purchaser’s good faith and reasonable judgment, is likely to affect materially and adversely the ability of the Purchaser to perform its obligations under this Agreement.

(g)          No consent, approval, authorization or order of any state or federal court or governmental agency or body is required for the consummation by the Purchaser of the transactions contemplated herein, except for (A) those consents, approvals, authorizations

Exh. B-2-1

or orders that previously have been obtained and (B) those filings and recordings of Mortgage Loan documents and assignments thereof that are contemplated by the Pooling and Servicing Agreement to be completed after the Closing Date.

(h)          The Purchaser (A) prepared one or more reports on Form ABS-15G (each, a “Form 15G”) containing the findings and conclusions of the Accountants’ Due Diligence Report and meeting the requirements of that Form 15G, Rule 15Ga-2, and any other rules and regulations of the Commission and the Exchange Act; (B) provided a copy of the final draft of each such Form 15G to the Underwriters and Initial Purchasers at least six (6) business days before the first sale in the offering contemplated by the Prospectus and Private Placement Memorandum; and (C) furnished each such Form 15G to the Commission on EDGAR at least five (5) business days before the first sale in the offering contemplated by the Prospectus and Private Placement Memorandum as required by Rule 15Ga-2.

(i)           The Purchaser has not dealt with any broker, investment banker, agent or other person, other than the Mortgage Loan Seller, the Underwriters, the Initial Purchasers and their respective affiliates, that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans or consummation of any of the transactions contemplated hereby.

Exh. B-2-2

EXHIBIT C

MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

For purposes of this Exhibit C, the phrase “Seller’s knowledge” and other words and phrases of like import shall mean, except where otherwise expressly set forth below, the actual state of knowledge of the Seller, its officers and employees directly responsible for the underwriting, origination, servicing or sale of the Mortgage Loans regarding the matters expressly set forth below in each case without having conducted any independent inquiry into such matters and without any obligation to have done so (except (i) having sent to the servicers servicing the Mortgage Loans on behalf of the Seller, if any, specific inquiries regarding the matters referred to and (ii) as expressly set forth herein). All information contained in documents which are part of or required to be part of a Mortgage File, as specified in the Pooling and Servicing Agreement (to the extent such documents exist) shall be deemed within the Seller’s knowledge.

The Seller hereby represents and warrants that, as of the date herein below specified or, if no such date is specified, as of the date hereof, except with respect to the Exceptions described on Schedule C to this Agreement.

1.          Whole Loan; Ownership of Mortgage Loans. Except with respect to a Mortgage Loan that is part of a Whole Loan, each Mortgage Loan is a whole loan and not a participation interest in a Mortgage Loan. At the time of the sale, transfer and assignment to Purchaser, no Mortgage Note or Mortgage was subject to any assignment (other than assignments to Seller), participation or pledge, and Seller had good title to, and was the sole owner of, each Mortgage Loan free and clear of any and all liens, charges, pledges, encumbrances, participations, any other ownership interests on, in or to such Mortgage Loan other than any servicing rights appointment or similar agreement. Seller has full right and authority to sell, assign and transfer each Mortgage Loan, and the assignment to Purchaser constitutes a legal, valid and binding assignment of such Mortgage Loan free and clear of any and all liens, pledges, charges or security interests of any nature encumbering such Mortgage Loan.

2.          Mortgage Loan Document Status. Each related Mortgage Note, Mortgage, Assignment of Leases (if a separate instrument), guaranty and other agreement executed by or on behalf of the related Mortgagor, guarantor or other obligor in connection with such Mortgage Loan is the legal, valid and binding obligation of the related Mortgagor, guarantor or other obligor (subject to any non-recourse provisions contained in any of the foregoing agreements and any applicable state anti-deficiency or market value limit deficiency legislation), as applicable, and is enforceable in accordance with its terms, except (i) as such enforcement may be limited by (a) bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (b) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law) and (ii) that certain provisions in such Mortgage Loan documents (including, without limitation, provisions requiring the payment of default interest, late fees or prepayment/yield maintenance fees, charges and/or premiums) are, or may be, further limited or rendered unenforceable by or under applicable law, but (subject to the limitations set forth in clause (i) above) such limitations

Exh. C-1

or unenforceability will not render such Mortgage Loan documents invalid as a whole or materially interfere with the Mortgagee’s realization of the principal benefits and/or security provided thereby (clauses (i) and (ii) collectively, the “Standard Qualifications”).

Except as set forth in the immediately preceding sentences, there is no valid offset, defense, counterclaim or right of rescission available to the related Mortgagor with respect to any of the related Mortgage Notes, Mortgages or other Mortgage Loan documents, including, without limitation, any such valid offset, defense, counterclaim or right based on intentional fraud by Seller in connection with the origination of the Mortgage Loan, that would deny the Mortgagee the principal benefits intended to be provided by the Mortgage Note, Mortgage or other Mortgage Loan documents.

3.          Mortgage Provisions. The Mortgage Loan documents for each Mortgage Loan contain provisions that render the rights and remedies of the holder thereof adequate for the practical realization against the Mortgaged Property of the principal benefits of the security intended to be provided thereby, including realization by judicial or, if applicable, nonjudicial foreclosure subject to the limitations set forth in the Standard Qualifications.

4.          Mortgage Status; Waivers and Modifications. Since origination and except by written instruments set forth in the related Mortgage File (a) the material terms of such Mortgage, Mortgage Note, Mortgage Loan guaranty, and related Mortgage Loan documents have not been waived, impaired, modified, altered, satisfied, canceled, subordinated or rescinded in any respect which materially interferes with the security intended to be provided by such Mortgage; (b) no related Mortgaged Property or any portion thereof has been released from the lien of the related Mortgage in any manner which materially interferes with the security intended to be provided by such Mortgage or the use or operation of the remaining portion of such Mortgaged Property; and (c) neither the related Mortgagor nor the related guarantor has been released from its material obligations under the Mortgage Loan. With respect to each Mortgage Loan, except as contained in a written document included in the Mortgage File, there have been no modifications, amendments or waivers consented to by Seller on or after the Cut-off Date that could be reasonably expected to have a material adverse effect on such Mortgage Loan.

5.          Lien; Valid Assignment. Subject to the Standard Qualifications, each assignment of Mortgage and assignment of Assignment of Leases from Seller constitutes a legal, valid and binding assignment from Seller. Each related Mortgage and Assignment of Leases is freely assignable without the consent of the related Mortgagor. Each related Mortgage is a legal, valid and enforceable first lien on the related Mortgagor’s fee (or with respect to those Mortgage Loans described in paragraph (34) hereof, leasehold) interest in the Mortgaged Property in the principal amount of such Mortgage Loan or allocated loan amount (subject only to Permitted Encumbrances (as defined below) and the exceptions to paragraph (6) set forth in Schedule C to this Exhibit C (each such exception, a “Title Exception”)), except as the enforcement thereof may be limited by the Standard Qualifications. Such Mortgaged Property (subject to and excepting Permitted Encumbrances and the Title Exceptions) as of origination was, and as of the Cut-off Date, to Seller’s knowledge, is free and clear of any recorded mechanics’ liens, recorded materialmen’s liens and other recorded encumbrances which are prior to or equal with the lien of the related Mortgage, except those which are bonded over, escrowed for or insured against by a lender’s title insurance policy (as described below), and, to Seller’s knowledge and subject to the

Exh. C-2

rights of tenants (as tenants only) (subject to and excepting Permitted Encumbrances and the Title Exceptions), no rights exist which under law could give rise to any such lien or encumbrance that would be prior to or equal with the lien of the related Mortgage, except those which are bonded over, escrowed for or insured against by a lender’s title insurance policy (as described below). Notwithstanding anything herein to the contrary, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of UCC financing statements is required in order to effect such perfection.

6.          Permitted Liens; Title Insurance. Each Mortgaged Property securing a Mortgage Loan is covered by an American Land Title Association loan title insurance policy or a comparable form of loan title insurance policy approved for use in the applicable jurisdiction (or, if such policy is yet to be issued, by a pro forma policy, a preliminary title policy with escrow instructions or a “marked up” commitment, in each case binding on the title insurer) (the “Title Policy”) in the original principal amount of such Mortgage Loan (or with respect to a Mortgage Loan secured by multiple properties, an amount equal to at least the allocated loan amount with respect to the Title Policy for each such property) after all advances of principal (including any advances held in escrow or reserves), that insures for the benefit of the owner of the indebtedness secured by the Mortgage, the first priority lien of the Mortgage, which lien is subject only to (a) the lien of current real property taxes, water charges, sewer rents and assessments not yet due and payable; (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record; (c) the exceptions (general and specific) and exclusions set forth in such Title Policy; (d) other matters to which like properties are commonly subject; (e) the rights of tenants (as tenants only) under leases (including subleases) pertaining to the related Mortgaged Property and condominium declarations; and (f) if the related Mortgage Loan constitutes a Crossed Mortgage Loan, the lien of the Mortgage for the related Crossed Mortgage Loan or Crossed Mortgage Loans; provided that none of such items (a) through (f), individually or in the aggregate, materially and adversely interfere with the value or current use of the Mortgaged Property, the security intended to be provided by such Mortgage, or the current ability of the related Mortgaged Property to generate net cash flow sufficient to service the related Mortgage Loan, or the Mortgagor’s ability to pay its obligations when they become due (collectively, the “Permitted Encumbrances”). For purposes of clause (a) of the immediately preceding sentence, any such taxes, assessments and other charges shall not be considered due and payable until the date on which interest and/or penalties would be payable thereon. Except as contemplated by clause (f) of the preceding sentence none of the Permitted Encumbrances are mortgage liens that are senior to or coordinate and co-equal with the lien of the related Mortgage. Such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) is in full force and effect, all premiums thereon have been paid, no claims have been made by Seller thereunder and no claims have been paid thereunder. Neither Seller nor, to Seller’s knowledge, any other holder of the Mortgage Loan, has done, by act or omission, anything that would materially impair the coverage under such Title Policy.

7.          Junior Liens. It being understood that Subordinate Companion Loans secured by the same Mortgage as a Mortgage Loan are not subordinate mortgages or junior liens, except for any Crossed Mortgage Loans, there are, as of origination, and to Seller’s knowledge, as of the Cut-off Date, no subordinate mortgages or junior liens securing the payment of money encumbering the related Mortgaged Property (other than Permitted Encumbrances and the Title

Exh. C-3

Exceptions, taxes and assessments, mechanics’ and materialmen’s liens (which are the subject of the representation in paragraph (5) above), and equipment and other personal property financing). Except as set forth in Exhibit C-32-1 to this Exhibit C, Seller has no knowledge of any mezzanine debt secured directly by interests in the related Mortgagor.

8.          Assignment of Leases and Rents. There exists as part of the related Mortgage File an Assignment of Leases (either as a separate instrument or incorporated into the related Mortgage). Subject to the Permitted Encumbrances and the Title Exceptions, each related Assignment of Leases creates a valid first-priority collateral assignment of, or a valid first-priority lien or security interest in, rents and certain rights under the related lease or leases, subject only to a license granted to the related Mortgagor to exercise certain rights and to perform certain obligations of the lessor under such lease or leases, including the right to operate the related leased property, except as the enforcement thereof may be limited by the Standard Qualifications. The related Mortgage or related Assignment of Leases, subject to applicable law and the Standard Qualifications, provides that, upon an event of default under the Mortgage Loan, a receiver is permitted to be appointed for the collection of rents or for the related Mortgagee to enter into possession to collect the rents or for rents to be paid directly to the Mortgagee.

9.          UCC Filings. If the related Mortgaged Property is operated as a hospitality property, Seller has filed and/or recorded or caused to be filed and/or recorded (or, if not filed and/or recorded, has submitted or caused to be submitted in proper form for filing and/or recording), UCC financing statements in the appropriate public filing and/or recording offices necessary at the time of the origination of the Mortgage Loan to perfect a valid security interest in all items of physical personal property reasonably necessary to operate such Mortgaged Property owned by such Mortgagor and located on the related Mortgaged Property (other than any non-material personal property, any personal property subject to a purchase money security interest, a sale and leaseback financing arrangement as permitted under the terms of the related Mortgage Loan documents or any other personal property leases applicable to such personal property), to the extent perfection may be effected pursuant to applicable law by recording or filing, as the case may be. Subject to the Standard Qualifications, each related Mortgage (or equivalent document) creates a valid and enforceable lien and security interest on the items of personalty described above. No representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of UCC financing statements are required in order to effect such perfection.

10.          Condition of Property. Seller or the originator of the Mortgage Loan inspected or caused to be inspected each related Mortgaged Property within six months of origination of the Mortgage Loan and within twelve months of the Cut-off Date.

An engineering report or property condition assessment was prepared in connection with the origination of each Mortgage Loan no more than twelve months prior to the Cut-off Date. To Seller’s knowledge, based solely upon due diligence customarily performed in connection with the origination of comparable mortgage loans, as of the Closing Date, each related Mortgaged Property was free and clear of any material damage (other than (i) deferred maintenance for which escrows were established at origination and (ii) any damage fully covered

Exh. C-4

by insurance) that would affect materially and adversely the use or value of such Mortgaged Property as security for the Mortgage Loan.

11.          Taxes and Assessments. All taxes, governmental assessments and other outstanding governmental charges (including, without limitation, water and sewage charges), or installments thereof, which could be a lien on the related Mortgaged Property that would be of equal or superior priority to the lien of the Mortgage and that prior to the Cut-off Date have become delinquent in respect of each related Mortgaged Property have been paid, or an escrow of funds has been established in an amount sufficient to cover such payments and reasonably estimated interest and penalties, if any, thereon. For purposes of this representation and warranty, real estate taxes and governmental assessments and other outstanding governmental charges and installments thereof shall not be considered delinquent until the earlier of (a) the date on which interest and/or penalties would first be payable thereon and (b) the date on which enforcement action is entitled to be taken by the related taxing authority.

12.          Condemnation. As of the date of origination and to Seller’s knowledge as of the Cut-off Date, there is no proceeding pending, and, to Seller’s knowledge as of the date of origination and as of the Cut-off Date, there is no proceeding threatened, for the total or partial condemnation of such Mortgaged Property that would have a material adverse effect on the value, use or operation of the Mortgaged Property.

13.          Actions Concerning Mortgage Loan. As of the date of origination and to Seller’s knowledge as of the Cut-off Date, there was no pending or filed action, suit or proceeding, arbitration or governmental investigation involving any Mortgagor, guarantor or Mortgagor’s interest in the Mortgaged Property, an adverse outcome of which would reasonably be expected to materially and adversely affect (a) such Mortgagor’s title to the Mortgaged Property, (b) the validity or enforceability of the Mortgage, (c) such Mortgagor’s ability to perform under the related Mortgage Loan, (d) such guarantor’s ability to perform under the related guaranty, (e) the principal benefit of the security intended to be provided by the Mortgage Loan documents or (f) the current principal use of the Mortgaged Property.

14.          Escrow Deposits. All escrow deposits and escrow payments required to be escrowed with lender pursuant to each Mortgage Loan (including any capital improvements and environmental remediation reserves) are in the possession, or under the control, of Seller or its servicer, and there are no deficiencies or delinquencies (subject to any applicable grace or cure periods) in connection therewith, and all such escrows and deposits (or the right thereto) that are required to be escrowed with lender under the related Mortgage Loan documents are being conveyed by Seller to Purchaser or its servicer.

15.          No Holdbacks. The principal amount of the Mortgage Loan stated on the Mortgage Loan Schedule has been fully disbursed as of the Closing Date and there is no requirement for future advances thereunder (except in those cases where the full amount of the Mortgage Loan has been disbursed but a portion thereof is being held in escrow or reserve accounts pending the satisfaction of certain conditions relating to leasing, repairs, occupancy, performance or other matters with respect to the related Mortgaged Property, the Mortgagor or other considerations determined by Seller to merit such holdback).

Exh. C-5

16.          Insurance. Each related Mortgaged Property is, and is required pursuant to the related Mortgage to be, insured by a property insurance policy providing coverage for loss in accordance with coverage found under a “special cause of loss form” or “all risk form” that includes replacement cost valuation issued by an insurer meeting the requirements of the related Mortgage Loan documents and having a claims-paying or financial strength rating of at least “A-:VIII” from A.M. Best Company or “A3” (or the equivalent) from Moody’s or “A-” from S&P (collectively the “Insurance Rating Requirements”), in an amount (subject to a customary deductible) not less than the lesser of (1) the original principal balance of the Mortgage Loan or Whole Loan, as applicable, and (2) the full insurable value on a replacement cost basis of the improvements, furniture, furnishings, fixtures and equipment owned by the Mortgagor and included in the Mortgaged Property (with no deduction for physical depreciation), but, in any event, not less than the amount necessary, or containing such endorsements as are necessary, to avoid the operation of any coinsurance provisions with respect to the related Mortgaged Property.

Each related Mortgaged Property is also covered, and required to be covered pursuant to the related Mortgage Loan documents, by business interruption or rental loss insurance which (subject to a customary deductible) covers a period of not less than 12 months (or with respect to each Mortgage Loan on a single asset with a principal balance of $50 million or more, 18 months).

If any material part of the improvements, exclusive of a parking lot, located on a Mortgaged Property is in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, the related Mortgagor is required to maintain insurance in an amount at least equal to the least of (A) the maximum amount available under the National Flood Insurance Program plus any such additional excess flood coverage in an amount as is generally required by prudent institutional commercial mortgage lenders originating mortgage loans for securitization, (B) the outstanding principal amount of the Mortgage Loan and (C) the insurable value of the Mortgaged Property.

If the Mortgaged Property is located within 25 miles of the coast of the Gulf of Mexico or the Atlantic coast of Florida, Georgia, South Carolina or North Carolina, the related Mortgagor is required to maintain coverage for windstorm and/or windstorm related perils and/or “named storms” issued by an insurer meeting the Insurance Rating Requirements or endorsement covering damage from windstorm and/or windstorm related perils and/or named storms by an insurer meeting the Insurance Rating Requirements, in an amount not less than the lesser of (1) the original principal balance of the Mortgage Loan and (2) the full insurable value on a replacement cost basis of the improvements, furniture, furnishings, fixtures and equipment owned by the Mortgagor and included in the Mortgaged Property (with no deduction for physical depreciation), but, in any event, not less than the amount necessary or containing such endorsements as are necessary to avoid the operation of any coinsurance provisions with respect to the related Mortgaged Property.

The Mortgaged Property is covered, and required to be covered pursuant to the related Mortgage Loan documents, by a commercial general liability insurance policy issued by an insurer meeting the Insurance Rating Requirements including coverage for property damage, contractual damage and personal injury (including bodily injury and death) in amounts as are

Exh. C-6

generally required by Seller for similar commercial and multifamily loans intended for securitization, and in any event not less than $1 million per occurrence and $2 million in the aggregate.

An architectural or engineering consultant has performed an analysis of each of the Mortgaged Properties located in seismic zones 3 or 4 in order to evaluate the structural and seismic condition of such property, for the sole purpose of assessing the probable maximum loss or scenario expected loss (“PML”) for the Mortgaged Property in the event of an earthquake. In such instance, the PML was based on a 475-year return period, an exposure period of 50 years and a 10% probability of exceedance. If the resulting report concluded that the PML would exceed 20% of the amount of the replacement costs of the improvements, earthquake insurance on such Mortgaged Property was obtained by an insurer rated at least “A:VIII” by A.M. Best Company or “A3” (or the equivalent) from Moody’s or “A-” by S&P in an amount not less than 100% of the PML.

The Mortgage Loan documents require insurance proceeds (or an amount equal to such insurance proceeds) in respect of a property loss to be applied either (a) to the repair or restoration of all or part of the related Mortgaged Property, with respect to all property losses in excess of 5% of the then outstanding principal amount of the related Mortgage Loan or Whole Loan, as applicable, the lender (or a trustee appointed by it) having the right to hold and disburse such proceeds as the repair or restoration progresses, or (b) to the payment of the outstanding principal balance of such Mortgage Loan or Whole Loan, as applicable, together with any accrued interest thereon.

All premiums on all insurance policies referred to in this section that are required by the related Mortgage Loan documents to be paid as of the Cut-off Date have been paid, and such insurance policies name the lender under the Mortgage Loan and its successors and assigns as a loss payee under a mortgagee endorsement clause or, in the case of the general liability insurance policy, as named or additional insured. Such insurance policies will inure to the benefit of the Trustee. Each related Mortgage Loan obligates the related Mortgagor to maintain all such insurance and, at such Mortgagor’s failure to do so, authorizes the lender to maintain such insurance at the Mortgagor’s cost and expense and to charge such Mortgagor for related premiums. All such insurance policies (other than commercial liability policies) require at least 10 days’ prior notice to the lender of termination or cancellation arising because of nonpayment of a premium and at least 30 days prior notice to the lender of termination or cancellation (or such lesser period, not less than 10 days, as may be required by applicable law) arising for any reason other than non-payment of a premium and no such notice has been received by Seller.

17.          Access; Utilities; Separate Tax Lots. Each Mortgaged Property (a) is located on or adjacent to a public road and has direct legal access to such road, or has access via an irrevocable easement or irrevocable right of way permitting ingress and egress to/from a public road, (b) is served by or has uninhibited access rights to public or private water and sewer (or well and septic) and all required utilities, all of which are adequate for the current use of the Mortgaged Property, and (c) constitutes one or more separate tax parcels which do not include any property which is not part of the Mortgaged Property or is subject to an endorsement under the related Title Policy insuring the Mortgaged Property, or in certain cases, an application has been, or will be, made to the applicable governing authority for creation of separate tax lots, in

Exh. C-7

which case the Mortgage Loan requires the Mortgagor to escrow an amount sufficient to pay taxes for the existing tax parcel of which the Mortgaged Property is a part until the separate tax lots are created.

18.          No Encroachments. To Seller’s knowledge based solely on surveys obtained in connection with origination and the lender’s Title Policy (or, if such policy is not yet issued, a pro forma title policy, a preliminary title policy with escrow instructions or a “marked up” commitment) obtained in connection with the origination of each Mortgage Loan, all material improvements that were included for the purpose of determining the appraised value of the related Mortgaged Property at the time of the origination of such Mortgage Loan are within the boundaries of the related Mortgaged Property, except encroachments that do not materially and adversely affect the value or current use of such Mortgaged Property or for which insurance or endorsements were obtained under the Title Policy. No improvements on adjoining parcels encroach onto the related Mortgaged Property except for encroachments that do not materially and adversely affect the value or current use of such Mortgaged Property or for which insurance or endorsements were obtained under the Title Policy. No improvements encroach upon any easements except for encroachments the removal of which would not materially and adversely affect the value or current use of such Mortgaged Property or for which insurance or endorsements obtained with respect to the Title Policy.

19.          No Contingent Interest or Equity Participation. No Mortgage Loan has a shared appreciation feature, any other contingent interest feature or a negative amortization feature (except that an ARD Loan may provide for the accrual of the portion of interest in excess of the rate in effect prior to the Anticipated Repayment Date) or an equity participation by Seller.

20.          REMIC. The Mortgage Loan is a “qualified mortgage” within the meaning of Section 860G(a)(3) of the Code (but determined without regard to the rule in the U.S. Department of Treasury regulations (the “Treasury Regulations”) Section 1.860G-2(f)(2) that treats certain defective mortgage loans as qualified mortgages), and, accordingly, (A) the issue price of the Mortgage Loan to the related Mortgagor at origination did not exceed the non-contingent principal amount of the Mortgage Loan and (B) either: (a) such Mortgage Loan is secured by an interest in real property (including permanently affixed buildings and distinct structural components, such as wiring, plumbing systems and central heating and air-conditioning systems, that are integrated into such buildings, serve such buildings in their passive functions and do not produce or contribute to the production of income other than consideration for the use or occupancy of space, but excluding personal property) having a fair market value (i) at the date the Mortgage Loan (or related Whole Loan) was originated at least equal to 80% of the adjusted issue price of the Mortgage Loan (or related Whole Loan) on such date or (ii) at the Closing Date at least equal to 80% of the adjusted issue price of the Mortgage Loan (or related Whole Loan) on such date, provided that for purposes hereof, the fair market value of the real property interest must first be reduced by (A) the amount of any lien on the real property interest that is senior to the Mortgage Loan and (B) a proportionate amount of any lien that is in parity with the Mortgage Loan; or (b) substantially all of the proceeds of such Mortgage Loan were used to acquire, improve or protect the real property which served as the only security for such Mortgage Loan (other than a recourse feature or other third-party credit enhancement within the meaning of Section 1.860G-2(a)(1)(ii) of the Treasury Regulations). If the Mortgage Loan was “significantly modified” prior to the Closing Date so as to result in a taxable exchange

Exh. C-8

under Section 1001 of the Code, it either (x) was modified as a result of the default or reasonably foreseeable default of such Mortgage Loan or (y) satisfies the provisions of either sub-clause (B)(a)(i) above (substituting the date of the last such modification for the date the Mortgage Loan was originated) or sub-clause (B)(a)(ii), including the proviso thereto. Any prepayment premium and yield maintenance charges applicable to the Mortgage Loan constitute “customary prepayment penalties” within the meaning of Section 1.860G-1(b)(2) of the Treasury Regulations. All terms used in this paragraph shall have the same meanings as set forth in the related Treasury Regulations.

21.          Compliance with Certain Laws. The Mortgage Rate (exclusive of any default interest, late charges, yield maintenance charge, or prepayment premiums) of such Mortgage Loan complied as of the date of origination with, or was exempt from, applicable state or federal laws, regulations and other requirements pertaining to usury.

22.          Authorized to do Business. To the extent required under applicable law, as of the Cut-off Date or as of the date that such entity held the Mortgage Note, each holder of the Mortgage Note was authorized to transact and do business in the jurisdiction in which each related Mortgaged Property is located, or the failure to be so authorized does not materially and adversely affect the enforceability of such Mortgage Loan by the Trust.

23.          Trustee under Deed of Trust. With respect to each Mortgage which is a deed of trust, as of the date of origination and, to Seller’s knowledge, as of the Closing Date, a trustee, duly qualified under applicable law to serve as such, currently so serves and is named in the deed of trust or has been substituted in accordance with the Mortgage and applicable law or may be substituted in accordance with the Mortgage and applicable law by the related Mortgagee, and, except in connection with a trustee’s sale after a default by the related Mortgagor or in connection with any full or partial release of the related Mortgaged Property or security for the related Mortgage Loan, no fees are payable to such trustee except for de minimis fees paid or such fees as required by the applicable jurisdiction which are to be paid by such Mortgagor in accordance with the related Mortgage Loan documents.

24.          Local Law Compliance. To Seller’s knowledge, based upon any of a letter from any governmental authorities, a legal opinion, an architect’s letter, a zoning consultant’s report, an endorsement to the related Title Policy, or other affirmative investigation of local law compliance consistent with the investigation conducted by Seller for similar commercial and multifamily mortgage loans intended for securitization, with respect to the improvements located on or forming part of each Mortgaged Property securing a Mortgage Loan as of the date of origination of such Mortgage Loan and as of the Cut-off Date, there are no material violations of applicable zoning ordinances, building codes and land laws (collectively “Zoning Regulations”) other than those which (i) are insured by the Title Policy or a law and ordinance insurance policy or (ii) would not have a material adverse effect on the Mortgage Loan. The terms of the Mortgage Loan documents require the Mortgagor to comply in all material respects with all applicable governmental regulations, zoning and building laws.

25.          Licenses and Permits. Each Mortgagor covenants in the Mortgage Loan documents that it shall keep all material licenses, permits and applicable governmental authorizations necessary for its operation of the Mortgaged Property in full force and effect, and

Exh. C-9

to Seller’s knowledge based upon a letter from any government authorities or other affirmative investigation of local law compliance consistent with the investigation conducted by Seller for similar commercial and multifamily mortgage loans intended for securitization, all such material licenses, permits and applicable governmental authorizations are in effect. The Mortgage Loan requires the related Mortgagor to be qualified to do business in the jurisdiction in which the related Mortgaged Property is located.

26.          Recourse Obligations. The Mortgage Loan documents for each Mortgage Loan provide that such Mortgage Loan (a) becomes full recourse to the Mortgagor and guarantor (which is a natural person or persons, or an entity distinct from the Mortgagor (but may be affiliated with the Mortgagor) that has assets other than equity in the related Mortgaged Property that are not de minimis) in any of the following events (or negotiated provisions of substantially similar effect): (i) if any voluntary petition for bankruptcy, insolvency, dissolution or liquidation pursuant to federal bankruptcy law, or any similar federal or state law, shall be filed by the Mortgagor; (ii) the Mortgagor or guarantor shall have colluded with (or, alternatively, solicited or caused to be solicited) other creditors to cause an involuntary bankruptcy filing with respect to the Mortgagor or (iii) voluntary transfers of either the Mortgaged Property or equity interests in the Mortgagor made in violation of the Mortgage Loan documents; and (b) contains provisions providing for recourse against the Mortgagor and guarantor (which is a natural person or persons, or an entity distinct from the Mortgagor (but may be affiliated with the Mortgagor) that has assets other than equity in the related Mortgaged Property that are not de minimis), for losses and damages sustained by reason of the following (or negotiated provisions of substantially similar effect): (i) the Mortgagor’s misappropriation of rents during the continuation of an event of default under the Mortgage Loan; (ii) the Mortgagor’s misappropriation of (A) insurance proceeds or condemnation awards or (B) security deposits or, alternatively, the failure of any security deposits to be delivered to lender upon foreclosure or action in lieu thereof (except to the extent applied in accordance with leases prior to a Mortgage Loan event of default); (iii) the Mortgagor’s fraud or intentional material misrepresentation; (iv) breaches of the environmental covenants in the Mortgage Loan documents; or (v) the Mortgagor’s commission of intentional material physical waste at the Mortgaged Property.

27.          Mortgage Releases. The terms of the related Mortgage or related Mortgage Loan documents do not provide for release of any material portion of the Mortgaged Property from the lien of the Mortgage except (a) a partial release, accompanied by principal repayment, or partial Defeasance (as defined in paragraph (32) below), of not less than a specified percentage at least equal to the lesser of (i) 110% of the related allocated loan amount of such portion of the Mortgaged Property and (ii) the outstanding principal balance of the Mortgage Loan or Whole Loan, as applicable, (b) upon payment in full of such Mortgage Loan or Whole Loan, as applicable, (c) upon a Defeasance (as defined in paragraph (32) below), (d) releases of out-parcels that are unimproved or other portions of the Mortgaged Property which will not have a material adverse effect on the underwritten value of the Mortgaged Property and which were not afforded any material value in the appraisal obtained at the origination of the Mortgage Loan and are not necessary for physical access to the Mortgaged Property or compliance with zoning requirements, or (e) as required pursuant to an order of condemnation. With respect to any partial release under the preceding clauses (a) or (d), either: (x) such release of collateral (I) would not constitute a “significant modification” of the subject Mortgage Loan within the meaning of Section 1.860G-2(b)(2) of the Treasury Regulations and (II) would not

Exh. C-10

cause the subject Mortgage Loan to fail to be a “qualified mortgage” within the meaning of Section 860G(a)(3)(A) of the Code; or (y) the Mortgagee or servicer can, in accordance with the related Mortgage Loan documents, condition such release of collateral on the related Mortgagor’s delivery of an opinion of tax counsel to the effect specified in the immediately preceding clause (x). For purposes of the preceding clause (x), if the fair market value of the real property constituting such Mortgaged Property (reduced by (1) the amount of any lien on the real property that is senior to the Mortgage Loan and (2) a proportionate amount of any lien on real property that is in parity with the Mortgage Loan) after the release is not equal to at least 80% of the principal balance of the Mortgage Loan or Whole Loan, as applicable, outstanding after the release, the Mortgagor is required to make a payment of principal in an amount not less than the amount required by the REMIC Provisions.

In the case of any Mortgage Loan, in the event of a taking of any portion of a Mortgaged Property by a State or any political subdivision or authority thereof, whether by legal proceeding or by agreement, the Mortgagor can be required to pay down the principal balance of the Mortgage Loan or Whole Loan, as applicable, in an amount not less than the amount required by the loan-to-value ratio and other requirements of the REMIC Provisions and, to such extent, condemnation awards may not be required to be applied to the restoration of the Mortgaged Property or released to the Mortgagor, if, immediately after the release of such portion of the Mortgaged Property from the lien of the Mortgage (but taking into account the planned restoration) the fair market value of the real property constituting the remaining Mortgaged Property (reduced by (1) the amount of any lien on the real property that is senior to the Mortgage Loan and (2) a proportionate amount of any lien on real property that is in parity with the Mortgage Loan) is not equal to at least 80% of the remaining principal balance of the Mortgage Loan or Whole Loan, as applicable.

No Mortgage Loan that is secured by more than one Mortgaged Property or that is a Crossed Mortgage Loan permits the release of cross-collateralization of the related Mortgaged Properties or a portion thereof, including due to a partial condemnation, other than in compliance with loan-to-value ratio and other requirements of the REMIC Provisions.

28.          Financial Reporting and Rent Rolls. The Mortgage Loan documents require the Mortgagor to provide the owner or holder of the Mortgage Loan with quarterly (other than for single-tenant properties) and annual operating statements, and quarterly (other than for single-tenant properties) rent rolls for properties that have leases contributing more than 5% of the in-place base rent and annual financial statements, which annual financial statements (i) with respect to each Mortgage Loan with more than one Mortgagor are in the form of either an individual or combined annual balance sheet of the Mortgagor entities (and no other entities), together with the related combined or individual statements of operations, members’ capital and cash flows, including a combined or individual balance sheet and statement of income for the Mortgaged Properties on a combined or individual basis and (ii) with respect to each Mortgage Loan with an original principal balance greater than $50 million shall be audited by an independent certified public accountant upon the request of the owner or holder of the Mortgage Loan.

29.          Acts of Terrorism Exclusion. With respect to each Mortgage Loan over $20 million, and to Seller’s knowledge with respect to each Mortgage Loan of $20 million or

Exh. C-11

less, as of origination, the related special-form all-risk insurance policy and business interruption policy (issued by an insurer meeting the Insurance Rating Requirements) do not specifically exclude Acts of Terrorism, as defined in the Terrorism Risk Insurance Act of 2002, as amended by the Terrorism Risk Insurance Program Reauthorization Act of 2007 and the Terrorism Risk Insurance Program Reauthorization Act of 2015 (collectively referred to as “TRIA”), from coverage, or if such coverage is excluded, it is covered by a separate terrorism insurance policy. With respect to each Mortgage Loan, the related Mortgage Loan documents do not expressly waive or prohibit the Mortgagee from requiring coverage for Acts of Terrorism, as defined in TRIA, or damages related thereto except to the extent that any right to require such coverage may be limited by commercial availability on commercially reasonable terms; provided that if TRIA or a similar or subsequent statute is not in effect, then, provided that terrorism insurance is commercially available, the Mortgagor under each Mortgage Loan is required to carry terrorism insurance, but in such event the Mortgagor shall not be required to spend on terrorism insurance coverage more than two times the amount of the insurance premium that is payable in respect of the property and business interruption/rental loss insurance required under the related Mortgage Loan documents (without giving effect to the cost of terrorism and earthquake components of such casualty and business interruption/rental loss insurance) at the time of the origination of the Mortgage Loan, and if the cost of terrorism insurance exceeds such amount, the Mortgagor is required to purchase the maximum amount of terrorism insurance available with funds equal to such amount.

30.          Due on Sale or Encumbrance. Subject to specific exceptions set forth below, each Mortgage Loan contains a “due on sale” or other such provision for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without the consent of the holder of the Mortgage (which consent, in some cases, may not be unreasonably withheld) and/or complying with the requirements of the related Mortgage Loan documents (which provide for transfers without the consent of the lender which are customarily acceptable to Seller lending on the security of property comparable to the related Mortgaged Property, including, without limitation, transfers of worn-out or obsolete furnishings, fixtures, or equipment promptly replaced with property of equivalent value and functionality and transfers by leases entered into in accordance with the Mortgage Loan documents), (a) the related Mortgaged Property, or any equity interest of greater than 50% in the related Mortgagor, is directly or indirectly pledged, transferred or sold, other than as related to (i) family and estate planning transfers or transfers upon death or legal incapacity, (ii) transfers to certain affiliates as defined in the related Mortgage Loan documents, (iii) transfers of less than, or other than, a controlling interest in the related Mortgagor, (iv) transfers to another holder of direct or indirect equity in the Mortgagor, a specific Person designated in the related Mortgage Loan documents or a Person satisfying specific criteria identified in the related Mortgage Loan documents, such as a qualified equityholder, (v) transfers of stock or similar equity units in publicly traded companies or (vi) a substitution or release of collateral within the parameters of paragraphs (27) and (32) herein or the exceptions thereto set forth in Schedule C to this Exhibit C, or (vii) by reason of any mezzanine debt that existed at the origination of the related Mortgage Loan as set forth on Exhibit C-32-1 to this Exhibit C, or future permitted mezzanine debt as set forth on Exhibit C-32-2 to this Exhibit C or (b) the related Mortgaged Property is encumbered with a subordinate lien or security interest against the related Mortgaged Property, other than (i) any Serviced Companion Loan or Non-Serviced Companion Loan or any subordinate debt that existed at origination and is permitted under the related Mortgage Loan documents, (ii) purchase money

Exh. C-12

security interests, (iii) any Crossed Mortgage Loan, as set forth on Annex A-1 to the Prospectus or (iv) Permitted Encumbrances. The Mortgage or other Mortgage Loan documents provide that to the extent any Rating Agency fees are incurred in connection with the review of and consent to any transfer or encumbrance, the Mortgagor is responsible for such payment along with all other reasonable fees and expenses incurred by the Mortgagee relative to such transfer or encumbrance.

31.          Single-Purpose Entity. The Mortgage Loan documents require the Mortgagor to be a Single-Purpose Entity for at least as long as the Mortgage Loan is outstanding. Both the Mortgage Loan documents and the organizational documents of the Mortgagor with respect to each Mortgage Loan with a Cut-off Date Balance in excess of $5 million provide that the Mortgagor is a Single-Purpose Entity, and each Mortgage Loan with a Cut-off Date Balance of $30 million or more has a counsel’s opinion regarding non-consolidation of the Mortgagor. For this purpose, a “Single-Purpose Entity” shall mean an entity, other than an individual, whose organizational documents (or if the Mortgage Loan has a Cut-off Date Balance equal to $5 million or less, its organizational documents or the related Mortgage Loan documents) provide substantially to the effect that it was formed or organized solely for the purpose of owning and operating one or more of the Mortgaged Properties securing the Mortgage Loans and prohibit it from engaging in any business unrelated to such Mortgaged Property or Mortgaged Properties, and whose organizational documents further provide, or which entity represented in the related Mortgage Loan documents, substantially to the effect that it does not have any assets other than those related to its interest in and operation of such Mortgaged Property or Mortgaged Properties, or any indebtedness other than as permitted by the related Mortgage(s) or the other related Mortgage Loan documents, that it has its own books and records and accounts separate and apart from those of any other person (other than a Mortgagor for a Crossed Mortgage Loan), and that it holds itself out as a legal entity, separate and apart from any other person or entity.

32.          Defeasance. With respect to any Mortgage Loan that, pursuant to the Mortgage Loan documents, can be defeased (a “Defeasance”), (i) the Mortgage Loan documents provide for Defeasance as a unilateral right of the Mortgagor, subject to satisfaction of conditions specified in the Mortgage Loan documents; (ii) the Mortgage Loan cannot be defeased within two years after the Closing Date; (iii) the Mortgagor is permitted to pledge only United States “government securities” within the meaning of Section 1.860G-2(a)(8)(ii) of the Treasury Regulations, the revenues from which will, in the case of a full Defeasance, be sufficient to make all scheduled payments under the Mortgage Loan when due, including the entire remaining principal balance on the maturity date (or on or after the first date on which payment may be made without payment of a yield maintenance charge or prepayment penalty) or, if the Mortgage Loan is an ARD Loan, the entire principal balance outstanding on the Anticipated Repayment Date (or on or after the first date on which payment may be made without payment of a yield maintenance charge or prepayment penalty), and if the Mortgage Loan permits partial releases of real property in connection with partial Defeasance, the revenues from the collateral will be sufficient to pay all such scheduled payments calculated on a principal amount equal to a specified percentage at least equal to the lesser of (a) 110% of the allocated loan amount for the real property to be released and (b) the outstanding principal balance of the Mortgage Loan or Whole Loan, as applicable; (iv) the defeasance collateral is not permitted to be subject to prepayment, call, or early redemption that results in revenues from such collateral that are insufficient to pay all applicable payments described in clause (iii) above; (v) the Mortgagor

Exh. C-13

is required to provide a certification from an independent certified public accountant that the defeasance collateral is sufficient to make all applicable payments described in clause (iii) above; (vi) if the Mortgagor would continue to own assets in addition to the defeasance collateral, the portion of the Mortgage Loan secured by defeasance collateral is required to be assumed (or the Mortgagee may require such assumption) by a Single-Purpose Entity; (vii) the Mortgagor is required to provide an opinion of counsel that the Mortgagee has a perfected security interest in such collateral prior to any other claim or interest; and (viii) the Mortgagor is required to pay all rating agency fees associated with Defeasance (if rating confirmation is a specific condition precedent thereto) and all other reasonable expenses associated with Defeasance, including, but not limited to, accountant’s fees and opinions of counsel.

33.          Fixed Interest Rates. Each Mortgage Loan bears interest at a rate that remains fixed throughout the remaining term of such Mortgage Loan, except in the case of ARD loans and situations where default interest is imposed.

34.          Ground Leases. For purposes of this Exhibit C, a “Ground Lease” shall mean a lease creating a leasehold estate in real property where the fee owner as the ground lessor conveys for a term or terms of years its entire interest in the land (or, with respect to air rights leases, the air) and buildings and other improvements, if any, comprising the premises demised under such lease to the ground lessee (who may, in certain circumstances, own the building and improvements on the land), subject to the reversionary interest of the ground lessor as fee owner and does not include industrial development agency or similar leases for purposes of conferring a tax abatement or other benefit.

With respect to any Mortgage Loan where the Mortgage Loan is secured by a leasehold estate under a Ground Lease in whole or in part, and the related Mortgage does not also encumber the related lessor’s fee interest in such Mortgaged Property, based upon the terms of the Ground Lease and any estoppel or other agreement received from the ground lessor in favor of Seller, its successors and assigns, Seller represents and warrants that:

(a)          The Ground Lease or a memorandum regarding such Ground Lease has been duly recorded or submitted for recordation in a form that is acceptable for recording in the applicable jurisdiction. The Ground Lease or an estoppel or other agreement received from the ground lessor permits the interest of the lessee to be encumbered by the related Mortgage and does not restrict the use of the related Mortgaged Property by such lessee, its successors or assigns in a manner that would materially adversely affect the security provided by the related Mortgage. No material change in the terms of the Ground Lease had occurred since its recordation, except by any written instruments which are included in the related Mortgage File;

(b)          The lessor under such Ground Lease has agreed in a writing included in the related Mortgage File (or in such Ground Lease or an estoppel or other agreement received from the ground lessor) that the Ground Lease may not be amended or modified, or canceled or terminated by agreement of lessor and lessee, without the prior written consent of the lender, and no such consent has been granted by Seller since the origination of the Mortgage Loan except as

Exh. C-14

reflected in any written instruments which are included in the related Mortgage File;

(c)          The Ground Lease has an original term (or an original term plus one or more optional renewal terms, which, under all circumstances, may be exercised, and will be enforceable, by either Mortgagor or the Mortgagee) that extends not less than 20 years beyond the stated maturity of the related Mortgage Loan, or 10 years past the stated maturity if such Mortgage Loan fully amortizes by the stated maturity (or with respect to a Mortgage Loan that accrues on an actual 360 basis, substantially amortizes);

(d)          The Ground Lease either (i) is not subject to any liens or encumbrances superior to, or of equal priority with, the Mortgage, except for the related fee interest of the ground lessor and the Permitted Encumbrances, or (ii) is subject to a subordination, non-disturbance and attornment agreement to which the Mortgagee on the lessor’s fee interest in the Mortgaged Property is subject;

(e)          The Ground Lease does not place commercially unreasonable restrictions on the identity of the Mortgagee and the Ground Lease is assignable (including pursuant to foreclosure) to the holder of the Mortgage Loan and its successors and assigns without the consent of the lessor thereunder (or, if such consent is required it either has been obtained or cannot be unreasonably withheld, provided that such Ground Lease has not been terminated and all amounts due thereunder have been paid), and in the event it is so assigned, it is further assignable by the holder of the Mortgage Loan and its successors and assigns without the consent of the lessor (or, if such consent is required it either has been obtained or cannot be unreasonably withheld, provided that such Ground Lease has not been terminated and all amounts due thereunder have been paid);

(f)          Seller has not received any written notice of material default under or notice of termination of such Ground Lease. To Seller’s knowledge, there is no material default under such Ground Lease and no condition that, but for the passage of time or giving of notice, would result in a material default under the terms of such Ground Lease and to Seller’s knowledge, such Ground Lease is in full force and effect as of the Closing Date;

(g)          The Ground Lease or ancillary agreement between the lessor and the lessee requires the lessor to give to the lender written notice of any default, and provides that no notice of default or termination is effective against the lender unless such notice is given to the lender;

(h)          A lender is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under the Ground Lease through legal proceedings) to cure any default under the Ground Lease which is curable after the lender’s receipt of notice of any default before the lessor may terminate the Ground Lease;

Exh. C-15

(i)          The Ground Lease does not impose any restrictions on subletting that would be viewed as commercially unreasonable by Seller in connection with the origination of similar commercial or multifamily loans intended for securitization;

(j)          Under the terms of the Ground Lease, an estoppel or other agreement received from the ground lessor and the related Mortgage (taken together), any related insurance proceeds or the portion of the condemnation award allocable to the ground lessee’s interest (other than (i) de minimis amounts for minor casualties or (ii) in respect of a total or substantially total loss or taking as addressed in clause (k) below) will be applied either to the repair or to restoration of all or part of the related Mortgaged Property with (so long as such proceeds are in excess of the threshold amount specified in the related Mortgage Loan documents) the lender or a trustee appointed by it having the right to hold and disburse such proceeds as repair or restoration progresses, or to the payment of the outstanding principal balance of the Mortgage Loan, together with any accrued interest;

(k)          In the case of a total or substantially total taking or loss, under the terms of the Ground Lease, an estoppel or other agreement and the related Mortgage (taken together), any related insurance proceeds, or portion of the condemnation award allocable to ground lessee’s interest in respect of a total or substantially total loss or taking of the related Mortgaged Property to the extent not applied to restoration, will be applied first to the payment of the outstanding principal balance of the Mortgage Loan, together with any accrued interest; and

(l)          Provided that the lender cures any defaults which are susceptible to being cured, the ground lessor has agreed to enter into a new lease with lender upon termination of the Ground Lease for any reason, including rejection of the Ground Lease in a bankruptcy proceeding.

35.          Servicing. The servicing and collection practices used by Seller with respect to the Mortgage Loan have been, in all respects, legal and have met customary industry standards for servicing of commercial loans for conduit loan programs.

36.          Origination and Underwriting. The origination practices of Seller (or the related originator if Seller was not the originator) with respect to each Mortgage Loan have been, in all material respects, legal and as of the date of its origination, such Mortgage Loan and the origination thereof complied in all material respects with, or was exempt from, all requirements of federal, state or local law relating to the origination of such Mortgage Loan; provided that such representation and warranty does not address or otherwise cover any matters with respect to federal, state or local law otherwise covered in this Exhibit C.

37.          No Material Default; Payment Record. No Mortgage Loan has been more than 30 days delinquent, without giving effect to any grace or cure period, in making required payments since origination, and as of the date hereof, no Mortgage Loan is more than 30 days delinquent (beyond any applicable grace or cure period) in making required payments as of the Closing Date. To Seller’s knowledge, there is (a) no material default, breach, violation or event

Exh. C-16

of acceleration existing under the related Mortgage Loan, or (b) no event (other than payments due but not yet delinquent) which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration, which default, breach, violation or event of acceleration, in the case of either clause (a) or clause (b), materially and adversely affects the value of the Mortgage Loan or the value, use or operation of the related Mortgaged Property, provided that this representation and warranty does not cover any default, breach, violation or event of acceleration that specifically pertains to or arises out of an exception scheduled to any other representation and warranty made by Seller in this Exhibit C. No person other than the holder of such Mortgage Loan may declare any event of default under the Mortgage Loan or accelerate any indebtedness under the Mortgage Loan documents.

38.          Bankruptcy. As of the date of origination of the related Mortgage Loan and to Seller’s knowledge as of the Cut-off Date, neither the Mortgaged Property (other than any tenants of such Mortgaged Property), nor any portion thereof, is the subject of, and no Mortgagor, guarantor or tenant occupying a single-tenant property is a debtor in state or federal bankruptcy, insolvency or similar proceeding.

39.          Organization of Mortgagor. With respect to each Mortgage Loan, in reliance on certified copies of the organizational documents of the Mortgagor delivered by the Mortgagor in connection with the origination of such Mortgage Loan, the Mortgagor is an entity organized under the laws of a state of the United States of America, the District of Columbia or the Commonwealth of Puerto Rico. Except with respect to any Crossed Mortgage Loan, no Mortgage Loan has a Mortgagor that is an Affiliate of another Mortgagor. An “Affiliate” for purposes of this paragraph (39) means, a Mortgagor that is under direct or indirect common ownership and control with another Mortgagor.

40.          Environmental Conditions. A Phase I environmental site assessment (or update of a previous Phase I and or Phase II environmental site assessment) and, with respect to certain Mortgage Loans, a Phase II environmental site assessment (collectively, an “ESA”) meeting ASTM requirements conducted by a reputable environmental consultant in connection with such Mortgage Loan within 12 months prior to its origination date (or an update of a previous ESA was prepared), and such ESA (i) did not identify the existence of Recognized Environmental Conditions (as such term is defined in ASTM E1527-05 or its successor, hereinafter “Environmental Condition”) at the related Mortgaged Property or the need for further investigation, or (ii) if the existence of an Environmental Condition or need for further investigation was indicated in any such ESA, then at least one of the following statements is true: (A) an amount reasonably estimated by a reputable environmental consultant to be sufficient to cover the estimated cost to cure any material noncompliance with applicable Environmental Laws or the Environmental Condition has been escrowed by the related Mortgagor and is held or controlled by the related lender; (B) if the only Environmental Condition relates to the presence of asbestos-containing materials, radon in indoor air, lead based paint or lead in drinking water, the only recommended action in the ESA is the institution of such a plan, an operations or maintenance plan has been required to be instituted by the related Mortgagor that can reasonably be expected to mitigate the identified risk; (C) the Environmental Condition identified in the related environmental report was remediated, abated or contained in all material respects prior to the date hereof, and, if and as appropriate, a no further action, completion or closure letter or its

Exh. C-17

equivalent, was obtained from the applicable governmental regulatory authority (or the Environmental Condition affecting the related Mortgaged Property was otherwise listed by such governmental authority as “closed” or a reputable environmental consultant has concluded that no further action or investigation is required); (D) an environmental policy or a lender’s pollution legal liability insurance policy that covers liability for the Environmental Condition was obtained from an insurer rated no less than “A-” (or the equivalent) by Moody’s, S&P and/or Fitch; (E) a party not related to the Mortgagor was identified as the responsible party for the Environmental Condition and such responsible party has financial resources reasonably estimated to be adequate to address the situation; or (F) a party related to the Mortgagor having financial resources reasonably estimated to be adequate to address the situation is required to take action. To Seller’s knowledge, except as set forth in the ESA, there is no Environmental Condition at the related Mortgaged Property.

41.          Appraisal. The Mortgage File contains an appraisal of the related Mortgaged Property with an appraisal date within 6 months of the Mortgage Loan origination date, and within 12 months of the Closing Date. The appraisal is signed by an appraiser who is a Member of the Appraisal Institute (“MAI”) and that (i) was engaged directly by the originator of the Mortgage Loan or Seller, or a correspondent or agent of the originator of the Mortgage Loan or Seller, and (ii) to Seller’s knowledge, had no interest, direct or indirect, in the Mortgaged Property or the Mortgagor or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan. Each appraiser has represented in such appraisal or in a supplemental letter that the appraisal satisfies the requirements of the “Uniform Standards of Professional Appraisal Practice” as adopted by the Appraisal Standards Board of the Appraisal Foundation.

42.          Mortgage Loan Schedule. The information pertaining to each Mortgage Loan which is set forth in the Mortgage Loan Schedule is true and correct in all material respects as of the Cut-off Date and contains all information required by the Pooling and Servicing Agreement to be contained therein.

43.          Cross-Collateralization. No Mortgage Loan is cross-collateralized or cross-defaulted with any other mortgage loan that is outside the Trust, except (i) as set forth on Exhibit C-32-3 of this Exhibit C and (ii) any Companion Loan secured by the same Mortgage as the related Mortgage Loan.

44.          Advance of Funds by Seller. After origination, no advance of funds has been made by Seller to the related Mortgagor other than in accordance with the Mortgage Loan documents, and, to Seller’s knowledge, no funds have been received from any person other than the related Mortgagor or an affiliate for, or on account of, payments due on the Mortgage Loan (other than as contemplated by the Mortgage Loan documents, such as, by way of example and not in limitation of the foregoing, amounts paid by the tenant(s) into a lender-controlled lockbox if required or contemplated under the related lease or Mortgage Loan documents). Neither Seller nor any affiliate thereof has any obligation to make any capital contribution to any Mortgagor under a Mortgage Loan, other than contributions made on or prior to the date hereof.

45.          Compliance with Anti-Money Laundering Laws. Seller has complied in all material respects with all applicable anti-money laundering laws and regulations, including

Exh. C-18

without limitation the USA Patriot Act of 2001 with respect to the origination of the Mortgage Loan, the failure to comply with which would have a material adverse effect on the Mortgage Loan.

For purposes of this Exhibit C, “Mortgagee” means the mortgagee, grantee or beneficiary under any Mortgage, any holder of legal title to any portion of any Mortgage Loan or, if applicable, any agent or servicer on behalf of such party.

Exh. C-19

Exhibit C-32-1

List of Mortgage Loans with Current Mezzanine Debt

Exhibit A ID#	Existing Mezzanine Debt
1	$17,000,000
5	$185,000,000

Exh. C-32-1-1

Exhibit C-32-2

List of Mortgage Loans with Permitted Mezzanine Debt

None.

Exh. C-32-2-2

Exhibit C-32-3

List of Cross-Collateralized and Cross-Defaulted Mortgage Loans

Exhibit A ID#	Mortgage Loan
22	Village Marketplace
23	Turnpike Plaza

Exh. C-32-3-1

SCHEDULE C

EXCEPTIONS TO MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

The exceptions to the representations and warranties set forth below are listed by the number of the related representation and warranty set forth on Exhibit C and the mortgage loan name and number identified on Exhibit A. Capitalized terms used but not otherwise defined in this Schedule C shall have the meanings set forth in Exhibit C or, if not defined therein, in this Agreement.

Rep. No. on Exhibit C	Mortgage Loan and Number as Identified on Exhibit A	Description of the Except ion
(4) Mortgage Status; Waivers and Modifications	Great Value Storage Portfolio (Loan No. 5)	Amendments to the Mortgage Loan documents were executed on December 27, 2018 (and included in the related Mortgage File) to provide for permitted additional mezzanine financing, which was effected on January 7, 2019 by upsizing the existing mezzanine B loan.
(6) Permitted Liens; Title Insurance	Heartland Dental Medical Office Portfolio (Loan No. 7)	A tenant at each of the Heartland Dental Medical Office Portfolio - Heartland Dental Medical Office Portfolio – 507 North Hershey Road (Suites A & B), Heartland Dental Medical Office Portfolio – 826 West Lincoln Avenue (Suite B), Heartland Dental Medical Office Portfolio - 692 Essington Road (Suite A & B), Heartland Dental Medical Office Portfolio – 7310 North Villa Lake Drive (Suite A & B), Heartland Dental Medical Office Portfolio – 242 Southwoods Center (Suite A), Heartland Dental Medical Office Portfolio – 1429 Chester Boulevard (Suite A & B), Heartland Dental Medical Office Portfolio - 103 Farabee Drive North (Suites B & C), Heartland Dental Medical Office Portfolio – 2362 West Boulevard Street (Suite A & B), Heartland Dental Medical Office Portfolio – 1025 Ashley Street (Suite A, B & C) and Heartland Dental Medical Office Portfolio – 3608 Jeffco Boulevard Mortgaged Properties, Heartland Dental, LLC, has a right of first refusal to purchase the related Mortgaged Property in the event of a proposed sale of such Mortgaged Property to any third party. Pursuant to a subordination, non-disturbance and attornment agreement with respect to each of the related Heartland Dental, LLC leases, Heartland Dental, LLC subordinated to the Heartland Dental Medical Office Portfolio Mortgage Loan all purchase option rights and waived all such purchase options with respect to the lender and any successor in interest to the lender.
(6) Permitted Liens; Title Insurance	ILPT Hawaii Portfolio (Loan No. 8)	A tenant at each of the 1052 Ahua Street and 2828 Paa Street Mortgaged Properties has a right of first offer and a tenant at each of 2831 Kaihikapu Street, 2826 Kaihikapu Street, 1045 Mapunapuna Street and 918 Ahua Street Mortgaged Properties has a right of first refusal to purchase the related Mortgaged Property in the event of a proposed transfer of such Mortgaged Property. None of such rights of first refusal are applicable to a transfer of (i) any of the related Mortgaged Properties in connection with a foreclosure or deed-in-lieu of foreclose or (ii) the entire portfolio of Mortgaged Properties.
(6) Permitted Liens; Title Insurance	Westchester Towers (Loan No. 45)	The Mortgaged Property is enrolled in a state-sponsored low-income housing tax credit (LIHTC) program and is subject to a related Regulatory Agreement (the “Regulatory Agreement”) with the Michigan State Housing Development Authority (the “MSHDA”). The approved tax credits have been paid out, the Mortgaged Property no longer receives any financial assistance and is responsible for full real estate taxes; however the terms if the Regulatory Agreement still encumbers the Mortgaged Property. The Regulatory Agreement requires the Mortgaged Property to comply with certain rent and occupancy requirements including, among other things, limiting (i) occupancy to tenants (the “LIHTC Tenants”) whose household income is equal to or less than 60% of the applicable household area median income and (ii) rent to an amount equal to or less than a maximum annual rent established under the LIHTC program as set by the MSHDA. The Regulatory Agreement has been subordinated to the Mortgage Loan documents and will terminate upon a foreclosure or deed-in-lieu of foreclosure, provided, however, that for a period of three years following the date of any such foreclosure or deed-in-lieu of foreclosure, the LIHTC Tenants may only be (i) evicted for cause and (ii)

Sch. C-1

Rep. No. on Exhibit C	Mortgage Loan and Number as Identified on Exhibit A	Description of the Except ion
subject to rent increases permitted under the LIHTC program.
(16) Insurance	Southern Motion Industrial Portfolio (Loan No. 4)	The Mortgagor is permitted to rely upon insurance provided by the related tenant at the Mortgaged Properties, provided that such insurance meets the requirements set forth in the Mortgage Loan documents.
(16) Insurance	FIGO Multi-State MF Portfolio II (Loan No. 6)

Except with respect to wind/storm and earthquake coverages, for which deductibles may not exceed 5% of the total insurable value of the Mortgaged Property, the Mortgage Loan documents permit the Mortgagor to maintain property insurance coverage with a deductible of up to $100,000 (which deductible may not be customary).

The lender (or a trustee appointed by it) has the right to hold and disburse any insurance proceeds with respect to a property loss in excess of 4% of the initial (as opposed to the then-outstanding) allocated loan amount for any applicable Mortgaged Property.

(16) Insurance	Lakewood Center (Loan No. 17)	The Mortgagor is permitted to rely upon insurance provided by the related tenants at the Mortgaged Property, provided that such insurance meets the requirements set forth in the Mortgage Loan documents. A portion of the Mortgaged Property is covered by property insurance maintained by the largest tenant, Raley’s. Under the related lease, insurance proceeds in respect of a property loss are required to be applied to the restoration of the applicable portion of the Mortgaged Property and neither the lender nor a trustee appointed by it has the right to hold and disburse such proceeds.
(16) Insurance	Bella Vista Village Apartments (Loan No. 33)

The Mortgage Loan documents permit the Mortgagor to have a deductible of up to 15% of the total insurable value of the Mortgaged Property with respect to Wind/Hail. Incl. Named Storm coverage (which deductible may not be customary). The Mortgage Loan documents provide recourse to the Mortgagor and guarantor for any deductible amount in excess of 5.0% of the insurable value (up to the amount of such deductible) of the Mortgaged Property.

The Mortgage Loan documents permit the Mortgagor to maintain property insurance and terrorism coverage with a deductible of up to $100,000 (which deductible may not be customary). The Mortgage Loan documents provide recourse to the Mortgagor and guarantor for an amount equal to any insured property loss in excess of $25,000 up to $100,000.

A portion of the Mortgaged Property is located in a special flood hazard area. The Mortgagor is required to maintain insurance under the National Flood Insurance Program satisfying the requirements of this Representation and Warranty No. (16), except that the Mortgagor is not required to maintain excess flood insurance for the Mortgaged Property. In the event of a casualty arising from a flood, the Mortgage Loan documents provide recourse to the guarantor and Mortgagor for debt service, taxes, insurance premiums and all other expenses incurred in connection with the Mortgaged Property, less the amount of any proceeds obtained in accordance with the terms of the Mortgage Loan documents and actually collected in connection with such casualty.

(24) Local Law Compliance	The Colonnade Office Complex (Loan No. 1)	The Mortgaged Property is non-conforming with respect to parking due to a deficiency of 147 parking spaces. The Mortgage Loan documents (i) require the Mortgagor to (a) re-stripe and/or add additional parking spaces to cure such parking deficiency and (b) deliver to the lender an updated zoning report concluding that the Mortgaged Property conforms with all parking requirements under the current zoning code and (ii) provide recourse to the guarantor and Mortgagor for losses to the lender in connection with such parking deficiency.
(24) Local Law Compliance	Great Value Storage Portfolio (Loan No. 5)	One or more of the related Mortgaged Properties in the portfolio constitutes a legal non-conforming use or structure which, following a casualty or destruction, may not be restored or repaired to the full extent necessary to maintain the pre-casualty/pre-destruction use of the subject structure/property if the replacement cost exceeds a specified threshold and/or the restoration or repair is not completed or the pre-casualty/ pre-destruction use is not restored

Sch. C-2

Rep. No. on Exhibit C	Mortgage Loan and Number as Identified on Exhibit A	Description of the Except ion
(or certain key steps in connection therewith are not taken) within a specified time frame. In each case, law and ordinance insurance coverage was obtained, but such insurance only covers (i) the loss to the subject structure when it must be demolished to comply with code requirements, (ii) the cost to demolish and clear the site of the undamaged portions of the covered structure, where the law requires its demolition, and (iii) increased cost of construction, to the extent such cost is a consequence of the enforcement of an ordinance or law.
(24) Local Law Compliance	Heartland Dental Medical Office Portfolio (Loan No. 7.128) – 1202 South Broad Street	The use of the 1202 South Broad Street Mortgaged Property as medical offices is legal non-conforming as to use as such use is no longer permitted under the current zoning code. If any non-conforming structure is damaged or destroyed in excess of 50%, such structure may only be restored in accordance with the current zoning code.
(24) Local Law Compliance	ILPT Hawaii Portfolio (Loan No. 8)	One or more of the related Mortgaged Properties in the portfolio constitute a legal non-conforming use or structure which, following destruction by any means to an extent of more than 50% of its replacement cost at the time of destruction, may not be reconstructed except in conformity with the provisions of the current zoning code. Certain fire code violations are open at certain of the related Mortgaged Properties. The Mortgage Loan documents provide recourse to the guarantor and Mortgagor for any losses to the lender in connection with such open fire code violations.
(24) Local Law Compliance	Cable Park (Loan No. 14)	The use of portions of the Mortgaged Property occupied by the tenants, (i) Blue Nami, to operate a restaurant with on-site alcohol sales and (ii) Orangevale Smoke Shop, to operate a smoke shop, are, in each instance, legal non-conforming as such uses are no longer permitted under the current zoning code. If any structure containing a non-conforming use is damaged or destroyed in excess of 50% of the value of such structure, such structure may only be restored in accordance with the current zoning code.
(24) Local Law Compliance	Village Marketplace (Loan No. 22)	The Mortgaged Property is legal non-conforming as to site requirements as the related zoning code no longer permits a development greater than 50,000 square feet and the Mortgaged Property is currently approximately 70,050 square feet. If more than 30% of any non-conforming structure is damaged or destroyed, such structure may only be restored in accordance with the current zoning code.
(24) Local Law Compliance	Bella Vista Village Apartments (Loan No. 33)	The use of the Mortgaged Property as multifamily housing is legal non-conforming as multifamily housing is not a permitted use under the current zoning code. If any structure containing a non-conforming use is damaged in excess of 50% of its structural value, such may only be restored in accordance with the current zoning code. In the event of a casualty resulting in the loss of the ability to restore the Mortgaged Property to its current use as multifamily apartment buildings in accordance with all applicable legal requirements, the Mortgage Loan documents provide recourse to the guarantor and the Mortgagor, less the amount of any net proceeds retained and applied by the lender toward payment of the debt. In the event of a casualty in which there are insufficient proceeds from any law and ordinance insurance coverage required under the Mortgage Loan Documents to (a) restore the Mortgaged Property or (b) repay the debt in full (each such amount, the “Required Amount”), the Mortgage Loan documents provide recourse to the guarantor and Mortgagor for the difference between the Required Amount and the amount of any proceeds obtained in accordance with the terms of the Mortgage Loan documents and actually collected in connection with such casualty.
(24) Local Law Compliance	Park Entrance Apartments (Loan No. 36)	The use of the Mortgaged Property as multifamily housing is legal non-conforming as multifamily housing is only permitted under the current zoning code with a special use permit and the Mortgagor has not obtained such a permit. If any structure containing a non-conforming use is damaged or destroyed to an extent that the costs of repair or restoration would exceed 50% of its structural value, such structure may only be repaired or restored in accordance with the current zoning code. If any structure containing a non-conforming use is damaged or destroyed to an extent that the costs of repair or restoration would be equal to or less than 50% of its structural value, such structure may be restored to its prior non-conforming use with a written

Sch. C-3

Rep. No. on Exhibit C	Mortgage Loan and Number as Identified on Exhibit A	Description of the Except ion
zoning authorization permit. In the event of a casualty resulting in the loss of the ability to restore the Mortgaged Property to its current use as multifamily apartment buildings in accordance with all applicable legal requirements, the Mortgage Loan documents provide recourse to the guarantor and the Mortgagor, less the amount of any net proceeds retained and applied by the lender toward payment of the debt.
(24) Local Law Compliance	5150 North State Road 7 (Loan No. 48)	The use of the Mortgaged Property for food distribution purposes may only be maintained under the current zoning code with a special use permit. Pursuant to a special exception use permit (the “Special Use Permit”) issued by the City of North Lauderdale in May 2015, the Mortgaged Property may continue to be used for food distribution so long as the conditions set forth in the Special Use Permit are maintained.
(26) Recourse Obligations	FIGO Multi-State MF Portfolio II (Loan No. 6)	With respect to clause (a) of this Representation and Warranty No. 26, the guarantor of the Mortgage Loan did not provide financial statements to the lender at origination of the Mortgage Loan. The Mortgage Loan documents require the guarantor to maintain (a) a net worth (exclusive of the guarantor’s equity interest in the Mortgaged Property) in excess of $28,200,000 and (b) liquid assets having a market value of at least $2,820,000.
(26) Recourse Obligations	ILPT Hawaii Portfolio (Loan No. 8)

The Mortgage Loan documents do not provide full recourse for voluntary transfers made in violation of the Mortgage Loan documents; however, the Mortgage Loan documents do provide recourse for losses to the lender in connection with such transfers.

In addition, the guarantor’s liability for any guaranteed obligations for which the Mortgage Loan documents provide full recourse is limited to an amount equal to 15% of the outstanding principal balance of the related Whole Loan as of the date of occurrence of any full recourse trigger event.

(26) Recourse Obligations	Hampden Center (Loan No. 21)	With respect to clause (b)(v) of this Representation and Warranty No. 26, there is only recourse to the extent there is sufficient cash flow from the operation of the Mortgaged Property to prevent such waste at the Mortgaged Property.
(26) Recourse Obligations	Bella Vista Village Apartments (Loan No. 33)	With respect to clause (b)(v) of this Representation and Warranty No. 26, there is only recourse to the extent there is sufficient cash flow from the operation of the Mortgaged Property to prevent such waste at the Mortgaged Property.
(28) Financial Reporting and Rent Rolls	Great Value Storage Portfolio (Loan No. 5)	The Mortgage Loan documents require the Mortgagor to provide audited financial statements only during the continuance of a cash management trigger period.
(31) Single-Purpose Entity	ILPT Hawaii Portfolio (Loan No. 8)	Each of the related Mortgagors is a recycled Single-Purpose Entity that was previously a guarantor under a parental credit facility (the “Prior Credit Facility”), which facility was secured by a portfolio of real properties that included properties other than the Mortgaged Property. The Prior Credit Facility was satisfied in full prior to origination and the related Mortgagors have been released from any liability thereunder.
(31) Single-Purpose Entity	Country Inn – Smithfield (Loan No. 40)	The Mortgagor is a recycled Single-Purpose Entity that previously owned a parcel of unimproved land adjacent to the Mortgaged Property that was transferred to an affiliate of the Mortgagor prior to the origination of the Mortgage Loan.
(38) Organization of Mortgagor	Cable Park (Loan No. 14) Lakewood Center (Loan No. 17)	The related Mortgagors are affiliated entities.
(38) Organization of Mortgagor	Village Marketplace (Loan No. 22) Turnpike Plaza (Loan No. 23)	The related Mortgagors are affiliated entities.
(38) Organization of Mortgagor	Park Entrance Apartments (Loan No. 36) Wisteria Court Apartments (Loan No. 44)	The related Mortgagors are affiliated entities.

Sch. C-4

Rep. No. on Exhibit C	Mortgage Loan and Number as Identified on Exhibit A	Description of the Except ion
(38) Organization of Mortgagor	Regency Place (Loan No. 39) Westchester Apartments (Loan No. 45)	The related Mortgagors are affiliated entities.

Sch. C-5

EXHIBIT D-1

SAMPLE FORM OF CERTIFICATE OF THE OFFICER OF THE MORTGAGE LOAN SELLER*

UBS AG

ASSISTANT SECRETARY’S CERTIFICATE

I, [_____], an Assistant Secretary of UBS AG, by and through its New York branch office at 1285 Avenue of the Americas, New York, New York (the “Mortgage Loan Seller”), hereby certify that:

1.	Attached hereto as Exhibit A is a true and complete copy of the [ORGANIZATIONAL DOCUMENTS] of the Mortgage Loan Seller, which are in full force and effect on the date hereof.

2.	Attached hereto as Exhibit B is a true and correct copy of the amended and restated Bylaws of the Mortgage Loan Seller, as in effect on the date hereof.

3.	[The resolutions attached hereto as Exhibit C (the “Resolutions”) were adopted by the unanimous written consent in lieu of a meeting of the delegates of the Management Risk Committee (the “Committee”) of the Mortgage Loan Seller. Such resolutions have not been modified, amended, rescinded or revoked and remain in full force and effect on the date hereof.]

4.	Each person who, as an officer or representative of the Mortgage Loan Seller, signed any document delivered in connection with the UBS Commercial Mortgage Trust 2019-C16 transaction was at the respective times of such signing and delivery, and is now, duly elected or appointed, qualified and acting as such officer or representative and the signatures of such persons appearing on such documents are their genuine signatures.

IN WITNESS WHEREOF, I have signed this Certificate as of April 16, 2019.

Name:
Title:

*	If a Mortgage Loan Seller has a preferred form addressing at minimum items 1 through 4 above, please forward a copy from the most recent deal in which it was used (fully assembled with all related attachments) for our consideration.

Exh. D-1-1

EXHIBIT D-2

FORM OF CERTIFICATE OF THE MORTGAGE LOAN SELLER

CERTIFICATE OF MORTGAGE LOAN SELLER

In connection with the execution and delivery by UBS AG of, and the consummation of the various transactions contemplated by, that certain Mortgage Loan Purchase Agreement dated as of March 27, 2019 (the “Mortgage Loan Purchase Agreement”) between UBS AG, as seller, and UBS Commercial Mortgage Securitization Corp., as purchaser, the undersigned hereby certifies that (i) except as set forth on Schedule C to the Mortgage Loan Purchase Agreement, the representations and warranties of UBS AG in or made pursuant to Section 4(a) and Section 4(b) of the Mortgage Loan Purchase Agreement are true and correct in all material respects on and as of the date hereof with the same effect as if made on the date hereof, (ii) UBS AG has, in all material respects, complied with all the agreements and satisfied all the conditions on its part required under the Mortgage Loan Purchase Agreement to be performed or satisfied on or prior to the date hereof, and (iii) since the date of the Mortgage Loan Purchase Agreement, there will not have been, immediately prior to the transfer of the Mortgage Loans pursuant to the Mortgage Loan Purchase Agreement, any material adverse change in the financial condition of UBS AG. Capitalized terms used but not defined herein shall have the respective meanings assigned to them in the Mortgage Loan Purchase Agreement.

Certified this April 16, 2019.

UBS AG

By:
Name:
Title:

Exh. D-2-1

EXHIBIT E

FORM OF OFFICER’S CERTIFICATE OF
UBS AG

[______] [__], 2019

UBS Commercial Mortgage Securitization Corp.
1285 Avenue of the Americas
New York, New York 10019
Nicholas.galeone@ubs.com

Cadwalader, Wickersham & Taft LLP
One World Financial Center
New York, New York
Attention: Frank Polverino, Esq.
Facsimile: (212) 504-6820

Frank.Polverino@cwt.com

With copies to the Addressees listed on Schedule A

Re: UBS 2019-C16 – Officer’s Certificate Pursuant to Section 4(i) of the Mortgage Loan Purchase Agreement

Reference is hereby made to that certain Pooling and Servicing Agreement, dated April 1, 2019, and that certain Mortgage Loan Purchase Agreement, dated March 27, 2019 (the “Mortgage Loan Purchase Agreement”), between the undersigned (the “Mortgage Loan Seller”) and UBS Commercial Mortgage Securitization Corp. (the “Depositor”). In accordance with Section 4(i) of the Mortgage Loan Purchase Agreement, the Mortgage Loan Seller hereby certifies to the Depositor, as follows:

1.	The Mortgage Loan Seller has delivered the Diligence File (as defined in the Pooling and Servicing Agreement) with respect to each Mortgage Loan to the Designated Site (as defined in the Pooling and Servicing Agreement); and

2.	Each Diligence File constitutes all documents required under the definition of “Diligence File” and such Diligence File is organized and categorized in accordance with the electronic file structure reasonably agreed to by the Depositor and Mortgage Loan Seller.

Capitalized terms used herein without definition have the meanings given them in the Mortgage Loan Purchase Agreement.

Exh. E-1

IN WITNESS WHEREOF, the undersigned has caused this diligence file certification to be executed by its duly authorized officer or representative, the [___] day of [____], 2019.

Sincerely yours,

UBS AG

By:
Name:
Title:

Exh. E-2

SCHEDULE A

LIST OF ADDRESSEES TO BE COPIED

MASTER SERVICER:

Midland Loan Services, a Division of PNC Bank, National Association

10851 Mastin Street, Suite 700

Overland Park, Kansas 66210
Attention: Executive Vice President – Division Head
Fax number: 1-888-706-3565

E-mail: NoticeAdmin@midlandls.com

SPECIAL SERVICER:

Midland Loan Services, a Division of PNC Bank, National Association

10851 Mastin Street, Suite 700

Overland Park, Kansas 66210
Attention: Executive Vice President – Division Head
Fax number: 1-888-706-3565

E-mail: NoticeAdmin@midlandls.com

CERTIFICATE ADMINISTRATOR:

Wells Fargo Bank, National Association

9062 Old Annapolis Road

Columbia, Maryland 21045
Attention: Corporate Trust Services – UBS 2019-C16

E-mail: cts.cmbs.bond.admin@wellsfargo.com; trustadministrationgroup@wellsfargo.com

TRUSTEE:

Wells Fargo Bank, National Association

9062 Old Annapolis Road

Columbia, Maryland 21045
Attention: Corporate Trust Services – UBS 2019-C16

E-mail: cts.cmbs.bond.admin@wellsfargo.com; trustadministrationgroup@wellsfargo.com

DIRECTING CERTIFICATEHOLDER:

KKR Real Estate Credit Opportunity Partners Aggregator I L.P.
9 West 57th Street, Suite 4200
New York, New York 10019
Fax number: (212) 750-0003

E-mail: Matt.Salem@kkr.com

ASSET REPRESENTATIONS REVIEWER:

Park Bridge Lender Services LLC
600 Third Avenue, 40th Floor

Exh. E-3

New York, New York 10016
Attention: UBS 2019-C16-Surveillance Manager

E-mail: cmbs.notices@parkbridgefinancial.com

OPERATING ADVISOR:

Park Bridge Lender Services LLC
600 Third Avenue, 40th Floor
New York, New York 10016
Attention: UBS 2019-C16-Surveillance Manager

E-mail: cmbs.notices@parkbridgefinancial.com

Exh. E-4

EXHIBIT F

FORM LOAN SELLER OFFICER’S CERTIFICATION

I, [identity of certifying individual], the [title] of [name of seller] (the “Seller”) on behalf of the Seller, as [TITLE] of the Seller, hereby certify as of March 20, 2019 to Nicholas Galeone, and with the knowledge and intent that he will rely upon this certification in connection with the certification to be signed by him and submitted to the Securities and Exchange Commission pursuant to Regulation AB, that:

1.	I have reviewed the preliminary prospectus (the “Prospectus”) relating to those classes of the UBS Commercial Mortgage Securitization Corp., Commercial Mortgage Pass-Through Certificates, Series 2019-C16, the offer and sale of which are registered (the “Securities”), and am familiar with, in all material respects, (a) the characteristics of the loans underlying the offering that will be conveyed by the Seller to UBS Commercial Mortgage Securitization Corp. (the “Seller’s Loans”), and (b) all material underlying transaction agreements to which the Seller is a party and entered into by Seller in connection with the securitization of the Seller’s Loans;

2.	Based on my knowledge, the Prospectus does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading, but only if and to the extent that any such untrue statement or omission relates to the Seller or the Seller’s Loans; and

3.	Based on my knowledge, the Prospectus and other information included in the registration statement of which it will be a part and provided to me for review, collectively, fairly present, in all material respects, the characteristics of the Seller’s Loans, including the risks relating to the Seller’s Loans that would affect the cash flows available to service payments or distributions on the Securities in accordance with their terms.

This Certification is being signed by me solely in my capacity as a duly authorized [senior officer of the Seller][representative of the Seller directly responsible for the underwriting, origination and/or sale of the Seller’s Loans] and not in my individual capacity. This Certification is solely for the benefit of Nicholas Galeone and not for the benefit of any other party or person.

By:
Name:
Title:

Exh. F-1